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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number   811-7930
                                       ----------------

                   Strong High-Yield Municipal Bond Fund, Inc.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     P.O. Box 2936 Milwaukee, WI          53201
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                 Richard Smirl, Strong Capital Management, Inc.
                       P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (414) 359-3400
                                                   -------------------

Date of fiscal year end: October 31
                        ----------------

Date of reporting period: April 30, 2003
                         ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders


                                              SEMIANNUAL REPORT | April 30, 2003

                                                                      The Strong

                                                                Municipal Income

                                                                           Funds

                              [PHOTO APPEARS HERE]

         Strong High-Yield Municipal Bond Fund

       Strong Intermediate Municipal Bond Fund

                    Strong Municipal Bond Fund

   Strong Short-Term High Yield Municipal Fund

                Strong Minnesota Tax-Free Fund

         Strong Short-Term Municipal Bond Fund

                Strong Wisconsin Tax-Free Fund

                                                                   [STRONG LOGO]

                                              SEMIANNUAL REPORT | April 30, 2003

                                                                      The Strong

                                                                Municipal Income

                                                                           Funds

Table of Contents

Investment Reviews

      Strong High-Yield Municipal Bond Fund................................... 2
      Strong Intermediate Municipal Bond Fund................................. 4
      Strong Municipal Bond Fund.............................................. 6
      Strong Short-Term High Yield Municipal Fund............................. 8
      Strong Minnesota Tax-Free Fund..........................................10
      Strong Short-Term Municipal Bond Fund...................................12
      Strong Wisconsin Tax-Free Fund..........................................14

Bond Glossary.................................................................16

Financial Information

      Schedules of Investments in Securities
           Strong High-Yield Municipal Bond Fund..............................17
           Strong Intermediate Municipal Bond Fund............................19
           Strong Municipal Bond Fund.........................................23
           Strong Short-Term High Yield Municipal Fund........................27
           Strong Minnesota Tax-Free Fund.....................................33
           Strong Short-Term Municipal Bond Fund..............................34
           Strong Wisconsin Tax-Free Fund.....................................42
      Statements of Assets and Liabilities....................................48
      Statements of Operations................................................51
      Statements of Changes in Net Assets.....................................54
      Notes to Financial Statements...........................................56

Financial Highlights..........................................................65
Directors and Officers........................................................70

A Few Words From Jay Mueller, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

A Time of High Drama

The six-month period from November 1, 2002, through April 30, 2003, was extraordinarily eventful. Congressional elections on November 5 resulted in the shift of control of the U.S. Senate to the Republican Party. At the same time, the GOP gained ground in the House of Representatives, presenting President Bush with a renewed opportunity to work with sympathetic legislative majorities.

The day after the election, the Federal Reserve Open Market Committee (FOMC) initiated a surprise 0.50% cut in short-term interest rates. In the accompanying statement, the Committee members explained:

"Heightened uncertainty and concerns about a deterioration in business conditions both here and abroad are damping economic activity. For the foreseeable future, then, the Committee continues to believe that, against the background of its long-run goals of price stability and sustainable economic growth and of the information currently available, the risks are weighted mainly toward conditions that may generate economic weakness."

However, the committee members professed optimism on the long-term outlook despite the challenges posed by the war on terrorism and other geopolitical stresses:

"Although the necessary reallocation of resources to enhance security may restrain advances in productivity for a time, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate."

With its 12 consecutive rate cuts of this cycle, the Fed pushed the overnight Federal Funds target to 1.25%, its lowest level in decades. The yields on longer-term securities fell as well. The benchmark 10-year Treasury yield was nearly 4.1% on Election Day. By the end of 2002, it had fallen to about 3.8%. In early January, interest rates moved higher on the belief that an acceleration in economic activity was imminent. This hope was dashed on January 10 with the release of a disappointing employment report, which showed a deterioration in labor market conditions. Bond market yields resumed their long slide, pushed along by a succession of shaky economic reports, as well as saber-rattling in both Iraq and North Korea.

Oil and gas prices surged higher in the first quarter, reflecting apprehension over the Middle East, a debilitating labor strike in Venezuela, and civil unrest in Nigeria. The stock market, which had enjoyed a bounce from its October 9 low, resumed its sickening slide.

The Dogs of War Are Loosed

All these trends reversed in the middle of March. After months of nervousness over a potential conflict with Iraq, financial markets greeted the imminent launch of the U.S.-led Operation Iraqi Freedom with a burst of enthusiasm. It seemed that the wait for war was more troublesome than the war itself: oil prices, which had spiked in expectation of war, suddenly plummeted as hostilities commenced. Stock markets in the U.S. and around the world rallied. Treasury bonds sold off in an unwind of the "flight to safety" trade.

                                                        (Continued on next page)

The rise in bond yields was capped on March 21, however, with the 10-year Treasury trading at a yield of approximately 4.1%. By the end of April, the yield had sunk to the neighborhood of 3.8%.

The mortgage-backed and corporate sectors of the bond market also performed well over the six-month period. The yield premium of corporates over Treasuries narrowed dramatically from the near-panic levels of last autumn. The lower range of the investment-grade category--bonds rated BBB by Standard and Poor's and Baa by Moody's--saw the biggest gains. Industries like telecommunications, media, utilities, and autos, which had been pummeled in the long rout of the preceding 12 months, bounced back smartly. Prices for high-yield bonds (non-investment grade or "junk") shot skyward. Investors were generally rewarded handsomely for taking more risk, whether in the form of duration (interest-rate sensitivity) or credit.

The Road Ahead

Falling interest rates are a mixed blessing for bond investors. On the one hand, the process of getting to lower rates generates outsized returns as coupon income is supplemented with capital gains. On the other hand, having arrived at a low rate level, prospective returns may appear meager. Investors who remember double-digit Treasury yields are unlikely to regard 3.8% per year for ten years as particularly enticing. While some additional yield can be obtained by diversification into corporate and mortgage-backed securities, the most conservative investors--those unwilling to accept either duration or credit risk--would seem to be in a tight spot. But yields may not be as lean as they seem, because one of the most important drivers of the long rally in bonds has been a dramatic fall in inflation. Low inflation means that real (inflation-adjusted) returns can be attractive even when nominal yields (the figures generally cited in the media and on investor reports) are slim. The key question is: Will inflation stay low? Can it go much lower? Or is a shift to rising inflation more likely? What about the possibility of deflation--a sustained fall in the broad range of prices for goods and services?

Largely unknown in the United States since the Great Depression, deflation has been the least of our worries in recent decades. An accelerating rise in the price level was perceived as the primary financial threat. And with good reason. Between 1964 and 1980, inflation in the United States rose from 1% to nearly 15%. The inflationary surge disrupted capital markets, distorted tax structures, degraded the quality of financial reporting, and made long-term planning nearly impossible. When a crisis point was reached, the political and monetary authorities were jolted into taking decisive action. Federal Reserve Board Chairman Paul Volcker led a determined assault on inflation, reinstating the monetary discipline that had been lost when President Richard Nixon ended dollar-gold convertibility in 1971.

For two decades Volcker and his successor, Alan Greenspan, pursued policies designed to produce disinflation--a gradual reduction in the rate of inflation. The operational theory underlying their approach was that inflation is a monetary phenomenon, a view often summarized as "too much money chasing too few goods." Control over the supply of money was perceived as the key to squeezing out inflation. Policy discussions often revolved around the desire to maximize economic growth (and so employment) without igniting inflationary pressure.

The experience of the latter 1990s showed that it was possible to have both a falling unemployment rate and a falling inflation rate. Even so, the decisions of the Federal Reserve were generally couched in terms of an implicit trade-off between the two. For example, on January 29 of this year, the FOMC's post-meeting announcement included the statement, "...the Committee believes that, against the background of its long-run policy goals of price stability and sustainable economic growth and of the information currently available, the risks are balanced with respect to the prospects for both goals for the foreseeable future." Similar language had been invoked in prior meetings.

An Evolution in Monetary Policy

When the FOMC met on March 18, the committee members blamed the fog of war for their inability to determine the greater risk between higher inflation and weaker growth:

"In light of the unusually large uncertainties clouding the geopolitical situation in the short run and their apparent effects on economic decision-making, the Committee does not believe it can usefully characterize the current balance of risks with respect to the prospects for its long-run goals of price stability and sustainable economic growth."

But new ground was broken at the May 6 FOMC meeting. While electing to leave its interest rate targets unchanged, the committee reconfigured its risk-assessment formula. Instead of a growth-versus-inflation dynamic, the members wrote:

"...the Committee perceives that over the next few quarters the upside and downside risks to the attainment of sustainable growth are roughly equal. In contrast, over the same period, the probability of an unwelcome substantial fall in inflation, though minor, exceeds that of a pickup in inflation from its already low level."

I believe a rough translation of this message in ordinary English would be: "We think that economic growth is going to be okay, but we're a little worried that deflation is now a bigger threat than inflation." There have been pockets of deflation in recent years--computers, long distance telephone service, and consumer electronics are examples--but the overall price level has continued to rise, albeit slowly. With the new language of the May 6 meeting, the committee members have expressed the fear--however small--that deflation will spread to the economy as a whole.

Relative to the experience of the last two decades, a yield of 3% or 4% seems paltry. On the other hand, if inflation falls to zero, a 4% nominal yield is also a 4% real yield. Compare that to where we were in 1980, when long Treasuries yielded about 12.5%, inflation was also 12.5%, and the real yield was zero! It remains to be seen whether the era of inflation is truly over, and if it is, whether price stability or outright deflation is in store for us.

Thank you for your trust and support.

Sincerely,

/s/ Jay N. Mueller

Jay N. Mueller

Strong High-Yield Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong High-Yield Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term, medium- and lower-quality municipal bonds. The Fund's manager emphasizes bonds whose credit quality may be improving and issuers that complement current investment themes, such as the "aging of America." The manager also takes the overall interest-rate environment into consideration. The Fund typically maintains an average effective maturity between 10 and 25 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                             From 10-1-93 to 4-30-03

                              [CHART APPEARS HERE]

                                The Strong                       Lipper High
                                High-Yield   Lehman Brothers   Yield Municipal
                                 Municipal      Municipal         Debt Funds
                                 Bond Fund     Bond Index*          Index*

Oct 93                          $   10,000   $        10,000   $        10,000
Oct 94                          $   10,211   $         9,583   $         9,635
Oct 95                          $   11,380   $        11,005   $        10,921
Oct 96                          $   12,045   $        11,632   $        11,509
Oct 97                          $   13,532   $        12,620   $        12,550
Oct 98                          $   14,642   $        13,631   $        13,464
Oct 99                          $   14,043   $        13,390   $        13,122
Oct 00                          $   13,925   $        14,530   $        13,560
Oct 01                          $   13,800   $        16,056   $        14,446
Oct 02                          $   12,492   $        16,998   $        14,800
Apr 03                          $   11,783   $        17,608   $        15,275

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund continued to make progress in redirecting the overall portfolio composition. Several non-rated or defaulted positions were sold or liquidated over the past six months, with the cash proceeds being reinvested into investment-grade securities. The high-yield municipal market continues to make progress, and its overall tone continued to improve over the past six months. The Fund continues to produce an attractive level of tax-free income and to work on lowering overall volatility compared with other long-term, high-yield municipal funds.

A volatile period for high-yield municipals

The high-yield sector of the municipal market saw appreciation over the period but with increased volatility. The difference, or spread, between the yields of BBB- and AAA-rated municipals continued to be wide, reaching almost a full percentage point. This spread has declined, but it is still wide on a historic basis and suggests that lower-quality municipal securities may have more room to appreciate.

Volatility in the municipal market was significant this period, driven by disappointing economic news as well as developments affecting individual sectors. The market tended to track what appeared to be general investor perception of a recovery (or lack thereof) in the economy.

The Federal Reserve moved short-term rates lower from 1.75% to 1.25% in November 2002. The Fed has now indicated it will maintain a wait-and-see attitude. Market interest rates initially moved higher, as investors banked on an economic recovery and potential stock market climb. This trend did not hold, though, and talk of economic recovery was replaced with a focus on the Iraq war. The news out of Iraq and its implications to the market proved to be the dynamic driving force over the past several months.

Although municipals did not experience a dramatic tightening of yield spreads, they did experience some improvement. For example, only last autumn many investors were shunning municipal bonds backed by investor-owned utilities. But over the past several months, these utilities have delivered on earnings, resulting in a dramatic decrease in utility yields. Other sectors that performed well included healthcare and housing.

Restructuring efforts continue

Although the Fund was able to deliver a high level of income over the period, it was not sufficient to entirely offset deterioration in several larger holdings. The Fund ended the period with an average credit quality weighting of B. As discussed in past reports, we have continued to make progress on lowering overall position sizes in the Fund's portfolio, primarily with respect to lower-rated credits. The Fund's overall percentage of defaulted holdings has fallen to below 10% of assets.

We have reinvested cash in higher-quality bonds and participated in opportunistic trading, but the benefits of these efforts were overshadowed by the credit deterioration of other Fund holdings. Our repositioning efforts are progressing, and although the tone of the high-yield municipal market has improved, it is too early to say a recovery is on its way. The lack of significant supply in the new issue market has spurred demand for secondary market issues, creating the opportunity to sell some of the Fund's holdings at better prices than were previously available.

Making use of opportunities

The Fund's increased cash holdings have allowed us to participate in several trades, involving both new issuance and the secondary market. Some of these transactions were opportunistic, while others represented a longer-term approach. These trades include securities in the corporate-backed airline and tobacco sectors. After very difficult periods for those areas of the municipal market, many bonds in these sectors now represent attractive value.

We also purchased an issue on the secondary market that derives most of its revenue from a large Native-American-operated casino. We find this sector attractive and are looking for additional opportunities in this niche. Lastly, we sought to capitalize on the rally in corporate credits by buying corporate-backed municipal bonds that we believed represented good value.

In our assessment, municipal debt continues to be attractive when compared with taxable bonds. We anticipate keeping the Fund's duration and maturity fairly constant over the next six months or until some signs of an economic recovery emerge.

We appreciate your continued investment in the Strong High-Yield Municipal Bond Fund.

Mary-Kay H. Bourbulas
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
------------------------------------------------------------------------------

          1-year                                                        -9.04%

          3-year                                                        -5.13%

          5-year                                                        -3.60%

          Since Fund Inception                                           1.73%
          (10-1-93)

Portfolio Statistics
As of 4-30-03

Investor Class
------------------------------------------------------------------------------

          30-day annualized yield/2/                                     6.32%

Average effective maturity/3/                                       13.4 years

Average quality rating/4/                                                    B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/3/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper High Yield Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper High Yield Municipal Debt Funds Category. These funds invest at least 50% of assets in lower rated municipal debt issues. Source of the Lehman Brothers index data is Standard & Poor's Micropal. Source of the Lipper Index data is Lipper Inc.

Strong Intermediate Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong Intermediate Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including intermediate-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 15% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving (based on improving financial trends, positive industry/sector dynamics, improving economic conditions, or specific demographic trends). The Fund typically maintains an average effective maturity between three and ten years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                             From 7-31-01 to 4-30-03

                              [CHART APPEARS HERE]

                             The Strong                            Lipper
                            Intermediate   Lehman Brothers      Intermediate
                              Municipal    Municipal 7 Year       Municipal
                              Bond Fund      Bond Index*      Debt Funds Index*

Aug 01                      $     10,000   $         10,000   $          10,000
Oct 01                      $     10,360   $         10,250   $          10,234
Jan 02                      $     10,437   $         10,243   $          10,198
Apr 02                      $     10,625   $         10,400   $          10,322
Jul 02                      $     10,999   $         10,714   $          10,604
Oct 02                      $     11,095   $         10,893   $          10,723
Jan 03                      $     11,276   $         11,064   $          10,852
Apr 03                      $     11,509   $         11,297   $          11,069

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 7 Year Bond Index and the Lipper Intermediate Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund slightly outperformed its broad-based benchmark and peer group during the six months ended April 30, 2003. We kept the Fund's overall positioning, in terms of average credit quality and duration, relatively close to its benchmark. On a relative basis, the Fund's performance suffered late in the period due to our overweighting in bonds backed by tobacco settlement payments, which came under pressure this spring. However, our security selection in other parts of the market helped to offset losses in that sector.

Interest rates moved in a relatively wide range

While yields in the fixed-income markets generally trended lower, they fluctuated in a fairly wide band. For example, ten-year Treasuries fluctuated by about 70 basis points, a relatively large range. As they have in recent periods, interest rates tended to move higher when the stock market did better and lower when the equity markets sold off. At the end of the period, though, bonds did not sell off, even as stocks began to perform more strongly.

Early in the period, the Federal Reserve lowered short-term interest rates by half a percentage point, from 1.75% to 1.25%. Despite this sharp cut, market rates initially moved higher as the stock market picked up steam since investors largely appeared to be anticipating that an economic recovery would soon begin to take hold. This trend reversed fairly quickly, however, as investors turned their focus to the Iraq situation and became less optimistic about an economic recovery.

Within the municipal market, the steepness of the yield curve allowed the Fund to take advantage of so-called "roll down" opportunities. For example, at one point, the yield differential between a five-year municipal bond (yielding 2.41%) and a four-year muni (yielding 2.07%) was 34 basis points, or 0.34%. In a stable interest rate environment, as the five-year bonds get closer to maturity and become four-year bonds, their yields decline--which, in turn, means the prices of those bonds increase. This increase in the dollar value of these bonds has a positive impact on the Fund's total return. Bonds in the Fund with maturities between two and ten years tended to benefit most from this roll-down effect during the period.

Factors in our outperformance

As stated above, the Fund's average positioning during the period was close to neutral, relative to its benchmark. We did, however, selectively overweight and underweight certain sectors and maturity ranges at specific times, and these positions had an impact on performance. For example, the Fund's holdings in investor-owned utilities--where the Fund has been overweighted for the past year--performed very well. The Fund also had overweighting in the strong-performing healthcare sector.

On the negative side, the Fund did have a position in the tobacco sector. These bonds, backed by settlement payments from the tobacco industry to various state governments, performed very poorly. These bonds suffered from concerns relating to recent litigation that cast some doubt on the certainty of the cash flows supporting these bonds. On a positive note, the volatility within this sector allowed us to selectively reposition the Fund's holdings within it, providing some tax benefits to the Fund. Another area of weakness was the Fund's position in the airline sector. High-profile bankruptcy filings--and the potential for more filings--among some of the country's largest carriers raised serious concerns in the airline sector. This was exacerbated by the Iraq war and the SARS outbreak. By the end of the six-month period, this sector was showing some signs of improvement, as one large carrier averted bankruptcy, and airline traffic trends started to pick up.

The potential for improvement in some municipal sectors

As President Bush refocuses his efforts on U.S. economic growth, we expect to see more fiscal stimulus out of Washington. We also believe the Federal Reserve will remain very accommodative, given its stated outlook that it views the potential for a deflationary environment as a bigger risk for the economy than an inflationary one.

We are therefore keeping the Fund's interest-rate exposure near or slightly below its benchmark level. We have also added to the Fund's position in bonds rated A and BBB, which in the municipal market appear to have substantial room for potential appreciation.

Thank you for your investment in the Strong Intermediate Municipal Bond Fund.

Lyle J. Fitterer
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
------------------------------------------------------------------------------

          1-year                                                         8.32%

          Since Fund Inception                                           8.37%
          (7-31-01)

Portfolio Statistics
As of 4-30-03

Investor Class
------------------------------------------------------------------------------

          30-day annualized yield/2/                                     3.71%

Average effective maturity/3/                                       5.8 years

Average quality rating/4/                                                   A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. The advisor and/or administrator has temporarily waived fees of 0.37% and absorbed expenses of 0.32%. Otherwise, the current yield would have been 3.02%, and returns would have been lower.

/3/ The Fund's average effective maturity includes the effect of futures, options, and when-issued securities.

/4/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal 7 Year Bond Index is an unmanaged index generally representative of seven-year, tax-exempt bonds. Lipper Intermediate Municipal Debt Funds Index is the average of the 30 largest funds in this Lipper category. These funds invest in municipal debt issues with dollar-weighted average maturities of five to ten years. Source of the Lehman Brothers index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, including long-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 25% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund's manager conducts intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. The Fund typically maintains an average effective maturity between 5 and 20 years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                            From 10-23-86 to 4-30-03

                              [CHART APPEARS HERE]

                                                                     Lipper
                                The Strong   Lehman Brothers        General
                                Municipal       Municipal          Municipal
                                Bond Fund      Bond Index*     Debt Funds Index*

Oct 86                          $   10,000   $        10,000   $          10,000
Oct 87                          $    9,657   $         9,962   $           9,730
Oct 88                          $   10,644   $        11,412   $          11,308
Oct 89                          $   11,288   $        12,338   $          12,216
Oct 90                          $   11,700   $        13,253   $          12,885
Oct 91                          $   13,174   $        14,866   $          14,483
Oct 92                          $   14,627   $        16,113   $          15,574
Oct 93                          $   16,845   $        18,382   $          18,005
Oct 94                          $   16,106   $        17,581   $          17,029
Oct 95                          $   17,609   $        20,190   $          19,426
Oct 96                          $   18,236   $        21,342   $          20,485
Oct 97                          $   20,284   $        23,154   $          22,217
Oct 98                          $   22,013   $        25,010   $          23,865
Oct 99                          $   21,014   $        24,567   $          23,012
Oct 00                          $   21,144   $        26,657   $          24,755
Oct 01                          $   22,967   $        29,458   $          27,186
Oct 02                          $   23,527   $        31,186   $          28,390
Apr 03                          $   24,319   $        32,305   $          29,395

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

During a period in which higher-quality municipals once again performed very well, the Fund held its own with its performance for the period slightly better than that of its Lipper peer group and just behind its broad-based benchmark. The Fund's performance relative to its broad-based benchmark was stronger in the second half of the period.

Interest rate trends for municipals

Early in the period, the Federal Reserve lowered short-term interest rates by half a percentage point from 1.75% to 1.25%. Despite this sharp cut, market rates initially moved higher as the stock market picked up steam since investors largely appeared to be anticipating that an economic recovery would soon begin to take hold. This trend reversed fairly quickly, however, as investors turned their focus to the Iraq situation and became less optimistic about recovery. Overall, interest rates tended to move higher when the stock market did better and lower when the equity markets sold off. However, at the end of the period, stocks were doing better while bonds held relatively firm.

The biggest trend during the period was the improving market for lower-quality investments within the taxable corporate bond market. While this trend did not spill over into the municipal market, certain municipal sectors did very well. Among the best-performing areas of the municipal market were bonds backed by investor-owned utilities, along with healthcare bonds.

Contrary to what has happened in the taxable markets, lower-quality municipals remain very cheaply priced relative to higher-rated bonds.

Factors driving the Fund's performance

Our individual security and sector decisions contributed positively to the Fund's performance. Specifically, the Fund's holdings in the investor-owned utility sector--where we have maintained an overweighting for a few years--performed very well. These bonds benefited as the companies returned their focus to their core competencies of generating and distributing energy. The Fund's holdings in the healthcare sector, where we also carried an overweighting, also helped performance during the period.

The Fund entered the period with a duration (sensitivity to interest rate shifts) that was neutral to slightly short of its benchmark; the Fund also had an overweighting in lower-quality bonds. Both of these positions detracted from the Fund's performance, as interest rates declined slightly and higher-quality bonds once again outperformed lower-rated issues.

Bonds backed by settlement payments from the tobacco industry to various states performed very poorly over the six months, as recent litigation raised the level of uncertainty surrounding these bonds. While the Fund's position in tobacco bonds hurt performance, it is notable that volatility within the sector allowed us to selectively trade the Fund's holdings. This offered the Fund both short-term price appreciation opportunities and some potential tax benefits.

The Fund also had a position in the airline sector, which came under significant pressure due to bankruptcy filings by two large U.S. carriers, the Iraq war, and the SARS outbreak. By the end of the period, this sector showed signs of improvement, as one major carrier averted a feared bankruptcy and airline traffic trends began to pick up.

At the end of the period, we saw an increase in the demand for lower-rated municipal bonds. With the difference, or spread, between the yields on lower-quality, tax-exempt bonds and those on higher-rated municipals remaining at historically wide levels, institutional investors have started to recognize the relative value of the lower-rated municipal bond sector. Lower-quality municipals are also benefiting from the fact that absolute yield levels on high-quality municipal bonds are at 40-year lows; retail investors seeking higher levels of income have also started to buy lower-quality municipal bonds.

Potential for economic stimulus

As President Bush refocuses his efforts on U.S. economic growth, we expect to see more fiscal stimulus out of Washington. We also believe the Federal Reserve will remain very accommodative--that is, likely to keep interest rates low--as it appears to view a deflationary environment as a bigger risk for the economy than an inflationary one.

In this environment, the Fund's interest-rate exposure remains at or slightly below its benchmark level. We have also added to the Fund's positions in bonds rated A and BBB. The very wide yield spreads on these bonds relative to higher-rated municipals suggest that they have significant room for appreciation. This sector of the municipal market would be positioned to benefit if Mr. Bush and Mr. Greenspan succeed in reviving the economy.

Thank you for your investment in the Strong Municipal Bond Fund.

Lyle J. Fitterer
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
------------------------------------------------------------------------------

          1-year                                                         5.95%

          5-year                                                         2.90%

          10-year                                                        4.30%

          Since Fund Inception                                           5.53%
          (10-23-86)

Portfolio Statistics
As of 4-30-03

Investor Class
------------------------------------------------------------------------------

          30-day annualized yield/2/                                     4.33%

Average effective maturity/3/                                        7.8 years

Average quality rating/4/                                                    A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/3/ The Fund's average effective maturity includes the effect of futures, options, and when-issued securities.

/4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper General Municipal Debt Funds Category. These funds invest primarily in municipal debt issues in the top four credit ratings. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term High Yield Municipal Fund
================================================================================

Your Fund's Approach

The Strong Short-Term High Yield Municipal Fund seeks total return by investing for a high level of federal tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds, and invests primarily in short- and intermediate-term, medium- and lower-quality municipal bonds (e.g., securities rated BBB through C by Standard and Poor (S&P)). The Fund may also invest up to 20% of its net assets in taxable securities of comparable credit quality to its investment in municipal obligations including U.S. government securities, bank and corporate obligations, and other fixed income securities. The Fund typically maintains an average effective maturity between one and three years. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                            From 11-30-97 to 4-30-03

                              [CHART APPEARS HERE]

                                             Lehman Brothers
                              The Strong         1-5 Year           Lipper
                              Short-Term      Non-Investment      High Yield
                              High Yield     Grade Municipal       Municipal
                            Municipal Fund     Bond Index*     Debt Funds Index*

Nov 97                      $       10,000   $        10,000   $          10,000
May 98                      $       10,405   $        10,298   $          10,406
Nov 98                      $       10,639   $        10,574   $          10,693
May 99                      $       10,870   $        10,814   $          10,810
Nov 99                      $       10,877   $        10,889   $          10,469
May 00                      $       10,841   $        11,098   $          10,361
Nov 00                      $       11,093   $        11,518   $          10,734
May 01                      $       11,524   $        11,964   $          11,084
Nov 01                      $       11,628   $        12,381   $          11,385
May 02                      $       11,833   $        12,503   $          11,566
Nov 02                      $       12,022   $        12,905   $          11,752
Apr 03                      $       12,256   $        13,249   $          12,109

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The high-yield municipal market's overall tone continued to improve over the past six months. In spite of continued volatility in certain sectors of the market, the Fund achieved its goal of producing a high level of tax-free income while offering lower volatility compared with long-term, high-yield municipal funds. The Fund's share price stayed within a relatively tight $0.07 range.

High-yield municipals began to improve

The Federal Reserve (the Fed) moved short-term rates lower by 50 basis points, from 1.75% to 1.25%, in November 2002. The Fed has now indicated it will maintain a wait-and-see attitude. Market interest rates initially moved higher, as investors appeared to bank on an economic recovery and potential stock market climb. This trend did not hold, though, and talk of economic recovery was replaced with a focus on the Iraq war. The news out of Iraq and its implications to the market proved to be the driving force in the markets over the past several months.

The high-yield sector of the municipal market saw slight appreciation over the period but with increased volatility. The difference, or spread, between the yields of BBB- and AAA-rated municipals continued to be wide, reaching almost a full percentage point at times. This spread has tightened somewhat, but it is still wide on a historic basis and suggests that lower-quality municipal securities may have significant room to appreciate.

Although municipals did not experience the dramatic tightening of yield spreads that took place in the taxable market, there were signs of some improvement. For example, only last autumn many investors were shunning municipal bonds backed by investor-owned utilities. But over the past several months, these utilities have delivered on earnings, resulting in a dramatic decrease in utility yields. Other sectors that performed well included healthcare and housing.

A look at the Fund's portfolio structure

At the end of the period, the Fund's average credit quality stood at BBB. We have also lowered the Fund's sensitivity to interest rate changes (duration) slightly.

As we have discussed in past reports, we have continued to make progress on lowering overall position sizes in the Fund's portfolio, primarily with respect to lower-rated credits. For example, when the Fund takes a new position in a security rated BBB or lower, we limit the Fund's allocation to that bond to 2% or less of net assets. This has served to help ease price volatility. We believe improving the breadth and depth of holdings will help to stabilize performance.

Over the past six months, we reduced the Fund's allocation to nonrated holdings to 45% from 53%, making this shift gradually as the nonrated securities matured. Further, AAA securities, the highest rating possible, now account for 4.8% of assets, up from 2.9% at the beginning of the period.

The Fund has had an overweighting in the utility sector, relative to its performance benchmark, for the past few years. This sector performed well over the past several months, as these utilities refocused their efforts on their core businesses. The Fund also continues to have an overweighting in healthcare bonds, another strong performer over the six months.

On the negative side, the Fund did have a position in the tobacco sector. These bonds, backed by settlement payments from the tobacco industry to various state governments, performed very poorly. Recent litigation cast some doubt on the certainty of the cash flows supporting these bonds. Although the picture has improved, we continue to believe that current yields represent value. Another area of weakness was the Fund's position in the airline sector. By the end of the six-month period, though, this sector was showing some signs of improvement, as one large carrier averted bankruptcy and airline traffic trends started to perk up.

We also purchased several issues in both the primary and secondary markets that derive most of their revenue from large Native-American-operated casinos. We find this gaming sector attractive and are looking for additional opportunities in this sector. Lastly, we sought to capitalize on the rally in corporate credits by buying corporate-backed municipal bonds that we believed represented good value for the Fund.

Municipals offer attractive yields

We continue to maintain an average credit quality of BBB but have sought to further diversify the Fund's portfolio holdings across more sectors and individual holdings. Municipal yields remain attractive on an after-tax basis compared with those available from taxable bonds.

We anticipate keeping the Fund's duration and average maturity fairly consistent over the next six months or until stronger signs of an economic recovery emerge.

Thank you for your investment in the Strong Short-Term High Yield Municipal
Fund.

Mary-Kay H. Bourbulas
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
------------------------------------------------------------------------------

          1-year                                                         3.89%

          3-year                                                         4.12%

          5-year                                                         3.50%

          Since Fund Inception                                           3.83%
          (11-30-97)

Portfolio Statistics
As of 4-30-03

Investor Class
------------------------------------------------------------------------------

          30-day annualized yield/2/                                     4.38%

Average effective maturity/3/                                       2.5 years

Average quality rating/4/                                                 BBB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/3/ The Fund's average effective maturity includes the effect of futures, options, and when-issued securities.

/4/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to five years. The Lipper High Yield Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper High Yield Municipal Debt Funds Category. These funds invest at least 50% of assets in lower rated municipal debt issues. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

Strong Minnesota Tax-Free Fund
================================================================================

Your Fund's Approach

The Strong Minnesota Tax-Free Fund seeks total return by investing for a high level of current income that is exempt from federal and Minnesota personal income taxes. The Fund invests, under normal conditions, at least 95% of its net assets in municipal obligations whose interest is exempt from federal and Minnesota personal income taxes, and at least 80% of its net assets in municipal obligations, which are exempt from the federal Alternative Minimum Tax. It invests at least 65% of its net assets in higher- and medium-quality municipal obligations. The Fund may invest up to 25% of its net assets in high-yield, lower-quality municipal obligations (junk bonds). The Fund may also invest up to 5% of its net assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. Also, the Fund may invest up to 25% of its net assets in industrial development bonds and municipal leases. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

Top Five Industries As of 4-30-03
--------------------------------------------------------------------------------
Industry                                                         % of Net Assets

General Obligation                                                         24.6%
Hospital Revenue                                                           17.7%
Multi-Family Mortgage Revenue                                              16.2%
Education Revenue                                                           8.9%
Utility Revenue                                                             8.3%

Top Ten Holdings As of 4-30-03
--------------------------------------------------------------------------------
Holding                                                          % of Net Assets

Edina, Minnesota Multi-Family Mortgage Revenue Refunding--
Vernon Terrace Project                                                      7.6%
Faribault, Minnesota IDR--Apogee Enterprises, Inc. Project                  5.2%
Minneapolis, Minnesota Art Center Facilities Revenue--
Walker Art Center Project                                                   4.8%
Burnsville, Minnesota Housing Revenue--Provence LLC Project                 4.1%
Burnsville, Minnesota Hospital System Revenue--
Fairview Community Hospitals Project                                        4.0%
Monticello--Big Lake, Minnesota Community Hospital District Gross Revenue 3.4% Roseville, Minnesota Independent School District Number 623--
School District Enhancement Project                                         3.4%
Chaska, Minnesota Independent School District Number 112 Refunding          3.4%
Canby, Minnesota Community Hospital District Number 1 Revenue--
Sioux Valley Hospitals & Health Systems Project                             3.2%
Minnesota Higher Educational Facilities Authority--
Macalester College Project                                                  2.3%

The Strong Minnesota Tax-Free Fund outperformed its broad-based benchmark, the Lehman Brothers Municipal Bond Index, for the first four months of its existence. In that time, the Fund benefited from both a favorable interest-rate backdrop and a strong tone in the Minnesota municipal market. Security selection played the dominant role in the Fund's outperformance. Our high-quality focus worked well given the positive tone in the Minnesota market.

Trends in the municipal markets

Interest rates were volatile but trended downward during the period. Ten-year, high-quality municipal yields moved in a range of more than 50 basis points. War and the political debate surrounding it drove the financial markets, while economic news--which for the most part was weaker than expected--assumed a secondary role.

When investors did focus on the economy, what they found was only modest growth, low core inflation rates, and a Federal Reserve concerned about deflation. This environment presented the municipal market with some specific challenges of its own. The sluggish economy led to a sharp decline in state tax revenues, pushing many state and local government budgets into deep deficits.

Minnesota is no exception and is currently wrestling with a fiscal deficit. Like other states, Minnesota is debating whether the proper solution should be higher taxes or spending cuts or a combination of the two. Fortunately, Minnesota has a very solid credit history and is expected to find a solution, albeit a challenging one, for its current fiscal difficulties.

Unlike some other states, however, Minnesota issuers at all government levels have not increased their borrowing significantly. In fact, the amount of new supply of Minnesota bonds so far in 2003 is lower than it was last year at this time. The State also enters this very difficult fiscal period with some of the strongest credit quality in the country. So, despite these challenges, the Fund is looking for value opportunities within the State as they arise.

The portfolio's profile aided performance

The Fund's exposure to interest rate shifts was neutral relative to its peers. Given all of the uncertainty, both internationally and domestically, we believed holding our interest rate exposure at market levels seemed a prudent move--and indeed this positioning worked well through the volatile period. We overweighted the Fund's holdings from the intermediate segment of the yield curve, near the 15-year maturity range. As yields declined during the early months of the year, this strategy contributed positively to performance.

Our focus on high credit quality also helped the Fund's returns over the period. In the municipal market, higher-quality bonds outperformed those on the lower credit tiers.

The Fund is currently also overweighted in the government-backed sector of the municipal market. These are securities that have been pre-refunded--that is, escrowed to maturity in U.S. Treasury obligations. Many of these bonds have unique cash-flow characteristics that, at times, cause the market to undervalue them. Therefore, we have been able to buy these bonds at attractive yields, while also getting the benefit of these securities' high-quality credit support. We find these to be an attractive investment choice for this Fund at this stage along its growth path.

Stimulus measures may be ahead

The Bush Administration and the Federal Reserve (the Fed) are both working hard to boost economic growth. President Bush is encouraging Congress to pass a stimulus bill by this autumn, and the Fed has made it clear that it intends to provide monetary stimulus. But it appears that it will be difficult to sustain consumer spending, business expenditures, and municipal fiscal repair without an improvement in the pace of economic growth. We therefore anticipate that municipal bond yields could remain relatively stable. We intend to manage the Fund's interest-rate exposure in a cautious fashion and to maintain a high-quality focus until economic conditions improve further.

Thank you for your investment in the Strong Minnesota Tax-Free Fund. We appreciate the confidence you've placed in us.

Duane A. McAllister
Portfolio Co-Manager

Chad M. Rach
Portfolio Co-Manager

Total Return
As of 4-30-03

Investor Class/1/
--------------------------------------------------------------------------------

          Since Fund Inception                                           3.71%
          (12-26-02)

Class C/2/
--------------------------------------------------------------------------------

          Since Fund Inception                                           2.70%
          (12-26-02)

Portfolio Statistics
As of 4-30-03

Investor Class
--------------------------------------------------------------------------------

          30-day
          annualized yield/3/                                            3.59%

Class C
--------------------------------------------------------------------------------

          30-day
          annualized yield/3/                                            3.83%

Average effective maturity/4/                                        5.7 years

Average quality rating/5/                                                   AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     To the extent that the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

     The Fund invests primarily in municipal obligations whose interest is exempt from Minnesota and federal personal income taxes. Because these entities are commonly active in similar industries, the Fund's share price and performance may be more volatile than a fund that has a larger selection of issuers.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund's Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. For the Investor Class, the advisor and/or administrator has temporarily waived fees of 0.37% and absorbed expenses of 3.00%. Otherwise, the current yield would have been 0.22%, and returns would have been lower. For the Class C, the advisor and/or administrator has temporarily waived fees of 0.37% and absorbed expenses of 3.61%. Otherwise, the current yield would have been 0.00%, and returns would have been lower.

/4/ The Fund's average effective maturity includes the effect of options and when-issued securities.

/5/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

Strong Short-Term Municipal Bond Fund
================================================================================

Your Fund's Approach

The Strong Short-Term Municipal Bond Fund seeks total return by investing for a high level of federal tax-exempt current income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal bonds. It invests primarily in short- and intermediate-term, higher- and medium-quality municipal bonds. To enhance its return potential, the Fund may invest up to 15% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity of three years or less. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-91 to 4-30-03

                              [CHART APPEARS HERE]

                                The Strong     Lehman Brothers      Lipper Short
                                Short-Term        Municipal           Municipal
                              Municipal Bond        3 Year           Debt Funds
                                   Fund          Bond Index*           Index*

Dec 91                        $       10,000   $        10,000      $     10,000
Dec 92                        $       10,716   $        10,643      $     10,582
Dec 93                        $       11,441   $        11,305      $     11,145
Dec 94                        $       11,256   $        11,382      $     11,178
Dec 95                        $       11,861   $        12,392      $     11,970
Dec 96                        $       12,439   $        12,942      $     12,435
Dec 97                        $       13,301   $        13,651      $     13,027
Dec 98                        $       14,039   $        14,362      $     13,608
Dec 99                        $       14,203   $        14,644      $     13,818
Dec 00                        $       14,920   $        15,556      $     14,515
Dec 01                        $       15,691   $        16,581      $     15,205
Dec 02                        $       16,489   $        17,696      $     15,832
Apr 03                        $       16,711   $        17,894      $     15,953

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on investor class shares only; performance for other classes will vary due to differences in fee structures.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

While there was a fair amount of interest rate volatility during the last six months, yields ended the period close to where they started. The Fund performed well overall during the period, doing better on a relative basis when rates were stable or rising. The Fund benefited from a better overall environment for lower-quality investments, an area of the market in which the Fund is overweighted.

Trends in the municipal market

In early November, the Federal Reserve lowered short-term interest rates by half a percentage point from 1.75% to 1.25%. Despite this cut, market interest rates initially moved higher as the stock market moved higher--both of which appeared to be the result of investors anticipating an economic recovery. This trend reversed fairly quickly, though, as investors turned their focus to the Iraq situation and, for the next few months, market activity was driven by the changing dynamics of that conflict. A slowdown in U.S. economic activity was generally attributed to the war as well.

The biggest trend during the period was the improving market for lower-quality investments within the taxable corporate bond market. While this trend did not spill over into the municipal market, certain municipal sectors did very well. Among the best-performing areas of the municipal market were bonds backed by investor-owned utilities. The healthcare sector also performed very well during the period.

On the other hand, bonds backed by settlement payments from the tobacco industry to various states performed very poorly over the six months. Recent litigation has increased the uncertainty surrounding these bonds. Overall, contrary to what has happened in the taxable markets, lower-quality municipals remain very cheaply priced.

Contributors to Fund performance

The Fund's high level of income helped it perform well during the period. The Fund's average credit quality remained at A, helping the Fund generate its attractive yield. We reduced the Fund's duration, or sensitivity to interest-rate shifts, when the market rallied early in the period. This helped the Fund's performance when market interest rates moved up in March.

The Fund's holdings in the investor-owned utility sector--where we have had an overweighting for the past few years--performed very well. The Fund was also overweighted in the strong-performing healthcare sector.

On the negative side, the Fund did have a position in the tobacco sector. While that was an area of weakness in the market, the bonds held by the Fund had shorter average lives and tended to perform better than some of the longer-term bonds in the sector. The Fund also had a position in airline-backed bonds, which came under heavy pressure. By the end of the period, with American Airlines averting bankruptcy and substantial progress occurring in the Iraqi War, airline bonds showed signs of improvement.

The Fund also benefited from its positioning in bonds in the two- to five-year maturity range. This strategy can be beneficial in times when the yield curve is steep--that is, when the difference between yields on very short-maturity bonds and those on longer-term issues are relatively large. Over the six-month period, the municipal yield curve has been quite steep. For example, three-year AAA municipals were yielding 1.64%, while two-year AAA municipals were yielding 1.35%. This situation causes these bonds to perform well as they "roll down" the yield curve. This simply means that as time passes, a three-year bond becomes a two-year bond, and its yield declines. This causes the three-year bond's price to increase, which in turn can boost the Fund's overall performance.

Portfolio profile underwent little change

We did not make major changes to the Fund's positioning over the past six months. We continue to maintain the Fund's average credit quality of A but have worked to enhance the Fund's diversification across sectors and individual holdings.

Yield spreads on lower-quality municipal bonds remain at historically wide levels--that is, their yields are dramatically higher than those paid by the highest-quality securities. This is in contrast to what has happened in the taxable bond market, where these yield spreads have narrowed. Therefore, we believe that lower-quality municipals have room for appreciation in the future.

Because we anticipate that short-term interest rates could begin to move up from their very low current levels, we are keeping the Fund's duration slightly shorter than our benchmark level. We will continue to monitor economic and market trends and respond as conditions warrant.

Thank you for your investment in the Strong Short-Term Municipal Bond Fund.

Lyle J. Fitterer
Portfolio Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
------------------------------------------------------------------------------

          1-year                                                         4.50%

          5-year                                                         4.40%

          10-year                                                        4.29%

          Since Fund Inception                                           4.64%
          (12-31-91)

Class C/1/,/2/
------------------------------------------------------------------------------

          1-year                                                         2.13%

          5-year                                                         3.13%

          10-year                                                        3.04%

          Since Fund Inception                                           3.38%
          (12-31-91)

Portfolio Statistics
As of 4-30-03

Investor Class
--------------------------------------------------------------------------------

          30-day annualized yield/3/                                     3.22%

Class C
--------------------------------------------------------------------------------

          30-day annualized yield/3/                                     2.03%

Average effective maturity/4/                                        2.1 years

Average quality rating/5/                                                    A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     The Fund's income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund's Investor Class shares prior to 1-31-03, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03.

/4/ The Fund's average effective maturity includes the effect of futures, options, and when-issued securities.

/5/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Average is the average of all funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Wisconsin Tax-Free Fund
================================================================================

Your Fund's Approach

The Strong Wisconsin Tax-Free Fund seeks total return by investing for a high level of current income that is exempt from federal and Wisconsin personal income taxes. The Fund invests, under normal conditions, at least 80% of its net assets in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes, including the federal Alternative Minimum Tax
(AMT). It invests at least 65% of its net assets in higher- and medium-quality securities. To enhance its return potential, the Fund also invests up to 25% of its net assets in bonds that are of lower quality (high-yield or junk bonds). The Fund may also invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed-income securities. The Fund typically maintains an average effective maturity between 5 and 20 years. The Fund may also invest up to 25% of its net assets in industrial development bonds (IDBs), which may be in related industries or with related issuers, and up to 25% of its net assets in municipal leases. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's yield).

                    Growth of an Assumed $10,000 Investment+
                             From 4-06-01 to 4-30-03

                              [CHART APPEARS HERE]

                                        The Strong
                                         Wisconsin        Lehman Brothers
                                       Tax-Free Fund   Municipal Bond Index*

Apr 01                                 $      10,000   $              10,000
Jul 01                                 $      10,359   $              10,225
Oct 01                                 $      10,636   $              10,482
Jan 02                                 $      10,647   $              10,474
Apr 02                                 $      10,834   $              10,596
Jul 02                                 $      11,176   $              10,912
Oct 02                                 $      11,360   $              11,098
Jan 03                                 $      11,521   $              11,256
Apr 03                                 $      11,824   $              11,496

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the index's performances was prorated for the month of April 2001. This graph is based on investor class shares only; performance for other classes will vary due to differences in fee structures.

   The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Our focus on careful selection of individual securities helped the Fund to outperform the broad-based Lehman Brothers Index for the six-month period, as a number of securities in the portfolio experienced meaningful price appreciation. In addition, the strategy of making only small deviations relative to the Fund's benchmark within a volatile market environment also contributed to overall performance.

Interest rates fluctuated over the period

Overall, bond yields ended the six-month period close to where they began. The benchmark 10-year U.S. Treasury yield started and ended the period at approximately 3.90%. Over the course of the six months, however, interest rates were far from stable. For example, the 10-year Treasury--a key market indicator--fluctuated by roughly 70 basis points in that time, peaking at approximately 4.25% in late November and hitting a low of about 3.55% in early March. Interest rates among virtually all municipal bond maturities were relatively volatile during the same period but ultimately drifted slightly lower.

As we have seen over the recent extended bear market in stocks, bonds have tended to plunge in price (and therefore increase in yield) when investors gained confidence in a pending economic recovery. The opposite has also tended to be true: Bonds have rallied (lowering yields) when investors have perceived an economic rebound as being more distant.

This pattern was in evidence during the period. Equity markets took on a bullish tone in November, based on anticipation that 2003 would bring stronger growth; bonds were correspondingly weaker. The course reversed in late January and February, as the market digested weaker economic statistics, the military buildup and eventual war with Iraq, and SARS-related health scares.

Municipal yields relatively attractive

A noteworthy theme specific to the tax-exempt bond market was the continued attractiveness of high-quality, tax-exempt yields relative to taxable U.S. Treasury yields. Throughout the six-month period, the ratio of long-term, AAA tax-exempt yields to Treasury yields stayed in the mid-90% range--in other words, tax-exempt yields were only slightly lower than those of taxable securities of comparable credit quality. Once the impact of taxes is taken into account, this means municipals have a significant yield advantage.

Among the factors helping to keep municipal yields at these relatively high levels were the continued budget shortfalls facing state and local governments. They were often forced to issue new debt to plug gaping deficits. The result was abundant supply of new municipal issuance--and better yields to appeal to investors.

Contributors to overall Fund performance

The overall interest-rate environment favored 20-year and longer-maturing investments. The Fund was slightly underweighted in this area of the market, putting a slight drag on Fund performance. The positive results from our individual bond selection more than offset this negative impact, however.

The Fund's assets grew at a relatively modest, but steady, pace during the period. The new issue market for double-exempt Wisconsin securities was somewhat light, despite the national trend toward heavy new issuance. The Fund was able to purchase some small, secondary-market bonds backed by Wisconsin issuers. We also added a variety of issues from Puerto Rico and other U.S. territories (which are also exempt from state and federal taxes), focusing on the high-quality portions of this market.

Perhaps the most notable security-specific events contributing to the Fund's performance involved two significant positions in Wisconsin multifamily-housing projects. The Fund tendered these bonds to the projects' owners, who sought to refinance the securities. The tender price they offered significantly exceeded the original acquisition cost and carrying value of these securities, with positive impact on the Fund's returns.

Our outlook for the coming months

While there is some risk of falling bond prices due to a potential equity market rally, we believe this could be offset by potential positive factors for the municipal bond market. Specifically, there have been few signs of surging economic activity, and the inflation outlook appears to be benign.

Given this outlook, we intend to continue to implement a "range-bound" strategy for the Fund, seeking to take advantage of anticipated interest-rate volatility around specific ranges for key fixed-income benchmark securities. We plan to increase the Fund's responsiveness to interest-rate movements (that is, extend its duration) as rates move above our target levels and to work to shorten the Fund's interest-rate sensitivity should rates rally significantly.

We thank you for placing your confidence in the Strong Wisconsin Tax-Free Fund.

Lyle J. Fitterer
Portfolio Co-Manager

Chad M. Rach
Portfolio Co-Manager

Average Annual Total Returns
As of 4-30-03

Investor Class/1/
------------------------------------------------------------------------------

          1-year                                                         9.14%

          Since Fund Inception                                           8.45%
          (4-6-01)

Class C/1/,/2/
------------------------------------------------------------------------------

          1-year                                                         6.59%

          Since Fund Inception                                           6.88%
          (4-6-01)

Portfolio Statistics
As of 4-30-03

Investor Class
------------------------------------------------------------------------------

          30-day annualized yield/3/                                     3.65%

Class C
------------------------------------------------------------------------------

          30-day annualized yield/3/                                     2.29%

Average effective maturity/4/                                        6.5 years

Average quality rating/5/                                                   AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     To the extent that the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

     The Fund invests primarily in municipal obligations whose interest is exempt from Wisconsin and federal personal income taxes. Because these entities are commonly active in similar industries, the Fund's share price and performance may be more volatile than a fund that has a larger selection of issuers.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund's Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-03. For Investor Class shares, the advisor and/or administrator has temporarily waived fees of 0.37% and absorbed expenses of 0.42%. Otherwise, the current yield would have been 2.86%, and returns would have been lower. For Class C shares, the advisor and/or administrator has temporarily waived fees of 0.37% and absorbed expenses of 0.09%. Otherwise, the current yield would have been 1.83%, and returns would have been lower.

/4/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/5/ For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. Source: Standard & Poor's Micropal.

Bond Glossary
================================================================================

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity--This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average "effective maturity," a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see "Yield Curve" definition on this page).

Duration--Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                      STRONG HIGH-YIELD MUNICIPAL BOND FUND

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------

Municipal Bonds 97.1%
Arkansas 1.3%
Northwest Arkansas Regional Airport
  Authority Airport Revenue
  Refunding (b) (e):
  4.75% Due 2/01/17                              $      595,000  $      583,844
  5.375% Due 2/01/27                                  1,000,000         991,250
                                                                 --------------
                                                                      1,575,094

California 1.3%
Golden State Tobacco Securitization
  Corporation California Tobacco
  Settlement Revenue,
  Series 2003-A-1, 6.25%, Due 6/01/2033                 520,000         456,950
Los Angeles, California Regional Airports
  Corporation Lease Improvement Revenue,
  7.50%, Due 12/01/24                                 1,560,000       1,060,800
                                                                 --------------
                                                                      1,517,750

Colorado 1.1%
Dawson Ridge, Colorado Metropolitan District
  Number 1 GO Refunding, Series B,
  Zero %, Due 10/01/22 (c)                            3,500,000       1,312,500

Connecticut 0.4%
Mashantucket Western Pequot Tribe
  Subordinated Special Revenue,
  Zero %, Due 9/01/16                                 1,000,000         482,500

Florida 3.0%
Largo, Florida Sun Coast Health System
  Revenue - Sun Coast Hospital Issue
  Project, 6.30%, Due 3/01/20                         4,045,000       3,584,881

Georgia 7.0%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR:
  Evergreen Village Estates Project, 6.625%,
  Due 5/01/28                                           605,000         601,975
  Park Place Apartments Project, 6.75%,
  Due 3/01/31                                         6,000,000       5,647,500
Fulton County, Georgia Housing Authority
  MFHR - Washington Court Project (f):
  6.40%, Due 2/01/19                                    710,000         609,713
  6.50%, Due 2/01/28                                  1,750,000       1,463,437
                                                                 --------------
                                                                      8,322,625

Illinois 0.0%
Chicago, Illinois O'Hare International Airport
  Special Facility Revenue Refunding -
  United Air Lines, Inc. Project,
  5.35%, Due 9/01/16 (Defaulted
  Effective 3/10/03) (e)                                100,000           7,000

Indiana 13.8%
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.50%, Due 1/01/30 (f)                    18,200,000      11,830,000
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue:
  Federal Express Corporation Project,
  7.10%, Due 1/15/17                                    200,000         212,250
  United Air Lines, Inc. Project,
  6.50%, Due 11/15/31 (Defaulted
  Effective 5/15/03) (f)                              3,000,000       1,072,500
St. Joseph County, Indiana EDR - Hamilton
  Communities Obligation Group Project,
  7.15%, Due 7/01/29 (f)                              3,155,000       3,218,100
                                                                 --------------
                                                                     16,332,850

Kentucky 10.2%
Kuttawa, Kentucky First Mortgage Revenue -
  GF/Kentucky, Inc. Project,
  6.75%, Due 3/01/29                                  2,825,000       2,648,438
Morgantown, Kentucky Solid Waste
  Disposal Facilities Revenue -
  IMCO Recycling, Inc. Project:
  6.00%, Due 5/01/23                                  4,100,000       3,705,375
  7.65%, Due 5/01/16                                  5,740,000       5,775,875
                                                                 --------------
                                                                     12,129,688

Louisiana 2.1%
Louisiana Public Facilities Authority Revenue -
  Progressive Healthcare Providers, Inc.
  Developmental Centers Project,
  6.375%, Due 10/01/28                                3,350,000       2,537,625

Massachusetts 6.7%
Massachusetts Development Finance
  Agency Revenue:
  Alliance Health Care Facility Project,
  7.10%, Due 7/01/32                                  2,000,000       1,967,500
  Developmental Disabilities, Inc. Project,
  8.00%, Due 6/01/20                                  3,000,000       3,255,000
Massachusetts Industrial Finance Agency
  Health Care Facility Revenue - Metro Health
  Foundation of Massachusetts, Inc. Project,
  6.75%, Due 12/01/27                                 3,000,000       2,778,750
                                                                 --------------
                                                                      8,001,250

Michigan 1.9%
Michigan Strategic Fund Resource Recovery
  Limited Obligation Revenue - Central
  Wayne Energy Recovery LP Project
  (Defaulted Effective 7/01/01) (f):
  6.90%, Due 7/01/19                                  2,200,000         550,000
  7.00%, Due 7/01/27                                  6,800,000       1,700,000
                                                                 --------------
                                                                      2,250,000

Minnesota 5.9%
Rochester, Minnesota MFHR - Wedum
  Shorewood Campus Project,
  6.60%, Due 6/01/36                                  5,350,000       5,069,125
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project:
  5.50%, Due 11/01/09                                 1,580,000       1,439,775
  6.625%, Due 11/01/17                                  595,000         531,037
                                                                 --------------
                                                                      7,039,937

Mississippi 0.7%
Perry County, Mississippi PCR Refunding -
  Leaf River Forest Project,
  5.20%, Due 10/01/12                                 1,000,000         798,750

New Hampshire 1.8%
New Hampshire Business Finance
  Authority Revenue - Air Cargo Facility -
  Pease LLC Project, 6.75%, Due 4/01/24 (f)           2,345,000       2,148,606

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------

New Jersey 5.4%
Camden County, New Jersey Improvement
  Authority Lease Revenue - Kaighn Point
  Marine Terminal A Project,
  8.00%, Due 6/01/27
  (Defaulted Effective 3/21/01) (f)              $    4,890,000  $    1,124,700
New Jersey EDA Assisted Living Revenue -
  Meridian Assisted Living Project,
  6.75%, Due 8/01/30                                  4,950,000       3,972,375
New Jersey EDA EDR - American Airlines
  Project, 7.10%, Due 11/01/31                        1,000,000         330,000
Tobacco Settlement Financing Corporation of
  New Jersey Revenue, 7.00%, Due 6/01/41              1,000,000         913,750
                                                                 --------------
                                                                      6,340,825

New York 1.8%
New York, New York GO, 5.25%, Due 8/01/09             2,000,000       2,183,980

North Carolina 2.3%
Macon County, North Carolina HFC Revenue -
  Chestnut Hill Highlands Project,
  8.50%, Due 7/01/27 (Defaulted
  Effective 8/09/99) (f)                              8,145,000       2,769,300

Ohio 1.7%
Cuyahoga County, Ohio MFHR Refunding -
  Parklane Apartments Project,
  5.46%, Due 10/01/37 (Defaulted
  Effective 4/20/01) (f)                              2,217,055              22
Medina County, Ohio EDR MFHR -
  Camelot Place, Ltd. Project,
  8.375%, Due 10/01/23                                  400,000         392,500
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding,
  5.50%, Due 2/01/07                                  1,700,000       1,568,250
                                                                 --------------
                                                                      1,960,772

Pennsylvania 14.7%
Bucks County, Pennsylvania IDA CDR -
  Attleboro Associates, Ltd. Nursing Facility
  Project, 8.25%, Due 6/01/11                         2,555,000       2,606,100
Delaware County, Pennsylvania Authority
  Health Care Facility First Mortgage Revenue -
  GF/Longwood Care, Inc. Project (f):
  1.89%, Due 4/15/10                                    530,000         429,300
  2.00%, Due 4/15/25                                  5,860,000       4,607,425
Horsham, Pennsylvania IDA CDA Health
  Care Facilities Revenue - GF/Pennsylvania
  Properties, Inc. Project:
  7.375%, Due 9/01/08                                   440,000         448,250
  8.375%, Due 9/01/24                                 6,000,000       6,030,000
Pennsylvania EDFA Qualified Residential
  Rent Project Revenue, 8.00%, Due 9/01/27
  (Defaulted Effective 9/01/99) (f):
  RSI Properties/Butler LLC Project                   3,000,000       1,650,000
  RSI Properties/Greensburg LLC Project               3,000,000       1,650,000
                                                                 --------------
                                                                     17,421,075

South Carolina 7.1%
Connector 2000 Association, Inc. Subordinate
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project:
  Zero %, Due 1/01/15                                 4,400,000         814,000
  Zero %, Due 1/01/16                                 4,600,000         736,000
  Zero %, Due 1/01/17                                 5,600,000         770,000
  Zero %, Due 1/01/18                                 5,800,000         696,000
  Zero %, Due 1/01/19                                 5,900,000         612,125
  Zero %, Due 1/01/23                                 7,400,000         425,500
  Zero %, Due 1/01/24                                 7,500,000         375,000
  Zero %, Due 1/01/25                                 8,700,000         380,625
  Zero %, Due 1/01/26                                 9,000,000         337,500
  Zero %, Due 1/01/27                                 9,100,000         295,750
  Zero %, Due 1/01/28                                 9,300,000         255,750
  Zero %, Due 1/01/29                                10,500,000         249,375
  Zero %, Due 1/01/30                                10,800,000         229,500
  Zero %, Due 1/01/31                                11,000,000         206,250
  Zero %, Due 1/01/32                                11,200,000         182,000
  Zero %, Due 1/01/33                                11,500,000         158,125
  Zero %, Due 1/01/34                                11,700,000         131,625
  Zero %, Due 1/01/35                                12,000,000         120,000
  Zero %, Due 1/01/36                                12,200,000         106,750
  Zero %, Due 1/01/37                                 6,400,000          80,000
  Zero %, Due 1/01/38                                17,200,000         107,500
Richland County, South Carolina
  Environmental Improvement Revenue -
  International Paper Project,
  6.10%, Due 4/01/23                                  1,050,000       1,051,313
South Carolina Jobs - EDA Solid Waste
  Recycling Facilities Revenue - Santee River
  Rubber Project, 8.00%, Due 12/01/14
  (Defaulted Effective 11/15/00) (f)                  4,000,000         115,000
                                                                 --------------
                                                                      8,435,688

Tennessee 0.7%
Memphis, Tennessee Health, Educational and
  Housing Facility Board MFHR - Hickory
  Pointe Apartments Project,
  8.50%, Due 7/01/10                                    820,000         844,600

Texas 2.2%
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project,
  7.00%, Due 1/01/17                                  1,946,122       1,929,093
Matagorda County, Texas Navigation District
  Number 1 Revenue Refunding - Reliant
  Energy, Inc. Project, 8.00%, Due 5/01/29              600,000         619,500
                                                                 --------------
                                                                      2,548,593

Wisconsin 4.0%
Badger Tobacco Asset Securitization
  Corporation Revenue:
  5.50%, Due 6/01/10                                  1,000,000         950,000
  6.375%, Due 6/01/32                                   575,000         484,437
Brookfield, Wisconsin IDR Refunding -
  Midway Motor Lodge Project,
  8.40%, Due 4/01/12 (f)                              3,080,000       3,268,650
                                                                 --------------
                                                                      4,703,087
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $182,311,258)                           115,248,976
-------------------------------------------------------------------------------

Variable Rate Put Bonds 2.7%
Nevada 1.0%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 7.50%, Due 3/01/36
  (Mandatory Put at $100 on 5/03/04)                  1,200,000       1,200,000

North Carolina 0.1%
Fletcher, North Carolina First Mortgage
  Housing Revenue - Avery's View Retirement
  Facilities, Inc. Project, 7.00%, Due 3/01/28
  (Rate Reset Effective 3/01/05) (Defaulted
  Effective 8/24/00) (f)                             15,000,000         112,500

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------

Ohio 0.7%
Cuyahoga County, Ohio MFHR Refunding -
  Parklane Apartments Project,
  1.25%, Due 10/01/37 (Rate Reset
  Effective 1/01/04) (f)                         $    1,277,842  $      876,919

Texas 0.9%
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding - Central
  Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                   1,000,000       1,002,020
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds
  (Cost $18,050,434)                                                  3,191,439
-------------------------------------------------------------------------------

Short-Term Investments (a) 0.6%
Variable Rate Put Bonds
Illinois
Illinois DFA PCR Refunding - Illinois Power
  Company Project, 3.35%, Due 11/01/28
  (Putable at $100 and Rate Reset
  Effective on 5/13/03) (e)                             750,000         750,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $750,000)                            750,000
-------------------------------------------------------------------------------

Total Investments in Securities
  (Cost $201,111,692) 100.4%                                        119,190,415
Other Assets and Liabilities, Net (0.4%)                               (495,580)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  118,694,835
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                    Underlying      Unrealized
                                     Expiration    Face Amount     Appreciation/
                                        Date        at Value      (Depreciation)
-------------------------------------------------------------------------------
Sold:
25 Ten-Year U.S. Treasury Notes         6/03     $    2,878,125  $      (36,328)

                     STRONG INTERMEDIATE MUNICIPAL BOND FUND

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------

Municipal Bonds 81.9%
Alaska 0.4%
Northern Tobacco Securitization Corporation
  Tobacco Settlement Revenue,
  4.75%, Due 6/01/15                             $      145,000  $      142,463

Arizona 1.8%
Arizona Health Facilities Authority Hospital
  System Revenue - Phoenix Children's
  Hospital Project:
  4.875%, Due 2/15/09                                   250,000         191,250
  5.375%, Due 2/15/18                                   130,000          91,812
  6.00%, Due 2/15/32                                     40,000          27,050
Maricopa County, Arizona IDA Hospital
  Facility Revenue Refunding - Samaritan
  Health Services Project,
  7.15%, Due 12/01/05 (e)                                15,000          16,313
Verrado Community Facilities District
  Number 1, Arizona GO, 6.00%, Due 7/15/13              375,000         374,974
                                                                 --------------
                                                                        701,399

Arkansas 1.9%
Crossett, Arkansas PCR - Georgia Pacific
  Corporation Project, 4.875%, Due 10/01/07             400,000         358,000
Northwest Arkansas Regional Airport
  Authority Airport Revenue Refunding,
  4.25% Due 2/01/12 (b) (e)                             400,000         395,000
                                                                 --------------
                                                                        753,000

California 2.3%
Santa Rosa, California Rancheria Tachi Yokut
  Tribe Enterprise Revenue,
  5.50%, Due 3/01/08                                    350,000         358,312
Truckee-Donner Public Utility District of
  California COP, 4.75%, Due 1/01/10 (e)                500,000         530,625
                                                                 --------------
                                                                        888,937

Colorado 4.2%
Colorado Educational and Cultural Facilities
  Authority Revenue - Nashville Public Radio
  Project, 4.50%, Due 4/01/05                           230,000         239,488
Colorado Health Facilities Authority Revenue -
  Denver Options, Inc. Project
  4.50%, Due 2/01/09 (e)                                420,000         441,000
Dawson Ridge, Colorado Metropolitan
  District Number 1 GO Refunding,
  Series B, Zero %, Due 10/01/22                      1,500,000         562,500
Interlocken Metropolitan Colorado
  Refunding, 5.75%, Due 12/15/12                        350,000         394,625
                                                                 --------------
                                                                      1,637,613

Connecticut 0.6%
Mashantucket Western Pequot Tribe
  Subordinated Special Revenue Bonds,
  Zero %, Due 9/01/16                                   500,000         241,250

District of Columbia 1.9%
District of Columbia GO,
  6.50%, Due 6/01/10 (e)                                635,000         762,794

Florida 5.0%
Broward County, Florida Resource Recover
  Revenue Refunding - Wheelabrator South
  Broward Project, 4.50%, Due 6/01/11                   400,000         412,500
Duval County, Florida HFA MFHR - Lindsay
  Terrace Apartments Project,
  5.00%, Due 1/01/12 (e)                                 60,000          63,375
Gulf Breeze, Florida Revenue,
  4.75%, Due 12/01/15 (e)                             1,000,000       1,068,750
Gulf Environmental Services, Inc. Water and
  Sewer Revenue, 4.85%, Due 10/01/12 (e)                100,000         107,875
Hillsborough County, Florida IDA PCR
  Refunding - Tampa Electric Company
  Project, 4.25%, Due 11/01/20 (Mandatory
  Put at $100 on 8/01/07)                               250,000         249,375
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount Sinai
  Medical Center Project,
  5.50%, Due 11/15/35 (Mandatory Put at
  $100 on 5/15/05)                                       75,000          71,531
                                                                 --------------
                                                                      1,973,406

Georgia 0.4%
Marietta, Georgia Authority MFHR Refunding -
  Wood Glen Project, 4.75%, Due 7/01/24
  (Mandatory Put at $100 on 7/01/04)                    155,000         156,162

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

               STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------

Illinois 5.0%
Chicago Ridge, Illinois Tax Increment -
  Chatham Ridge Redevelopment Project,
  4.05%, Due 12/15/05                            $      380,000  $      383,325
Chicago, Illinois Housing Authority Capital
  Revenue, 5.375%, Due 7/01/13                          450,000         492,188
Illinois DFA Revenue:
  Chicago Charter School Foundation Project,
  5.25%, Due 12/01/12                                   390,000         404,625
  Community Rehabilitation Providers
  Facilities Project, 5.70%, Due 7/01/12                230,000         231,725
Illinois Health Facilities Authority Revenue
  Refunding - Elmhurst Memorial Healthcare
  Project, 5.00%, Due 1/01/09                           325,000         343,281
Oak Park, Illinois IDR - Prairie Court Project,
  5.50%, Due 12/01/11                                   114,000         119,700
                                                                 --------------
                                                                      1,974,844

Indiana 1.3%
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue - Federal Express
  Corporation Project, 7.10%, Due 1/15/17               400,000         424,500
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 1/01/05                            80,000          80,474
                                                                 --------------
                                                                        504,974

Kansas 2.8%
Kansas DFA First Mortgage Revenue -
  Hartford Health Facility Project,
  6.125%, Due 4/01/12 (e)                               160,000         182,000
Manhattan, Kansas CDR - Holiday Inn
  Project, 11.00%, Due 7/01/16                          375,000         632,344
Olathe, Kansas Health Facilities Revenue -
  Evangelical Lutheran Good Samaritan
  Project, 6.00%, Due 5/01/19 (e)                       250,000         264,900
                                                                 --------------
                                                                      1,079,244

Louisiana 1.5%
Orleans Parish, Louisiana School Board
  Compound Interest GO,
  Zero %, Due 2/01/08 (e)                               750,000         605,625

Massachusetts 1.8%
Erving, Massachusetts GO,
  5.375%, Due 6/15/12                                   220,000         236,775
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project:
  5.30%, Due 12/01/14                                   300,000         279,750
  5.50%, Due 12/01/19                                    75,000          69,094
Massachusetts Industrial Finance Agency PCR
  Refunding - Eastern Edison Company
  Project, 5.875%, Due 8/01/08                          124,000         127,607
                                                                 --------------
                                                                        713,226

Michigan 0.9%
Michigan Strategic Fund Limited Obligation
  Revenue - Ford Motor Company Project,
  7.10%, Due 2/01/06                                    340,000         362,950

Minnesota 4.0%
Minneapolis, Minnesota Hospital Revenue -
  St. Mary's Hospital and Rehabilitation
  Project, 10.00%, Due 6/01/13                          310,000         422,762
Minnesota Higher EFA Revenue - Macalester
  College Project, Series 4-C,
  5.50%, Due 3/01/12                                    100,000         106,250
Owatonna, Minnesota Public Utilities
  Commission Public Utilities Revenue
  Refunding, 4.50%, Due 1/01/09 (b) (e)                 660,000         699,600
Owatonna, Minnesota Public Utilities
  Commission Public Utilities Revenue
  Refunding, 4.50%, Due 1/01/10 (b) (e)                 190,000         199,975
Roseville, Minnesota Independent School
  District Number 623 - School District
  Enhancement Project, 5.00%, Due 2/01/17 (e)            75,000          80,063
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital
  Revenue - HealthEast Project,
  6.625%, Due 11/01/17                                   70,000          62,475
                                                                 --------------
                                                                      1,571,125

Missouri 1.5%
Boone County, Missouri Hospital Revenue
  Refunding, 5.00%, Due 8/01/09                         325,000         344,094
Chesterfield, Missouri Tax Increment Revenue
  Refunding and Improvement - Chesterfield
  Valley Project, 4.50%, Due 4/15/16                    245,000         252,962
                                                                 --------------
                                                                        597,056

Montana 0.9%
Billings, Montana Tax Incremental Urban
  Renewal Refunding, 3.80%, Due 3/01/08                 350,000         353,063

Nevada 0.8%
Clark County, Nevada Special Improvement
  District Number 108 - Summerlin Project,
  6.10%, Due 2/01/07                                    320,000         331,226

New Jersey 1.8%
New Jersey Health Care Facilities Financing
  Authority Revenue - Raritan Bay Medical
  Center Project, 7.25%, Due 7/01/14                    250,000         259,687
Tobacco Settlement Financing Corporation
  of New Jersey Revenue, 5.50%, Due 6/01/12             500,000         460,625
                                                                 --------------
                                                                        720,312

New Mexico 1.3%
Chaves County, New Mexico Gross Receipts
  Tax Revenue, 5.00%, Due 7/01/21 (e)                   475,000         490,438

New York 6.2%
Nassau County, New York Industrial
  Development Agency Civic Facility Revenue,
  6.875%, Due 7/01/10                                   100,000         102,125
New York, New York GO:
  5.25%, Due 8/01/09, Series A                          550,000         600,875
  5.25%, Due 8/01/09, Series C                          500,000         546,250
  5.25%, Due 8/01/14 (e)                                500,000         548,125
New York, New York Industrial Development
  Agency Special Facility Revenue - British
  Airways Project, 7.625%, Due 12/01/32                 350,000         253,750
Port Authority of New York and New Jersey
  Revenue, 5.75%, Due 7/01/09 (e)                       350,000         386,312
                                                                 --------------
                                                                      2,437,437

North Carolina 0.5%
North Carolina Eastern Municipal Power
  Agency Power System Revenue,
  5.25%, Due 1/01/04                                     75,000          76,628
North Carolina Municipal Power Agency
  Number 1 Revenue - Catawba Electric
  Company Project, 7.25%, Due 1/01/07                    95,000         108,894
                                                                 --------------
                                                                        185,522

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal        Value
                                                      Amount        (Note 2)
-------------------------------------------------------------------------------

North Dakota 1.1%
Mercer County, North Dakota PCR -
  Antelope Valley Station Project,
  7.20%, Due 6/30/13 (e)                         $      350,000  $      434,437

Ohio 2.5%
Lorain County, Ohio Hospital Refunding and
  Improvement Revenue - Catholic Healthcare
  Partners Project, 5.25%, Due 10/01/09                 370,000         403,763
Ohio Refunding and Improvement GO,
  6.00%, Due 8/01/10                                    500,000         593,125
                                                                 --------------
                                                                        996,888

Oklahoma 0.2%
Oklahoma DFA Revenue - Comanche County
  Hospital Project, 5.35%, Due 7/01/08                   60,000          62,400

Pennsylvania 2.9%
Carbon County, Pennsylvania IDA Resource
  Recovery Revenue Refunding - Panther
  Creek Partners Project, 6.65%, Due 5/01/10            400,000         415,500
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - Kidspeace Obligation
  Group Project, 5.70%, Due 11/01/09                    350,000         349,125
Pennsylvania Higher Educational Facilities
  Authority Health Services Revenue -
  University of Pennsylvania Project,
  5.60%, Due 1/01/10                                    350,000         369,250
                                                                 --------------
                                                                      1,133,875

Puerto Rico 6.8%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue, 5.75%, Due 7/01/20
  (Pre-Refunded at $100 on 7/01/10)                     350,000         394,187
Commonwealth of Puerto Rico Public
  Buildings Authority Guaranteed Revenue,
  5.50%, Due 7/01/13 (e)                                400,000         465,500
Commonwealth of Puerto Rico Public
  Improvement GO:
  5.50%, Due 7/01/13 (e)                                650,000         757,250
  5.50%, Due 7/01/17 (e)                                910,000       1,054,462
                                                                 --------------
                                                                      2,671,399

South Carolina 2.5%
Charleston County, South Carolina Resource
  Recovery Revenue Refunding - Foster
  Wheeler Charleston Project,
  5.10%, Due 1/01/08 (e)                                200,000         219,000
Connector 2000 Association, Inc. Senior
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project, Zero %, Due 1/01/32                250,000           7,187
Connector 2000 Association, Inc. Senior
  Current Interest Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project, 5.25%, Due 1/01/23                 300,000         126,000
Richland County, South Carolina
  Environmental Improvement Revenue -
  International Paper Project,
  6.10%, Due 4/01/23                                    400,000         400,500
South Carolina Ports Authority Ports
  Revenue, 7.80%, Due 7/01/09 (c)                       200,000         240,000
                                                                 --------------
                                                                        992,687

South Dakota 3.3%
Heartland Consumers Power District Electric
  Revenue, 6.00%, Due 1/01/12 (e)                       600,000         705,000
South Dakota EDFA EDR - Angus Project:
  4.75%, Due 4/01/10                                    275,000         288,406
  5.00%, Due 4/01/11                                    285,000         299,606
                                                                 --------------
                                                                      1,293,012

Tennessee 0.5%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                               190,000         190,654

Texas 4.8%
Austin, Texas GO Refunding,
  5.125%, Due 9/01/14                                   500,000         538,750
Matagorda County, Texas Navigation District
  Number 1 Revenue Refunding - Reliant
  Energy, Inc. Project, 8.00%, Due 5/01/29              400,000         413,000
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project,
  5.50%, Due 5/15/05                                     70,000          75,250
North Forest, Texas Independent School
  District Refunding, 6.125%, Due 8/15/12 (e)           500,000         538,750
Sam Rayburn, Texas Municipal Power Agency
  Power Supply System Revenue Refunding,
  5.00%, Due 10/01/09 (e)                               195,000         212,063
Weslaco, Texas Health Facilities Development
  Corporation Hospital Revenue - Knapp
  Medical Center Project, 5.00%, Due 6/01/07            100,000         104,125
                                                                 --------------
                                                                      1,881,938

Utah 1.1%
Utah Board Regents Auxiliary System and
  Student Fee Revenue - Salt Lake
  Community College Project,
  5.50%, Due 6/01/14 (e)                                375,000         419,062

Virginia 1.0%
Covington-Alleghany Counties, Virginia IDA
  PCR Refunding - Westvaco Corporation
  Project, 5.90%, Due 3/01/05                           355,000         373,637

Washington 2.4%
Snohomish County, Washington Public
  Hospital District Number 3 GO,
  6.00%, Due 6/01/10                                    400,000         427,500
Spokane, Washington GO,
  5.40%, Due 1/01/10                                    300,000         328,875
Spokane, Washington Regional Solid Waste
  Management System Revenue Refunding,
  6.50%, Due 1/01/09 (e)                                100,000         117,000
Washington Housing Finance Commission
  Nonprofit Housing Revenue Refunding -
  Crista Ministries Project,
  5.35%, Due 7/01/14 (Mandatory Put at
  $100 on 7/01/05) (e)                                   75,000          77,437
                                                                 --------------
                                                                        950,812

Wisconsin 4.0%
Badger Tobacco Asset Securitization
  Corporation Revenue, 5.75%, Due 6/01/11               500,000         479,375
Rusk County, Wisconsin BAN Revenue,
  4.25%, Due 4/01/05                                     50,000          50,410

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

               STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
St. Croix Falls, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue:
  3.95%, Due 12/01/08                            $       70,000  $       73,587
  4.20%, Due 12/01/09                                    70,000          74,025
  4.40%, Due 12/01/10                                    75,000          79,125
University of Wisconsin Hospitals and Clinics
  Authority Revenue, 5.50%, Due 4/01/13                 405,000         435,881
Wisconsin Health and EFA Revenue:
  Divine Savior Healthcare Project,
  4.70%, Due 5/01/08 (e)                                230,000         241,788
  Marshfield Clinic Project,
  6.25%, Due 2/15/10                                    124,000         136,090
                                                                 --------------
                                                                      1,570,281
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $31,696,983)                             32,155,148
-------------------------------------------------------------------------------
Variable Rate Put Bonds 13.3%
Colorado 2.3%
Central Platte Valley Metropolitan District of
  Colorado Refunding, 5.00%, Due 12/01/31
  (Mandatory Put at $100 on 12/01/09) (e)               525,000         566,344
Northwest Parkway Public Highway Authority
  Revenue, Zero %, Due 6/15/16 (Rate Reset
  Effective 6/15/11) (e)                                450,000         321,750
                                                                 --------------
                                                                        888,094

District of Columbia 0.7%
District of Columbia Revenue - Medstar
  University Hospital Project,
  6.80%, Due 8/15/31 (Mandatory Put at
  $100 on 2/15/06)                                      260,000         279,500

Indiana 1.0%
Indiana DFA PCR Refunding - Southern
  Indiana Gas and Electric Project:
  4.75%, Due 3/01/25 (Mandatory Put at
  $100 on 3/01/06)                                      180,000         182,475
  5.00%, Due 3/01/30 (Mandatory Put at
  $100 on 3/01/06)                                      200,000         204,750
                                                                 --------------
                                                                        387,225

Kansas 1.1%
Burlington, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power & Light Project,
  4.75%, Due 10/01/17 (Mandatory Put
  at $100 on 10/01/07)                                  400,000         416,500

Minnesota 0.6%
St. Paul, Minnesota Housing and
  Redevelopment Authority Lease Revenue -
  Higher Ground Academy Project,
  7.50%, Due 11/01/28 (Mandatory Put at
  $100 on 6/01/04)                                      245,000         245,956

Missouri 1.3%
St. Charles County, Missouri IDA MFHR -
  Vanderbilt Apartments Project,
  5.00%, Due 2/01/29 (Mandatory Put at
  $100 on 2/01/09)                                      500,000         510,000

Nevada 0.6%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 7.50%, Due 3/01/36
  (Mandatory Put at $100 on 5/03/04)                    250,000         250,000

New York 3.0%
Hempstead Town, New York Industrial
  Development Agency Resources Recovery
  Revenue Refunding - American Ref-Fuel
  Company Project, 5.00%, Due 12/01/10
  (Mandatory Put at $100 on 6/01/10)                    350,000         366,187
New York, New York Transitional Finance
  Authority Revenue Refunding,
  5.25%, Due 2/01/29 (Mandatory Put at
  $100 on 2/01/11)                                      750,000         815,625
                                                                 --------------
                                                                      1,181,812
Texas 2.5%
Brazoria County, Texas Brazos River Harbor
  Navigation District Revenue -
  Dow Chemical Company Project,
  4.20%, Due 5/15/33 (Mandatory Put at
  $100 on 5/15/05)                                      350,000         357,875
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric
  Company Project, 5.05%, Due 6/01/30
  (Mandatory Put at $100 on 6/19/06)                    120,000         120,000
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding - Central
  Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                     402,000         403,507
Trinity River Authority PCR Revenue -
  TXU Electric Company Project,
  5.00%, Due 5/01/27 (Mandatory Put at
  $100 on 11/01/06)                                     120,000         119,400
                                                                 --------------
                                                                      1,000,782
Wisconsin 0.2%
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project, 5.50%, Due 12/01/21 (Mandatory
  Put at $100 on 12/01/11) (e)                           70,000          72,188
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds
  (Cost $5,126,739)                                                   5,232,057
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.1%
Variable Rate Put Bonds 6.6%
Illinois 5.5%
Illinois DFA PCR Refunding - Illinois Power
  Company Project, 3.25%, Due 11/01/28
  (Putable at $100 and Rate Reset Effective
  on 5/13/03) (e)                                     2,140,000       2,140,000

Montana 1.1%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project:
  4.60%, Due 5/01/33 (Mandatory Put at
  $100 on 5/01/03)                                      290,000         290,000
  4.75%, Due 5/01/33 (Mandatory Put at
  $100 on 5/01/03)                                      145,000         145,000
                                                                 --------------
                                                                        435,000
                                                                 --------------
Total Variable Rate Put Bonds                                         2,575,000

Municipal Money Market Funds 0.5%
Multiple States
Strong Tax Free Money Fund (d)                          190,000         190,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,742,451)                        2,765,000
-------------------------------------------------------------------------------
Total Investments in Securities (Cost
  $39,566,173) 102.3%                                                40,152,205
Other Assets and Liabilities, Net (2.3%)                               (900,388)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $   39,251,817
===============================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUTURES
--------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
15 Five-Year U.S. Treasury Notes        6/03     $    1,706,250  $      (10,234)
10 Ten-Year U.S. Treasury Notes         6/03          1,151,250          (2,188)

                           STRONG MUNICIPAL BOND FUND

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 82.1%
Alaska 0.2%
Northern Tobacco Securitization Corporation
  Tobacco Settlement Revenue,
  5.70%, Due 6/01/11                             $      420,000  $      400,050

Arizona 3.4%
Gilbert, Arizona IDA Nonprofit Revenue -
  Southwest Student Services Project,
  5.25%, Due 2/01/10                                  2,095,000       2,131,662
Phoenix, Arizona IDA Mortgage Revenue
  Refunding - Christian Care Retirement
  Apartments, Inc. Project,
  6.25%, Due 1/01/16                                  1,155,000       1,163,663
Tucson, Arizona Airport Authority, Inc.
  Revenue Refunding, 5.00%, Due 6/01/12 (e)           2,200,000       2,414,500
Verrado Community Facilities District
  Number 1, Arizona GO,
  6.00%, Due 7/15/13                                  2,125,000       2,124,851
                                                                 --------------
                                                                      7,834,676
Arkansas 1.1%
Northwest Arkansas Regional Airport
  Authority Airport Revenue Refunding:
  4.25%, Due 2/01/12 (e)                                600,000         592,500
  4.75%, Due 2/01/17 (e)                              1,000,000         981,250
  5.375%, Due 2/01/27 (e)                             1,000,000         991,250
                                                                 --------------
                                                                      2,565,000
California 3.8%
California Department of Water Resources
  Power Supply Revenue:
  5.375%, Due 5/01/21                                   875,000         914,375
  5.50%, Due 5/01/16 (e)                              1,200,000       1,357,500
California Statewide Communities
  Development Authority Solid Waste
  Facilities Revenue, 4.95%, Due 12/01/12             2,000,000       2,007,500
San Francisco, California City and County
  Redevelopment Agency Lease Revenue,
  Zero %, Due 7/01/10                                 4,500,000       3,459,375
Santa Rosa, California Rancheria Tachi
  Yokut Tribe Enterprise Revenue,
  5.50%, Due 3/01/08                                  1,000,000       1,023,750
                                                                 --------------
                                                                      8,762,500
Colorado 3.3%
Colorado Health Facilities Authority
  Retirement Facilities Revenue - Liberty
  Heights Project, Zero %, Due 7/15/22                5,000,000       1,937,500
Dawson Ridge, Colorado Metropolitan
  District Number 1 GO Refunding,
  Series B, Zero %, Due 10/01/22                     10,000,000       3,750,000

Interlocken Metropolitan Colorado
  Refunding, 5.75%, Due 12/15/12 (e)                  1,605,000       1,809,637
                                                                 --------------
                                                                      7,497,137
Connecticut 1.1%
Connecticut Resources Recovery Authority
  Revenue Refunding - American Refunding-
  Fuel Company Project, 5.50%, Due 11/15/15             790,000         811,725
Mashantucket Western Pequot Tribe
  Subordinated Special Revenue Bonds:
  Zero %, Due 9/01/15                                 2,000,000       1,030,000
  Zero %, Due 9/01/16                                   500,000         241,250
  Zero %, Due 9/01/18                                 1,100,000         459,250
                                                                 --------------
                                                                      2,542,225
Florida 0.2%
Gulf Breeze, Florida Revenue,
  4.75%, Due 12/01/15 (e)                               315,000         336,656

Georgia 6.7%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village
  Estates Project:
  5.875%, Due 5/01/07                                   480,000         480,638
  6.375%, Due 5/01/17                                 1,675,000       1,746,188
  6.50%, Due 5/01/27                                  2,965,000       3,094,719
Colquitt County, Georgia Development
  Authority Revenue - Southern Care
  Corporation Facility Project,
  Zero %, Due 12/01/21                                4,595,000       1,838,000
Colquitt County, Georgia Redevelopment
  Authority First Mortgage Revenue,
  Zero %, Due 12/01/21                                2,995,000       1,209,231
Effingham County, Georgia Development
  Authority Solid Waste Disposal Revenue -
  Fort James Corporation Project,
  5.625%, Due 7/01/18                                   110,000          83,462
Richmond County, Georgia Development
  Authority First Mortgage Revenue,
  Zero %, Due 12/01/21                                5,000,000       2,000,000
Richmond County, Georgia Development
  Authority Revenue, Zero %, Due 12/01/21             1,100,000         440,000
Washington, Georgia Wilkes Payroll
  Development Authority Subordinated
  Revenue - Southern Care Corporation
  Facility Project, Zero %, Due 12/01/21             11,000,000       4,400,000
                                                                 --------------
                                                                     15,292,238
Illinois 2.8%
Cook County, Hazel Crest, Illinois
  Community School District Number
  152-5 Capital Appreciation GO (e):
  Zero %, 12/01/17                                      300,000         146,625
  Zero %, 12/01/18                                      425,000         194,969
Illinois DFA PCR Refunding - Central Illinois
  Public Service Project, 5.00%, Due 6/01/28
  (Mandatory Put at $100 on 12/01/06)                 1,240,000       1,325,250
Illinois DFA Revenue - Chicago Charter
  School Foundation Project:
  5.25%, Due 12/01/12                                   260,000         269,750
  6.125%, Due 12/01/22                                2,330,000       2,446,500
Oak Park, Illinois IDR - Prairie Court Project,
  5.50%, Due 12/01/06                                 2,001,000       2,101,050
                                                                 --------------
                                                                      6,484,144

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Indiana 1.0%
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue - Federal Express
  Corporation Project, 7.10%, Due 1/15/17        $    2,200,000  $    2,334,750

Iowa 0.2%
Tobacco Settlement Authority of Iowa
  Tobacco Settlement Revenue,
  5.50%, Due 6/01/13                                    500,000         453,750

Kansas 0.7%
Kansas DFA First Mortgage Revenue -
  Hartford Health Facility Project,
  6.125%, Due 4/01/12 (e)                               470,000         534,625
Manhattan, Kansas CDR - Holiday Inn
  Project, 11.00%, Due 7/01/16                          625,000       1,053,906
                                                                 --------------
                                                                      1,588,531
Louisiana 4.1%
Claiborne Parish, Louisiana Law Enforcement
  District Revenue - Claiborne Correctional
  Facilities Project, 6.25%, Due 3/01/19              7,055,000       7,381,294
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Corporation Project, 5.00%, Due 9/01/07             2,000,000       1,957,500
                                                                 --------------
                                                                      9,338,794
Massachusetts 2.7%
Erving, Massachusetts GO,
  5.375%, Due 6/15/12                                 1,225,000       1,318,406
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project, 5.50%, Due 12/01/19              1,925,000       1,773,406
Massachusetts Industrial Finance Agency PCR
  Refunding - Eastern Edison Company
  Project, 5.875%, Due 8/01/08                          126,000         129,665
Municipal Tax-Exempt Trust Certificates,
  4.20%, Due 3/06/09 (e)                              2,800,000       2,943,500
                                                                 --------------
                                                                      6,164,977
Michigan 2.8%
Suburban Mobility Authority Regional
  Transportation Installment Purchase
  Agreement Revenue, 5.23%, Due 8/15/10               6,300,000       6,457,500

Minnesota 2.0%
Owatonna, Minnesota Public Utilities
  Commission Public Utilities Revenue
  Refunding, 4.50%, Due 1/01/10 (b) (e)                 505,000         531,513
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital Revenue
  - HealthEast Project, 6.625%, Due 11/01/17          2,940,000       2,623,950
Woodbury, Minnesota Lease Revenue
  Refunding - Math Science Academy Project,
  7.50%, Due 12/01/31                                 1,500,000       1,530,000
                                                                 --------------
                                                                      4,685,463
Mississippi 0.5%
Perry County, Mississippi PCR Refunding -
  Leaf River Forest Project,
  5.20%, Due 10/01/12                                 1,550,000       1,238,062

Missouri 1.0%
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza
  Project, 6.60%, Due 10/01/11                        2,215,000       2,356,206

New Jersey 1.9%
New Jersey EDA EDR - American Airlines
  Project, 7.10%, Due 11/01/31                          500,000         165,000
New Jersey Health Care Facilities Financing
  Authority Revenue - Raritan Bay Medical
  Center Project, 7.25%, Due 7/01/14                  1,500,000       1,558,125
Tobacco Settlement Financing Corporation
  of New Jersey Revenue:
  6.125%, Due 6/01/42                                   390,000         314,438
  7.00%, Due 6/01/41                                  2,600,000       2,375,750
                                                                 --------------
                                                                      4,413,313
New Mexico 1.0%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06              2,330,000       2,394,075

New York 5.5%
Hempstead Town, New York Industrial
  Development Agency Resources Recovery
  Revenue Refunding - American Ref-Fuel
  Company Project, 5.00%, Due 12/01/10
  (Mandatory Put at $100 on 6/01/10)                  2,225,000       2,327,906
Nassau County, New York Industrial
  Development Agency Civic Facility Revenue,
  6.875%, Due 7/01/10                                   260,000         265,525
New York, New York GO:
  5.25%, Due 8/01/09, Series A                          375,000         409,688
  5.25%, Due 8/01/09, Series F                          550,000         600,595
  5.25%, Due 8/01/14 (e)                              1,500,000       1,644,375
  5.50%, Due 8/01/09, Series C                        2,000,000       2,142,500
  5.75%, Due 8/01/14                                  1,000,000       1,095,000
  5.75%, Due 8/01/16                                  1,500,000       1,631,250
New York, New York Industrial Development
  Agency Civic Facility Revenue,
  6.875%, Due 7/01/10                                 1,230,000       1,256,137
New York, New York Industrial Development
  Agency Special Facility Revenue - British
  Airways Project, 7.625%, Due 12/01/32               1,725,000       1,250,625
                                                                 --------------
                                                                     12,623,601
North Carolina 0.9%
North Carolina Eastern Municipal Power
  Agency Power System Revenue Refunding,
  5.55%, Due 1/01/14                                  1,850,000       1,956,375

North Dakota 3.6%
Mercer County, North Dakota PCR - Antelope
  Valley Station Project, 7.20%, Due
  6/30/13 (e)                                         2,350,000       2,916,938
Richland County, North Dakota MFHR -
  Birchwood Properties LP Project,
  6.75%, Due 5/01/29                                  3,990,000       3,820,425
Three Affiliated Tribes of the Fort Berthold
  Reservation GO, 6.30%, Due 11/15/10                 1,515,000       1,532,044
                                                                 --------------
                                                                      8,269,407
Ohio 5.6%
Franklin County, Ohio EDR Refunding -
  Capitol South Community Urban
  Program, 4.85%, Due 6/01/06                         1,330,000       1,414,787

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Medina County, Ohio EDR MFHR -
  Camelot Place, Ltd. Project, 8.375%,
  Due 10/01/23                                   $    3,800,000  $    3,728,750
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding - Friendship
  Village of Dayton Project, 6.25%,
  Due 2/01/22                                         1,250,000         970,313
Toledo, Ohio MFMR - Commodore Perry
  Apartments Project, 7.00%,
  Due 12/01/28 (f)                                    7,480,000       6,741,350
                                                                 --------------
                                                                     12,855,200
Oklahoma 2.7%
Oklahoma County, Oklahoma Finance
  Authority First Mortgage MFHR -
  Multiple Apartments Project, 7.125%,
  Due 4/01/28 (Defaulted
  Effective 7/31/00) (f)                             10,170,000       3,559,500
Oklahoma DFA Revenue - Comanche
  County Hospital Project, 6.60%,
  Due 7/01/31                                         2,500,000       2,528,125
                                                                 --------------
                                                                      6,087,625
Pennsylvania 4.1%
Carbon County, Pennsylvania IDA
  Resource Recovery Revenue Refunding -
  Panther Creek Partners Project,
  6.65%, Due 5/01/10                                  2,250,000       2,337,188
Pennsylvania EDFA Qualified Residential
  Rent Project Revenue, 8.00%, Due 9/01/27
  (Defaulted Effective 9/01/99) (f):
  RSI Properties/Butler LLC Project                   2,360,000       1,298,000
  RSI Properties/Greensburg LLC Project               2,655,000       1,460,250
Philadelphia, Pennsylvania Hospitals and
  Higher EFA Revenue - Temple University
  Hospital Project, 6.50%, Due 11/15/08               2,585,000       2,817,650
Pittsburgh, Pennsylvania Water and Sewer
  Authority Water and Sewer System
  Revenue Refunding, 6.00%,
  Due 9/01/16 (e)                                       200,000         238,750
Scranton-Lackawanna, Pennsylvania Health
  and Welfare Authority Hospital Revenue -
  Marian Community Hospital Project,
  6.50%, Due 1/15/07                                  1,240,000       1,257,050
                                                                 --------------
                                                                      9,408,888
Puerto Rico 0.8%
Puerto Rico Industrial Tourist Educational,
  Medical and Environmental Control
  Facilities Revenue - Ana G. Mendez
  University System Project:
  5.00%, Due 2/01/09                                    750,000         805,312
  5.00%, Due 2/01/10                                  1,015,000       1,084,781
                                                                 --------------
                                                                      1,890,093
South Carolina 6.5%
Connector 2000 Association, Inc. Senior
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project:
  Zero %, Due 1/01/12                                 3,900,000       1,204,125
  Zero %, Due 1/01/14                                 4,560,000       1,071,600
  Zero %, Due 1/01/15                                 1,000,000         206,250
  Zero %, Due 1/01/26 (e)                            10,000,000       2,337,500
  Zero %, Due 1/01/28                                   400,000          14,000
  Zero %, Due 1/01/32                                10,350,000         297,563
  Zero %, Due 1/01/35                                   100,000           2,000
Florence, South Carolina Water and Sewer
  Revenue (e):
  7.50%, Due 3/01/11                                    590,000         742,662
  7.50%, Due 3/01/12                                    420,000         524,475
Greenville County, South Carolina Airport
  Revenue - Donaldson Industrial Air Park
  Project, 6.125%, Due 10/01/17                       3,000,000       3,011,250
Richland County, South Carolina
  Environmental Improvement Revenue -
  International Paper Project, 6.10%,
  Due 4/01/23                                         2,300,000       2,302,875
South Carolina Ports Authority Ports
  Revenue, 7.80%, Due 7/01/09 (c)                     2,200,000       2,640,000
Tobacco Settlement Revenue Management
  Authority of South Carolina Tobacco
  Settlement Revenue, 6.375%, Due 5/15/30               565,000         480,250
                                                                 --------------
                                                                     14,834,550
South Dakota 1.6%
Sisseton-Wahpeton Sioux Tribe of the Lake
  Traverse Reservation GO (f):
  7.00%, Due 11/01/13                                   700,000         778,750
  7.00%, Due 11/01/23                                 1,290,000       1,398,038
South Dakota EDFA EDR - Angus Project:
  5.25%, Due 4/01/12                                    300,000         319,875
  5.25%, Due 4/01/13                                    320,000         340,400
South Dakota EDFA EDR Pooled Loan
  Program - Midstates Printing, Inc. Project,
  5.50%, Due 4/01/18                                    685,000         726,100
                                                                 --------------
                                                                      3,563,163
Tennessee 1.6%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                             3,710,000       3,722,762

Texas 3.0%
Austin, Texas GO Refunding,
  5.125%, Due 9/01/14                                   420,000         452,550
Dallas-Fort Worth, Texas International
  Airport Facility Improvement Revenue -
  Delta Air Lines, Inc. Project,
  7.125%, Due 11/01/26                                1,750,000         927,500
El Paso, Texas Property Finance Authority,
  Inc. SFMR - GNMA Mortgage-Backed
  Securities Program, 8.70%, Due 12/01/18 (e)           200,000         204,104
Lubbock, Texas Housing Finance Corporation
  Capital Appreciation, Revenue,
  Zero %, Due 10/01/15                                  150,000          87,000
Matagorda County, Texas Navigation District
  Number 1 Revenue Refunding - Reliant
  Energy, Inc. Project, 8.00%, Due 5/01/29            2,000,000       2,065,000
Metro Health Facilities Development
  Corporation Revenue - Wilson N. Jones
  Memorial Hospital Project,
  6.625%, Due 1/01/11                                 1,000,000         968,750
Ranger, Texas Housing Corporation MFMR
  Refunding - FHA Insured Mortgage Loans -
  Ranger Apartments Project,
  8.80%, Due 3/01/24 (e)                              1,160,000       1,257,150

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Woodville, Texas HFC MFHR - Dogwood
  Terrace Apartments Project, 7.50%,
  Due 10/01/29 (Defaulted
  Effective 4/01/02) (f)                         $    2,450,000  $    1,029,000
                                                                 --------------
                                                                      6,991,054
Utah 1.3%
Eagle Mountain, Utah Special Assessment
  Bonds, 5.90%, Due 12/15/07                            912,000         933,614
Salt Lake County, Utah Housing Authority
  MFHR - Millcreek Pines Apartments
  Project, 6.80%, Due 9/01/17 (f)                     1,256,000       1,271,700
Utah Board Regents Auxiliary System and
  Student Fee Revenue - Salt Lake
  Community College Project,
  5.50%, Due 6/01/14 (e)                                660,000         737,550
                                                                 --------------
                                                                      2,942,864
Washington 2.8%
Spokane, Washington Downtown
  Foundation Parking Revenue - River Park
  Square Project, 5.60%, Due 8/01/19 (e)              3,710,000       3,649,712
Washington EDFA Nonrecourse Revenue -
  Lindal Cedar Homes, Inc. Project,
  5.80%, Due 11/01/17 (e)                             2,175,000       2,251,125
Washington Housing Finance Commission
  Nonprofit Housing Revenue Refunding -
  Crista Ministries Project, 5.35%,
  Due 7/01/14 (Mandatory Put at $100
  on 7/01/05) (e)                                       615,000         634,988
                                                                 --------------
                                                                      6,535,825
Wisconsin 1.6%
Badger Tobacco Asset Securitization
  Corporation Revenue, 6.375%, Due 6/01/32              425,000         358,063
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project (e):
  5.35%, Due 12/01/10                                   520,000         537,550
  5.50%, Due 12/01/11                                   390,000         402,188
Waterford, Wisconsin Graded Joint School
  District Number 1 GO Refunding,
  5.25%, Due 4/01/12 (e)                                 70,000          76,913
Wisconsin Health and EFA Revenue -
  Agnesian Healthcare, Inc. Project:
  5.00%, Due 7/01/04                                    250,000         258,438
  5.00%, Due 7/01/06                                    350,000         376,250
  5.10%, Due 7/01/08                                    705,000         758,756
Wisconsin Health and EFA Revenue -
  Marshfield Clinic Project, 6.25%,
  Due 2/15/10                                           866,000         950,435
                                                                 --------------
                                                                      3,718,593
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $200,165,813)                           188,540,047
-------------------------------------------------------------------------------
Variable Rate Put Bonds 15.8%
California 1.2%
Southern California Public Power Authority
  Revenue Refunding - San Juan Power
  Project, 5.25%, Due 1/01/20 (e)                     2,400,000       2,712,000

Colorado 0.7%
Northwest Parkway Public Highway
  Authority Revenue, Zero %, Due 6/15/16
  (Rate Reset Effective 6/15/11) (e)                  2,240,000       1,601,600

District of Columbia 1.0%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.80%,
  Due 8/15/31 (Mandatory Put at $100 and
  Rate Reset Effective 2/15/06)                       2,265,000       2,434,875

Indiana 2.2%
Indiana DFA PCR Refunding - Southern Gas
  and Electric Project:
  4.75%, Due 3/01/25 (Mandatory Put at
  $100 on 3/01/06)                                    2,885,000       2,924,669
  5.00%, Due 3/01/30 (Mandatory Put at
  $100 on 3/01/06)                                    2,100,000       2,149,875
                                                                 --------------
                                                                      5,074,544
Massachusetts 1.7%
Massachusetts Health and EFA Revenue -
  Hillcrest Extended Care Project, 4.50%,
  Due 10/01/26 (Mandatory Put at $100 on
  4/01/06) (e)                                        3,710,000       3,904,775

Minnesota 1.0%
St. Paul, Minnesota Housing and Redevelopment
  Authority Lease Revenue - Higher Ground
  Academy Project, 7.50%, Due 11/01/28
  (Mandatory Put at $100 on 6/01/04)                  2,225,000       2,233,678

Missouri 0.8%
St. Charles County, Missouri IDA MFHR -
  Vanderbilt Apartments Project,
  5.00%, Due 2/01/29 (Mandatory Put at
  $100 on 2/01/09)                                    1,850,000       1,887,000

Nevada 0.5%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 5.75%, Due 3/01/36
  (Mandatory Put at $100 on 5/03/04)                  1,150,000       1,150,000

New York 1.2%
New York, New York Transitional Finance
  Authority Revenue Refunding, 5.25%,
  Due 2/01/29 (Mandatory Put at $100
  on 2/01/11)                                         2,500,000       2,718,750

Pennsylvania 1.2%
Sayre, Pennsylvania Health Care Facilities
  Authority Revenue - Guthrie Healthcare
  System Project, 1.00%, Due 12/01/31                 2,500,000       2,706,250

Texas 3.3%
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric Company
  Project, 5.05%, Due 6/01/30 (Mandatory
  Put at $100 on 6/19/06)                             2,500,000       2,500,000
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                   4,618,000       4,635,317
Trinity River Authority PCR Revenue - TXU
  Electric Company Project, 5.00%, Due 5/01/27
  (Mandatory Put at $100 on 11/01/06)                   455,000         452,725
                                                                 --------------
                                                                      7,588,042

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Wisconsin 1.0%
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project, 5.50%, Due 12/01/21 (Mandatory
  Put at $100 on 12/01/11) (e)                   $    2,195,000  $    2,263,593
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds
  (Cost $35,221,823)                                                 36,275,107
-------------------------------------------------------------------------------
Short-Term Investments (a) 3.7%
Variable Rate Put Bonds 0.6%
Montana 0.2%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project, 4.60%,
  Due 5/01/33 (Mandatory Put at $100
  on 5/01/03)                                           495,000         495,000
Oregon 0.4%
Port Morrow, Oregon PCR Refunding -
  Portland General Electric Company Project,
  4.60%, Due 5/01/33 (Mandatory Put at $100
  on 5/01/03)                                         1,000,000       1,000,000
                                                                 --------------
Total Variable Rate Put Bonds                                         1,495,000

Municipal Money Market Funds 3.1%
Multiple States
Strong Tax Free Money Fund (d)                        7,065,000       7,065,000
-------------------------------------------------------------------------------
Total Short-Term Investments
  (Cost $8,416,867)                                                   8,560,000
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $243,804,503) 101.6%                                        233,375,154
Other Assets and Liabilities, Net (1.6%)                             (3,622,279)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  229,752,875
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
125 Ten-Year U.S. Treasury Notes         6/03    $   14,390,625  $     (114,063)
 35 U.S. Treasury Bonds                  6/03         3,991,094         (17,500)

                   STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 67.1%
Alaska 1.8%
Juneau, Alaska City and Borough
  Nonrecourse Revenue - St. Ann's Care
  Center Project, 5.875%, Due 12/01/04           $      750,000  $      755,625
Northern Tobacco Securitization
  Corporation Tobacco Settlement Revenue:
  4.75%, Due 6/01/15                                  1,330,000       1,306,725
  5.60%, Due 6/01/10                                    300,000         297,375
                                                                 --------------
                                                                      2,359,725
Arizona 0.5%
Arizona Health Facilities Authority Hospital
  System Revenue - Phoenix Children's
  Hospital Project, 5.375%, Due 11/15/09                100,000          76,500
White Mountain Apache Tribe Fort Apache
  Indian Reservation Revenue - Fort Apache
  Timber Company Project,
  6.25%, Due 3/05/12 (f)                                601,636         625,701
                                                                 --------------
                                                                        702,201
Arkansas 1.4%
Crossett, Arkansas PCR - Georgia Pacific
  Corporation Project, 4.875%, Due 10/01/07             650,000         581,750
Northwest Arkansas Regional Airport
  Authority Airport Revenue Refunding,
  4.25% Due 2/01/08 (b) (e)                           1,225,000       1,267,875
                                                                 --------------
                                                                      1,849,625
California 1.1%
California Statewide Communities
  Development Authority Revenue - Henry
  Mayo Newhall Memorial Hospital Project,
  4.00%, Due 10/01/05 (e)                               500,000         501,875
Santa Rosa, California Rancheria Tachi
  Yokut Tribe Enterprise Revenue,
  5.50%, Due 3/01/08                                  1,000,000       1,023,750
                                                                 --------------
                                                                      1,525,625
Colorado 2.5%
Black Hawk, Colorado Business
  Improvement District Special Assessment:
  Gilpin County Project, 6.00%, Due 12/01/09            850,000         873,375
  The Lodge At Black Hawk Project,
  6.25%, Due 12/01/11                                   875,000         875,114
Colorado Health Facilities Authority
  Hospital Revenue - Steamboat Springs
  Health Care Association Project:
  4.70%, Due 9/15/05                                     85,000          86,381
  4.80%, Due 9/15/06                                    455,000         464,669
  4.90%, Due 9/15/07                                     20,000          20,325
Elk Valley Public Improvement Revenue,
  7.10%, Due 9/01/14                                  1,000,000       1,012,500
                                                                 --------------
                                                                      3,332,364
Connecticut 1.5%
Connecticut Health and EFA Revenue - New
  Opportunities for Waterbury, Inc. Project,
  6.75%, Due 7/01/13                                  1,205,000       1,210,904
Mashantucket Western Pequot Tribe Special
  Revenue, 6.40%, 9/01/11 (Pre-Refunded at
  $101 on 9/01/07)                                      750,000         873,750
                                                                 --------------
                                                                      2,084,654
District of Columbia 0.4%
District of Columbia Revenue - Methodist
  Home Issue Project, 4.80%, Due 1/01/05                515,000         515,000

Florida 2.7%
Hillborough County, Florida IDA IDR -
  University Community Hospital Health
  Facilities Project, 4.90%, Due 8/15/07              1,250,000       1,278,125
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount Sinai
  Medical Center Project, 5.50%,
  Due 11/15/35 (Mandatory Put at $100
  on 5/15/05)                                         2,500,000       2,384,375
                                                                 --------------
                                                                      3,662,500
Georgia 0.9%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Park Place Apartments
  Project, 6.00%, Due 9/01/06                           620,000         625,425
Dekalb County, Georgia Residential Care
  Facilities for the Elderly Authority First
  Lien Revenue - King's Bridge Retirement
  Center, Inc. Project, 8.00%, Due 7/01/06              540,000         570,375
                                                                 --------------
                                                                      1,195,800

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Illinois 4.4%
Alton, Illinois Hospital Facility Revenue
  Refunding - St. Anthony's Health Center
  Project, 5.50%, Due 9/01/06                    $    1,000,000  $    1,053,750
Chicago, Illinois O'Hare International Airport
  Revenue Refunding, 4.80%, Due 1/01/05               1,000,000       1,039,210
Illinois DFA PCR Refunding:
  Central Illinois Public Service Project,
  5.00%, Due 6/01/28 (Mandatory Put at
  $100 on 12/01/06)                                     310,000         331,313
  Commonwealth Edison Company Project,
  6.75%, Due 3/01/15 (e)                                500,000         552,500
Illinois DFA Revenue - Community
  Rehabilitation Providers Project,
  5.00%, Due 7/01/04                                    530,000         536,625
Illinois Health Facilities Authority Revenue
  Refunding - Lifelink Corporation Obligated
  Group Project, 5.95%, Due 2/15/21                   1,800,000       1,557,000
Robbins, Illinois Resource Recovery Revenue -
  Restructuring Project, 7.25%, Due 10/15/09            620,924         323,657
Upper Illinois River Valley Development
  Revenue - Morris Hospital Project,
  6.05%, Due 12/01/11                                   545,000         588,600
                                                                 --------------
                                                                      5,982,655
Indiana 3.7%
Hammond, Indiana Sewer and Solid Waste
  Disposal Revenue - American Maize
  Products Company Project,
  8.00%, Due 12/01/24                                 1,000,000       1,095,000
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc.
  Project, 6.00%, Due 1/01/10 (f)                     2,800,000       1,820,000
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue - Federal Express
  Corporation Project, 7.10%, Due 1/15/17             1,200,000       1,273,500
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 9/06/05                           750,000         754,440
                                                                 --------------
                                                                      4,942,940
Iowa 1.0%
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project, 5.625%, Due
  7/01/28 (Mandatory Put at $100 on 7/01/05)            750,000         682,500
Harlan, Iowa Revenue - American Baptist
  Homes of the Midwest - Baptist Memorial
  Home Project, 5.875%, Due 5/15/23                     920,000         676,200
                                                                 --------------
                                                                      1,358,700
Kentucky 0.4%
Kenton County, Kentucky Airport Board
  Special Facilities Revenue - Mesaba
  Aviation, Inc. Project, 6.00%, Due 7/01/05            625,000         603,125

Louisiana 4.8%
Louisiana Health and Education Authority
  Revenue Refunding - Lambeth House, Inc.
  Project, 5.25%, Due 1/01/05                           750,000         753,750
Louisiana Public Facilities Authority Revenue -
  Progressive Healthcare Project,
  6.25%, Due 10/01/11                                 1,190,000       1,063,562
Orleans Parish, Louisiana School Board
  Compound Interest GO, Zero %,
  Due 2/01/08                                         1,590,000       1,283,925
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Corporation Project, 5.00%, Due 9/01/07:
  Series A                                              300,000         293,625
  Series D                                            1,000,000         978,750
South Louisiana Port Commission Terminal
  Revenue Refunding - GATX Terminals
  Corporation, 7.00%, Due 3/01/23                     1,000,000       1,038,800
West Feliciana Parish, Louisiana PCR - Gulf
  States Utilities Company III Project,
  7.70%, Due 12/01/14                                 1,000,000       1,017,980
                                                                 --------------
                                                                      6,430,392
Maine 0.7%
Baileyville, Maine PCR - Georgia-Pacific
  Corporation Project, 4.75%, Due 6/01/05             1,000,000         940,000

Maryland 0.8%
Baltimore County, Maryland IDR - Barre-
  National, Inc. Equipment Project,
  6.875%, Due 7/01/09                                 1,200,000       1,132,500

Massachusetts 1.1%
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project, 5.30%, Due 12/01/14                435,000         405,638
Massachusetts Development Finance Agency
  Revenue - Developmental Disabilities, Inc.
  Project, 7.25%, Due 6/01/04                           575,000         587,707
Massachusetts Industrial Finance Agency
  Resources Recovery Revenue Refunding -
  Ogden Haverhill Project,
  5.15%, Due 12/01/07                                   500,000         489,375
                                                                 --------------
                                                                      1,482,720
Michigan 0.8%
Michigan Strategic Fund Limited Obligation
  Revenue - Ford Motor Company Project,
  7.10%, Due 2/01/06                                  1,025,000       1,094,188

Minnesota 2.1%
Burnsville, Minnesota CDR Refunding -
  Holiday Inn Project, 5.875%, Due 4/01/08            1,430,000       1,435,105
Minneapolis and St. Paul, Minnesota
  Metropolitan Airports Commission Special
  Facilities Revenue - Northwest Airlines
  Project, 6.50%, Due 4/01/25
  (Mandatory Put at $100 on 4/01/05)                  1,700,000       1,451,375
                                                                 --------------
                                                                      2,886,480
Missouri 3.0%
Chesterfield, Missouri Tax Increment
  Revenue Refunding and Improvement -
  Chesterfield Valley Project,
  4.50%, Due 4/15/16                                  1,075,000       1,109,937
Columbia, Missouri IDR - American Air
  Filter Company, Inc. Project,
  7.45%, Due 7/01/04                                    490,000         491,171
Ellisville, Missouri IDA IDR Refunding -
  Gambrill Gardens Project:
  5.10%, Due 6/01/05                                    125,000         123,906
  5.20%, Due 6/01/06                                    135,000         132,975

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
I-470 & 350 Transportation Development
  District Transportation Revenue:
  4.70%, Due 5/01/04                             $      315,000  $      316,843
  5.00%, Due 5/01/05                                    100,000         101,125
  5.20%, Due 5/01/06                                    375,000         380,625
Nevada, Missouri Hospital Revenue - Nevada
  Regional Medical Center Project,
  6.00%, Due 10/01/07                                 1,295,000       1,314,425
                                                                 --------------
                                                                      3,971,007
Nevada 1.5%
Clark County, Nevada Special Improvement
  District Number 108 - Summerlin Project,
  6.30%, Due 2/01/09                                    525,000         543,664
Las Vegas, Nevada Paiute Tribe Revenue,
  4.65%, Due 11/01/05                                 1,500,000       1,520,625
                                                                 --------------
                                                                      2,064,289
New Hampshire 0.3%
New Hampshire Higher Educational and
  Health Facilities Authority Revenue -
  New England College Project,
  5.375%, Due 3/01/05                                   365,000         367,281

New Jersey 1.0%
New Jersey EDA EDR Capital Appreciation -
  Kapkowski Road Project,
  Zero %, Due 4/01/05                                   310,000         300,700
New Jersey Health Care Facilities Financing
  Authority Revenue - Raritan Bay Medical
  Center Project, 7.25%, Due 7/01/14                  1,000,000       1,038,750
                                                                 --------------
                                                                      1,339,450
New Mexico 3.1%
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06              2,330,000       2,394,075
Santa Fe County, New Mexico Project
  Revenue - El Castillo Retirement
  Residences Project, 5.80%, Due 5/15/18              1,835,000       1,718,019
                                                                 --------------
                                                                      4,112,094
New York 4.2%
Monroe County, New York Industrial
  Development Agency Revenue - Empire
  Sports Project, 6.50%, Due 3/01/08                  1,105,000         977,925
Nassau County, New York Industrial
  Development Agency Civic Facility Revenue:
  North Shore Health System Project,
  5.625%, Due 11/01/10                                  910,000         924,788
  Special Needs Facilities Pooled Program
  Project, 5.60%, Due 7/01/05                           185,000         186,619
  Special Needs Facilities Pooled Program
  Project, 6.50%, Due 7/01/06                           705,000         712,931
New York, New York GO, 5.25%, Due 8/01/09             1,000,000       1,091,990
New York, New York Industrial Development
  Agency Civic Facility Revenue - Special
  Needs Facilities Pooled Project,
  5.60%, Due 7/01/05                                    800,000         807,000
New York, New York Industrial Development
  Agency Special Facility Revenue - British
  Airways Project, 7.625%, Due 12/01/32                 600,000         435,000
Suffolk County, New York Industrial
  Development Agency Civic Facility Revenue:
  6.50%, Due 7/01/06                                    365,000         369,106
  6.875%, Due 7/01/10                                   165,000         168,506
                                                                 --------------
                                                                      5,673,865
North Carolina 0.8%
Fletcher, North Carolina First Mortgage
  Housing Revenue - Avery's View Retirement
  Facilities, Inc. Project, 8.00%, Due 3/01/10
  (Defaulted Effective 8/24/00) (f)                   1,000,000           7,500
North Carolina Eastern Municipal Power
  Agency Power System Revenue Refunding,
  6.00%, Due 1/01/13                                  1,000,000       1,023,750
                                                                 --------------
                                                                      1,031,250

Ohio 0.9%
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc.
  Project, 5.50%, Due 12/01/08                          300,000         181,125
Cuyahoga County, Ohio MFHR Refunding -
  Parklane Apartments Project, 5.46%, Due
  10/01/37 (Defaulted Effective 4/20/01) (f)            104,374               1
Ohio Water Development Authority Facilities
  PCR Refunding - Cleveland Electric
  Illuminating Company Pollution Control
  Project, 5.58%, Due 6/15/33
  (Mandatory Put at $100 on 6/15/04)             $    1,000,000       1,020,000
                                                                 --------------
                                                                      1,201,126
Oklahoma 1.4%
Oklahoma DFA Revenue - Comanche County
  Hospital Project, 5.35%, Due 7/01/08                1,000,000       1,040,000
Tulsa, Oklahoma Municipal Airport Trust
  Revenue - American Airlines-AMR
  Corporation Project, 7.35%, Due 12/01/11            1,500,000         810,000
                                                                 --------------
                                                                      1,850,000
Pennsylvania 3.9%
Bucks County, Pennsylvania IDA CDR -
  Attleboro Associates, Ltd. Nursing Facility
  Project, 8.00%, Due 12/01/05                          960,000         973,200
Butler County, Pennsylvania IDA Health
  Center Revenue Refunding - Sherwood
  Oaks Project, 5.75%, Due 6/01/11                      500,000         510,560
Carbon County, Pennsylvania IDA Resource
  Recovery Revenue Refunding - Panther
  Creek Partners Project, 6.65%, Due 5/01/10          1,600,000       1,662,000
Ontelaunee Township, Pennsylvania
  Municipal Authority Sewer Revenue,
  4.25%, Due 1/15/05                                    500,000         507,500
Pennsylvania EDFA Revenue - 30th Street
  Station Garage Project, 5.00%,
  Due 6/01/10 (e)                                       500,000         527,500
Susquehanna, Pennsylvania Area Regional
  Airport Authority Airport Facilities
  Revenue - AERO Harrisburg LLC Project,
  5.25%, Due 1/01/09                                  1,215,000       1,123,875
                                                                 --------------
                                                                      5,304,635
South Carolina 1.1%
Connector 2000 Association, Inc. Senior
  Current Interest Toll Road Revenue -
  Greenville, South Carolina Southern
  Connector Project, 5.25%, Due 1/01/23                 700,000         294,000
South Carolina Ports Authority Ports
  Revenue, 7.80%, Due 7/01/09 (c)                     1,000,000       1,200,000
                                                                 --------------
                                                                      1,494,000
South Dakota 0.3%
Lincoln County, South Dakota Revenue -
  American Baptist Homes of the Midwest-
  Trail Ridge Project, 5.875%, Due 11/15/21             445,000         368,794

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Tennessee 1.9%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                        $    2,500,000  $    2,508,600

Texas 4.4%
DeSoto, Texas IDA IDR - Wintergreen
  Commercial Partnership Project,
  7.00%, Due 1/01/17                                  1,238,083       1,227,249
Lubbock, Texas Health Facilities Development
  Corporation First Mortgage Revenue -
  Carillon, Inc. Project, 5.75%, Due 7/01/29
  (Mandatory Put at $100 on 7/01/04)                  2,000,000       2,007,500
Metro Health Facilities Development
  Corporation Revenue - Wilson N. Jones
  Memorial Hospital Project,
  6.375%, Due 1/01/07                                 1,300,000       1,288,625
Tom Green County, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Shannon Health System Project,
  5.60%, Due 5/15/06                                    875,000         896,875
Weslaco, Texas Health Facilities Development
  Corporation Hospital Revenue - Knapp
  Medical Center Project, 5.00%, Due 6/01/07            500,000         520,625
                                                                 --------------
                                                                      5,940,874
Vermont 1.0%
Vermont Educational and Health Buildings
  Financing Agency Revenue:
  Health Care Facility-Copley Manor Project,
  5.40%, Due 4/01/06 (Defaulted Effective
  5/08/03) (f)                                          455,000         273,000
  Vermont Council of Developmental and
  Mental Health Project, 6.20%, Due 12/15/05          1,005,000       1,066,556
                                                                 --------------
                                                                      1,339,556
Virgin Islands 0.8%
Virgin Islands Public Finance Authority
  Revenue:
  6.00%, Due 10/01/06                                   500,000         542,500
  6.00%, Due 10/01/07                                   500,000         544,375
                                                                 --------------
                                                                      1,086,875
Washington 0.7%
Spokane, Washington Downtown Foundation
  Parking Revenue - River Park Square
  Project, 5.00%, Due 8/01/08 (e)                     1,000,000         993,750

Wisconsin 3.4%
Badger Tobacco Asset Securitization
  Corporation Tobacco Settlement Revenue:
  5.00%, Due 6/01/08                                    200,000         188,000
  5.50%, Due 6/01/10                                  1,000,000         950,000
Brookfield, Wisconsin IDR Refunding -
  Midway Motor Lodge Project,
  8.40%, Due 4/01/12 (f)                                935,000         992,269
Cudahy, Wisconsin School District COP,
  6.45%, Due 3/01/13                                    130,000         138,613
Wisconsin Health and EFA Revenue:
  Divine Savior Hospital, Inc. Project,
  4.60%, Due 6/01/04                                    240,000         239,472
  Lutheran Home Project, 7.00%, Due 9/01/25              30,000          30,042
  National Regency of New Berlin, Inc. Project,
  7.75%, Due 8/15/15                                    960,000         993,600
  National Regency of New Berlin, Inc.
  Project, 8.00%, Due 8/15/25                           935,000         975,906
                                                                 --------------
                                                                      4,507,902
Wyoming 0.8%
Teton County, Wyoming Hospital District
  Hospital Revenue - St. Johns Medical Center
  Project, 5.25%, Due 12/01/07                        1,050,000       1,085,437
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $93,666,517)                             90,321,979
-------------------------------------------------------------------------------
Variable Rate Put Bonds 15.8%
Arizona 1.5%
Maricopa County, Arizona Pollution Control
  Corporation PCR Refunding - El Paso
  Electric Company Project, 6.25%, Due
  5/01/37 (Mandatory Put at $100 on 8/01/05)          1,000,000       1,011,250
Mohave County, Arizona IDA IDR - Citizens
  Utilities Company Project, 4.75%,
  Due 8/01/20 (Putable at $100 and Rate
  Reset Effective 8/01/07)                            1,000,000         963,750
                                                                 --------------
                                                                      1,975,000
Illinois 0.5%
Illinois DFA IDR - Citizens Utilities Company
  Project, 4.80%, Due 8/01/25 (Putable at
  $100 and Rate Reset Effective 8/01/07)                660,000         637,725

Indiana 1.0%
Indiana DFA PCR Refunding - Southern Gas
  and Electric Project, 5.00%, Due 3/01/30
  (Mandatory Put at $100 on 3/01/06)                  1,300,000       1,330,875

Minnesota 2.8%
St. Paul, Minnesota Housing and
  Redevelopment Authority Lease Revenue -
  Higher Ground Academy Project, 7.50%,
  Due 11/01/28 (Mandatory Put at $100
  on 6/01/04)                                         3,800,000       3,814,820

Nevada 0.9%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 7.50%, Due 3/01/36
  (Mandatory Put at $100 on 5/03/04)                  1,200,000       1,200,000

New Hampshire 0.7%
New Hampshire Health and Educational
  Authority Hospital Revenue, 5.25%,
  Due 10/01/21 (Mandatory Put at $100 on
  10/01/04)                                             965,000       1,002,394

New Jersey 1.8%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of
  Bridgewater Project, 5.375%, Due 5/15/32
  (Mandatory Put at $100 on 5/15/04)                  2,500,000       2,486,800

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Ohio 0.0%
Cuyahoga County, Ohio MFHR Refunding -
  Parklane Apartments Project,
  1.25%, Due 10/01/37 (f)                        $       60,158  $       41,283

Pennsylvania 1.1%
Beaver County, Pennsylvania IDA PCR
  Revenue Refunding - Toledo Edison
  Project, 4.85%, Due 6/01/30 (Mandatory
  Put at $100 on 6/01/04)                             1,500,000       1,512,420

Puerto Rico 0.8%
Commonwealth of Puerto Rico GO,
  5.00%, Due 7/01/18 (Mandatory Put at
  $100 on 7/01/08) (b)                                1,000,000       1,085,000

Tennessee 0.8%
Metropolitan Government of Nashville and
  Davidson Counties, Tennessee IDR - Waste
  Management, Inc. Project, 4.10%, Due
  8/01/31 (Mandatory Put at $100 on 8/01/04)          1,000,000       1,015,000

Texas 3.9%
Brazoria County, Texas Brazos River Harbor
  Navigation District Revenue - Dow
  Chemical Company Project, 4.20%, Due
  5/15/33 (Mandatory Put at $100 on 5/15/05)          1,000,000       1,022,500
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put
  at $100 on 11/01/06)                                1,450,000       1,455,438
Trinity River Authority PCR Revenue -
  TXU Electric Company Project, 5.00%,
  Due 5/01/27 (Mandatory Put at $100
  on 11/01/06)                                        2,750,000       2,736,250
                                                                 --------------
                                                                      5,214,188
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds
  (Cost $21,181,029)                                                 21,315,505
-------------------------------------------------------------------------------
Short-Term Investments (a) 18.2%
Municipal Bonds 9.5%
Arizona 0.1%
Winslow, Arizona IDA Hospital Revenue -
  Winslow Memorial Hospital Project,
  4.95%, Due 6/01/03 (f)                                200,000         199,134

Connecticut 0.2%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin System
  Bristol Project, 6.125%, Due 7/01/03                  260,000         260,237

District of Coumbia 0.1%
District of Columbia Revenue - American
  Geophysical Union Project,
  5.50%, Due 9/01/03                                    155,000         156,051

Illinois 1.8%
Chicago, Illinois Tax Increment -
  Chatham Ridge Redevelopment Project,
  3.30%, Due 12/15/03                                   960,000         962,054

Hoopeston, Illinois Hospital Capital
  Improvement Revenue Refunding -
  Hoopeston Community Memorial Hospital
  Project, 5.25%, Due 11/15/03                          130,000         129,891
Illinois Industrial PCFA Revenue -
  Olin Corporation Project,
  6.875%, Due 3/01/04                                 1,375,000       1,396,037
                                                                 --------------
                                                                      2,487,982
Indiana 0.7%
Anderson, Indiana EDR Refunding and
  Improvement - Anderson University Project,
  5.05%, Due 10/01/03                                   895,000         897,237

Kansas 0.9%
Kansas Independent College Finance
  Authority Educational Facilities Revenue -
  Benedictine College Project,
  6.00%, Due 11/01/03                                 1,185,000       1,204,789

Kentucky 0.5%
Jefferson County, Kentucky Health Facilities
  Revenue Refunding - Beverly Enterprises,
  Inc. Project, 5.40%, Due 5/01/03                      430,000         430,000
Kentucky EDFA Hospital System Refunding
  and Improvement Revenue - Appalachian
  Regional Healthcare, Inc. Project,
  5.10%, Due 10/01/03                                   250,000         249,785
                                                                 --------------
                                                                        679,785
Massachusetts 0.6%
Massachusetts Development Finance Agency
  Revenue - Alliance Health Care Facility
  Project, 6.50%, Due 7/01/03                           280,000         280,370
Massachusetts Health and EFA Revenue -
  Central New England Health System,
  5.75%, Due 8/01/03                                    140,000         140,304
Massachusetts Industrial Finance Agency
  Health Care Facility Revenue - Metro Health
  Foundation of Massachusetts, Inc. Project,
  6.25%, Due 12/01/03                                   390,000         391,560
                                                                 --------------
                                                                        812,234
Minnesota 1.0%
Maplewood, Minnesota Health Care Facility
  Revenue - Health East Project,
  5.80%, Due 11/15/03                                 1,400,000       1,391,824

Missouri 0.2%
Saline County, Missouri IDA Health Facilities
  Revenue - John Fitzgibbon Memorial
  Hospital, Inc. Project, 5.75%, Due 12/01/03           230,000         230,770

New Jersey 0.6%
New Jersey EDA EDR Capital Appreciation -
  Kapkowski Road Project,
  Zero %, Due 4/01/04                                   160,000         158,106
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village
  Grand Project, 6.00%, Due 8/15/99
  (Defaulted Effective 12/21/99) (f)                  1,378,577         620,360
                                                                 --------------
                                                                        778,466
Ohio 0.8%
Dayton, Ohio Special Facilities Revenue -
  AFCO Cargo Day LLC Project,
  5.875%, Due 4/01/04                                   110,000         110,084

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

             STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding EXTRAS -
  Friendship Village of Dayton Project,
  5.375%, Due 2/01/22 (Putable at $100
  on 2/01/04)                                    $    1,050,000  $    1,040,665
                                                                 --------------
                                                                      1,150,749
Oklahoma 0.2%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue, 5.45%, Due 6/01/03                  260,000         259,917

Pennsylvania 1.3%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue - Health
  System Project, 8.45%, Due 11/15/03                 1,200,000       1,211,904
Clarion County, Pennsylvania IDA Health
  Facilities Revenue Refunding - Beverly
  Enterprises, Inc. Project, 5.50%,
  Due 5/01/03                                           150,000         150,000
Pennsylvania EDFA Qualified Residential
  Rent Project Revenue, 7.00%, Due 9/01/02
  (Defaulted Effective 9/01/99) (f):
  RSI Properties/Butler LLC Project                     300,000         165,000
  RSI Properties/Greensburg LLC Project                 300,000         165,000
                                                                 --------------
                                                                      1,691,904
Virginia 0.3%
Hampton, Virginia Redevelopment and
  Housing Authority First Mortgage Revenue
  Refunding - Olde Hampton Project,
  6.00%, Due 7/01/03                                    360,000         360,324

Wisconsin 0.2%
Wisconsin Health and EFA Revenue -
  Divine Savior Hospital, Inc. Project,
  4.45%, Due 6/01/03                                    225,000         224,969
                                                                 --------------
Total Municipal Bonds                                                12,786,372

Variable Rate Put Bonds 8.7%
Arkansas 0.4%
Arkansas DFA Facilities Revenue - Waste
  Management Project, 3.50%, Due 8/01/21
  (Mandatory Put at $100 on 8/01/03)                    500,000         500,560

District of Columbia 1.1%
District of Columbia Revenue -
  Medstar University Hospital Project,
  6.40%, Due 8/15/31 (Mandatory Put at
  $100 on 2/15/04)                                    1,500,000       1,534,620

Illinois 1.6%
Illinois DFA PCR Refunding - Illinois Power
  Company Project (e):
  3.25%, Due 11/01/28 (Putable at $100 and
  Rate Reset Effective on 5/15/03)                      100,000         100,000
  3.35%, Due 4/01/32 (Putable at $100 and
  Rate Reset Effective on 6/02/03)                    2,015,000       2,015,000
                                                                 --------------
                                                                      2,115,000
Iowa 0.4%
Chillicothe, Iowa PCR Refunding - IES
  Utilities, Inc. Project, 4.25%, Due 11/01/23
  (Mandatory Put at $100 on 11/01/03)                   500,000         504,630

Louisiana 0.7%
St. Charles Parish, Louisiana PCR Refunding -
  Entergy Louisiana, Inc. Project, 5.35%,
  Due 10/01/29 (Mandatory Put at $100
  on 10/01/03)                                        1,000,000       1,001,050

Montana 0.7%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project, 4.60%,
  Due 5/01/33 (Mandatory Put at $100
  on 5/01/03)                                         1,000,000       1,000,000

New Hampshire 0.9%
New Hampshire IDA Revenue - International
  Paper Project, 3.75%, Due 10/15/06
  (Mandatory Put at $100 on 10/15/03)                 1,235,000       1,237,840

Oregon 0.2%
Port Morrow, Oregon PCR Refunding -
  Portland General Electric Company
  Project, 4.60%, Due 5/01/33 (Mandatory
  Put at $100 on 5/01/03)                               250,000         250,000

Pennsylvania 0.8%
Beaver County, Pennsylvania IDA PCR
  Refunding - Cleveland Electric Project,
  4.60%, Due 10/01/30 (Mandatory Put
  at $100 on 10/01/03)                                1,000,000       1,007,160

Texas 1.9%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement
  System Obligated Group Project, 5.25%,
  Due 11/15/28 (Mandatory Put at $100
  on 11/15/03)                                        2,025,000       2,019,148
Matagorda County, Texas Navigational District
  Number 1 PCR Refunding - Central Power
  & Light Company, 4.00%, Due 5/01/30
  (Mandatory Put at $100 on 11/01/03)                   500,000         501,220
                                                                 --------------
                                                                      2,520,368
                                                                 --------------
Total Variable Rate Put Bonds                                        11,671,228
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $23,884,750)                      24,457,600
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $138,732,296) 101.1%                                        136,095,084
Other Assets and Liabilities, Net (1.1%)                             (1,514,862)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  134,580,222
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
20 Five-Year U.S. Treasury Notes        6/03     $    2,275,000  $       (9,375)

--------------------------------------------------------------------------------

                         STRONG MINNESOTA TAX-FREE FUND

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 84.1%
Minnesota 81.0%
Aitkin County, Minnesota COP,
  5.80%, Due 2/01/08                             $       20,000  $       21,850
Bass Brook, Minnesota PCR Refunding -
  Minnesota Power & Light Company
  Project, 6.00%, Due 7/01/22                            10,000          10,171
Bloomington, Minnesota Independent
  School District Number 271 GO,
  5.00%, Due 2/01/15                                     50,000          53,625
Burnsville, Minnesota Hospital System
  Revenue - Fairview Community Hospitals
  Project, Zero %, Due 5/01/12                          205,000         126,588
Chaska, Minnesota Independent School
  District Number 112 Refunding,
  5.00%, Due 2/01/16                                    100,000         106,375
Clay County, Minnesota Housing and
  Redevelopment Authority Lease Revenue
  Refunding, 5.15%, Due 2/01/13                          25,000          26,344
Dakota and Washington Counties, Minnesota
  Housing and Redevelopment Authority
  SFMR, 8.15%, Due 9/01/16 (e)                           40,000          56,450
Eden Prairie, Minnesota Independent School
  District 272 Refunding, 4.125%, Due 2/01/08            10,000          10,712
Hastings, Minnesota Health Care Facility
  Revenue - Regina Medical Center,
  4.80%, Due 9/15/10 (e)                                 55,000          57,888
Hennepin County, Minnesota GO,
  5.00%, Due 12/01/20                                    20,000          21,025
Lakeville, Minnesota Independent School
  District Number 194 GO Refunding:
  5.00%, Due 2/01/13 (e)                                 50,000          55,562
  5.00%, Due 2/01/14 (e)                                 50,000          55,125
Minneapolis and St. Paul, Minnesota
  Metropolitan Airports Common Airport
  Revenue, Series A, 5.125%, Due 1/01/25 (e)             20,000          20,700
Minneapolis, Minnesota Art Center Facilities
  Revenue - Walker Art Center Project,
  5.125%, Due 7/01/21                                   145,000         152,250
Minneapolis, Minnesota GO:
  4.60%, Due 12/01/12                                    25,000          26,406
  5.00%, Due 12/01/22                                    20,000          20,850
Minneapolis, Minnesota Health Care System
  Revenue, 5.75%, Due 11/15/32                           25,000          25,781
Minneapolis, Minnesota Hospital Revenue -
  Childrens Health Center Project,
  7.00%, Due 8/01/13                                     35,000          43,881
Minneapolis, Minnesota Hospital Revenue -
  St. Mary's Hospital and Rehabilitation
  Project, 10.00%, Due 6/01/13                           10,000          13,638
Minneapolis, Minnesota MFHR:
  Bottineau Project, 4.125%, Due 11/20/12                20,000          20,325
  Seward Towers Project, 5.00%, Due 5/20/36 (e)          50,000          50,812
Minneapolis, Minnesota Special School District
  Number 1 COP, 5.00%, Due 5/01/09 (e)                   15,000          16,744
Minnesota Agricultural and EDB EDR:
  Evangelical Lutheran Project,
  5.00%, Due 2/01/07                                     30,000          32,025
  Evangelical Lutheran Project,
  6.00%, Due 2/01/22                                     50,000          52,250
  Health Care System Project,
  6.375%, Due 11/15/29                                   30,000          32,250
Minnesota GO:
  5.00%, Due 10/01/12                                    50,000          55,750
  5.00%, Due 10/01/14                                    30,000          32,925
Minnesota Higher EFA Revenue:
  Hamline University Project,
  5.65%, Due 10/01/07                                    50,000          54,125
  Macalester College Project,
  5.50%, Due 3/01/12                                     70,000          74,375
Minnesota Housing Finance Agency SFMR:
  5.15%, Due 7/01/19                                     10,000          10,275
  5.80%, Due 1/01/19                                     10,000          10,475
  5.90%, Due 7/01/25                                      5,000           5,156
  6.50%, Due 1/01/26                                      5,000           5,106
Minnesota Public Facilities Authority Water
  PCR:
  5.00%, Due 3/01/09                                     25,000          27,344
  5.00%, Due 3/01/16                                     50,000          53,563
Monticello - Big Lake, Minnesota Community
  Hospital District Gross Revenue,
  5.75%, Due 12/01/19 (e)                               100,000         109,125
Moorhead, Minnesota Multifamily Housing
  Facilities Revenue - Fairmont Project,
  Zero %, Due 10/01/17                                   20,000          10,075
Moorhead, Minnesota New Public Housing
  Authority Revenue, 4.875%, Due 5/01/05                 10,000          10,575
New Prague, Minnesota Independent School
  District Number 721, Series A,
  4.90%, Due 2/01/10 (e)                                 35,000          37,362
Osseo, Minnesota Independent School District
  Number 279 Revenue Refunding:
  4.10%, Due 2/01/12                                     20,000          20,775
  4.75%, Due 2/01/19 (e)                                 25,000          25,969
  5.00%, Due 2/01/10                                     35,000          38,938
Owatonna, Minnesota Public Utilities
  Commission Public Utilities Revenue
  Refunding, 5.00%, Due 1/01/15 (b) (e)                  50,000          53,562
Rochester, Minnesota Health Care Facilities
  Revenue - Mayo Medical Center Project,
  5.875%, Due 11/15/08                                   20,000          23,075
Roseville, Minnesota Independent School
  District Number 623 - School District
  Enhancement Project, 5.00%, Due 2/01/17 (e)           100,000         106,750
Sartell, Minnesota Independent School District
  Number 748 GO, 4.75%, Due 2/01/12 (e)                  20,000          21,675
Sauk Rapids, Minnesota Housing and
  Redevelopment Authority Public Facility
  Lease Revenue, 5.00%, Due 2/01/18                      30,000          30,750
Shakopee, Minnesota Independent School
  District Number 720 GO, 4.50%, Due 2/01/13             15,000          15,563
Southern Minnesota Municipal Power Agency
  Power Supply System Revenue:
  5.00%, Due 1/01/06                                     25,000          27,156
  5.25%, Due 1/01/15 (e)                                 50,000          56,937
  5.70%, Due 1/01/05                                     10,000          10,513
St. Cloud, Minnesota Housing and
  Redevelopment Authority In and For
  Revenue - State University Foundation
  Project, 4.25%, Due 5/01/12                            20,000          21,075
St. Paul, Minnesota Housing and
  Redevelopment Authority CDR - St. Paul
  Academy and Summit School Project,
  5.50%, Due 10/01/24                                    25,000          26,187
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital Revenue -
  HealthEast Project, 6.625%, Due 11/01/17               20,000          17,850

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG MINNESOTA TAX-FREE FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
St. Paul, Minnesota Housing and
  Redevelopment Authority Parking Revenue -
  Allina Health System Gold Ramp Project,
  4.95%, Due 3/01/06                             $       15,000  $       15,825
St. Paul, Minnesota Independent School District
  Number 625 GO, 5.375%, Due 2/01/12 (e)                 50,000          55,500
St. Paul, Minnesota Port Authority Hospital
  Revenue, 7.25%, Due 7/01/06                            20,000          22,550
St. Paul, Minnesota Port Authority Hotel
  Facility Revenue - Raddisson Kellogg
  Project, 8.05%, Due 8/01/21                            10,000          12,663
St. Paul, Minnesota Port Authority IDR,
  7.10%, Due 11/01/06                                    10,000          11,850
St. Paul, Minnesota Port Authority Lease
  Revenue, 5.25%, Due 12/01/27                           20,000          20,975
Stillwater, Minnesota Independent School
  District Number 834 GO, 5.00%, Due 2/01/09             10,000          11,150
Washington County, Minnesota Housing and
  Redevelopment Authority Government
  Revenue:
  4.60%, Due 2/20/06 (e)                                 25,000          25,969
  5.55%, Due 8/20/28                                     25,000          25,844
Wayzata, Minnesota Independent School
  District Number 284 Revenue GO
  Refunding, 5.00%, Due 2/01/11                          25,000          27,125
Western, Minnesota Municipal Power Agency
  Minnesota Power Supply Revenue:
  5.50%, Due 1/01/12 (e)                                 45,000          49,500
  6.375%, Due 1/01/16                                     5,000           5,944
  9.75%, Due 1/01/16 (e)                                 75,000         115,031
Willmar, Minnesota GO - Rice Memorial
  Hospital Project, 5.00%, Due 2/01/19 (e)               40,000          42,750
Windom, Minnesota Independent School
  District Number 177 GO, 4.60%, Due 2/01/15             20,000          20,800
                                                                 --------------
                                                                      2,566,109
Puerto Rico 3.1%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue, 6.00%, Due 7/01/26
  (Pre-Refunded at $100 on 7/01/10)                      35,000          41,562
Commonwealth of Puerto Rico Highway and
  Transportation Authority Revenue,
  5.25%, Due 7/01/10 (e)                                  5,000           5,688
Puerto Rico Electric Power Authority
  Revenue Refunding:
  5.00%, Due 7/01/16 (e)                                 20,000          22,200
  5.25%, Due 7/01/22 (e)                                 25,000          26,625
                                                                 --------------
                                                                         96,075
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $2,617,250)                               2,662,184
-------------------------------------------------------------------------------
Short-Term Investments (a) 20.0%
Variable Rate Put Bonds
Minnesota
Burnsville, Minnesota Housing Revenue -
  Provence LLC Project, 1.61%, Due 1/01/45
  (Putable at $100 and Rate Reset Effective
  on 5/08/03) (e)                                       130,000         130,000
Canby, Minnesota Community Hospital
  District Number 1 Revenue - Sioux Valley
  Hospitals & Health Systems, 1.65%,
  Due 11/01/26 (Putable at $100 and Rate
  Reset Effective on 5/08/03)                           100,000         100,000
Edina, Minnesota MFMR Refunding - Vernon
  Terrace Project, 2.10%, Due 7/01/25 (Putable
  at $100 and Rate Reset Effective on 5/15/03)          240,000         240,000
Faribault, Minnesota IDR - Apogee Enterprises,
  Inc. Project, 1.62%, Due 7/01/21 (Putable at
  $100 and Rate Reset Effective on 5/08/03) (e)         165,000         165,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $635,000)                            635,000
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $3,252,250) 104.1%                                            3,297,184
Other Assets and Liabilities, Net (4.1%)                               (130,435)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $    3,166,749
===============================================================================

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                    Contracts       Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                   --  $           --
Options written during the period                             1           1,344
Options closed                                               --              --
Options expired                                              --              --
Options exercised                                            --              --
                                                 --------------  --------------
Options oustanding at end of period                           1  $        1,344
                                                 ==============  ==============

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                    Contracts
                                                  (1000 shares        Value
                                                  per contract)     (Note 2)
-------------------------------------------------------------------------------
United States Ten-Year Treasury
  Note Futures Options:
Calls: (Strike price is $117. Expiration date
  is 6/20/03. Premium received is $1,344)                     1  $         (125)

                      STRONG SHORT-TERM MUNICIPAL BOND FUND

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 65.8%
Alabama 0.6%
Choctaw County, Alabama Revenue,
  3.625%, Due 3/01/09                            $    3,330,000  $    3,442,387

Alaska 1.7%
Alaska Industrial Development & Export
  Authority Revenue Refunding:
  4.50%, Due 4/01/05                                  1,400,000       1,461,250
  5.00%, Due 4/01/06                                  1,465,000       1,574,875
Northern Tobacco Securitization
  Corporation Tobacco Settlement Revenue,
  4.75%, Due 6/01/15                                  7,435,000       7,304,888
                                                                 --------------
                                                                     10,341,013
Arizona 1.2%
Arizona Health Facilities Authority Hospital
  System Revenue - Phoenix Children's
  Hospital Project:
  4.65%, Due 2/15/07                                    650,000         511,062
  4.875%, Due 2/15/09                                   135,000         103,275
Pinal County, Arizona IDA Correctional
  Facilities Contract Revenue - Florence West
  Prison Project, 3.875%, Due 10/01/09                2,980,000       3,058,225
White Mountain Apache Tribe Fort Apache
  Indian Reservation Revenue - Fort Apache
  Timber Company Project,
  6.25%, Due 3/05/12 (f)                              3,700,526       3,848,547
                                                                 --------------
                                                                      7,521,109

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
                                                 --------------  --------------
Arkansas 0.5%
Crossett, Arkansas PCR - Georgia Pacific
  Corporation Project, 4.875%, Due 10/01/07      $    2,250,000  $    2,013,750
Northwest Arkansas Regional Airport
  Authority Airport Revenue Refunding,
  4.00% Due 2/01/07 (b)                               1,090,000       1,126,788
                                                                 --------------
                                                                      3,140,538
California 3.8%
ABAG Finance Authority for Nonprofit
  Corporations Revenue - San Diego Hospital
  Association Project, 6.00%, Due 8/15/05             2,670,000       2,870,250
California Department of Water Resources
  Power Supply Revenue, 5.50%, Due 5/01/07            3,270,000       3,614,658
California Housing Finance Agency Home
  Mortgage Revenue, 6.20%, Due 2/01/27                4,000,000       4,045,000
California Statewide Communities
  Development Authority Revenue - Henry
  Mayo Newhall Memorial Hospital Project,
  4.00%, Due 10/01/04                                   750,000         752,812
Los Angeles, California Regional Airports
  Improvement Corporation Lease Revenue
  Refunding - Laxfuel Corporation-LA
  International Project, 5.25%, Due 1/01/09           1,590,000       1,729,984
Pasadena, California Revenue,
  4.50%, Due 12/19/06                                 5,105,765       5,297,231
Santa Rosa, California Rancheria Tachi Yokut
  Tribe Enterprise Revenue:
  5.00%, Due 3/01/08                                    650,000         665,438
  6.625%, Due 3/01/06                                 1,000,000       1,023,750
Sierra View Local Health Care District
  Revenue Refunding, 5.00%, Due 7/01/06               1,015,000       1,097,469
Tobacco Securitization Authority of Southern
  California Tobacco Settlement Revenue,
  5.25%, Due 6/01/27                                    825,000         793,031
Truckee-Donner Public Utility District of
  California COP:
  4.50%, Due 1/01/08                                    750,000         798,750
  4.75%, Due 1/01/10                                  1,180,000       1,252,275
                                                                 --------------
                                                                     23,940,648
Colorado 1.4%
Colorado Educational and Cultural Facilities
  Authority Revenue Refunding - Colorado
  Public Radio Project, 3.10%, Due 7/01/04              210,000         212,625
Colorado Health Facilities Authority Hospital
  Revenue Refunding - Parkview Medical
  Center Project:
  5.50%, Due 9/01/05                                    630,000         676,462
  5.50%, Due 9/01/06                                    205,000         223,450
Denver, Colorado City and County Airport
  Revenue Refunding:
  5.50%, Due 11/15/06                                   950,000       1,055,688
  6.00%, Due 11/15/06                                 1,330,000       1,494,587
Garfield County, Colorado Hospital Revenue -
  Valley View Hospital Association Project (b):
  3.50%, Due 5/15/07                                    830,000         855,938
  4.00%, Due 5/15/08                                    820,000         856,900
  4.00%, Due 5/15/09                                    835,000         865,269
Highlands Ranch, Colorado Metropolitan
  District Number 3 GO, 5.00%, Due 12/01/06             580,000         629,300
Highlands Ranch, Colorado Metropolitan
  District Number 3 GO Refunding,
  5.00%, Due 12/01/06                                 1,595,000       1,730,575
                                                                 --------------
                                                                      8,600,794
Connecticut 1.0%
Mashantucket Western Pequot Tribe Special
  Revenue, 6.40%, 9/01/11 (Pre-Refunded at
  $101 on 9/01/07)                                    4,000,000       4,660,000
Mohegan Tribe Indians Gaming Authority
  Public Improvement Revenue,
  5.50%, Due 1/01/06                                  1,250,000       1,292,187
                                                                 --------------
                                                                      5,952,187

Florida 4.0%
Brevard County, Florida HFA Homeowner
  Mortgage Revenue Refunding,
  6.50%, Due 9/01/22                                    692,000         768,120
Brevard County, Florida Utility Revenue,
  5.25%, Due 3/01/08                                    690,000         776,250
Duval County, Florida HFA MFHR - Lindsay
  Terrace Apartments Project,
  5.00%, Due 1/01/12                                  1,455,000       1,536,844
Escambia County, Florida HFA SFMR
  Refunding - Multi County Project,
  6.95%, Due 4/01/24                                  4,065,000       4,496,906
Hillsborough County, Florida IDA PCR
  Refunding - Tampa Electric Company
  Project (Mandatory Put at $100 on 8/01/07):
  4.00%, Due 5/15/18                                  2,400,000       2,382,000
  4.25%, Due 11/01/20                                 2,250,000       2,244,375
Manatee County, Florida HFA SFMR
  Refunding, 6.50%, Due 11/01/23                        960,000       1,052,400
Miami Beach, Florida Health Facilities
  Authority Hospital Revenue - Mount Sinai
  Medical Center Project, 5.50%,
  Due 11/15/35 (Mandatory Put at $100
  on 5/15/05)                                         7,370,000       7,029,138
Miami Beach, Florida Redevelopment
  Agency Incremental Tax Revenue,
  9.125%, Due 12/01/04                                1,535,000       1,541,324
Port St. Lucie, Florida Special Assessment
  Revenue - Tesoro Special Assessment
  Project, 3.50%, Due 1/01/08                         1,015,000       1,051,296
West Orange, Florida Healthcare District
  Revenue, 5.10%, Due 2/01/05                         1,845,000       1,937,250
                                                                 --------------
                                                                     24,815,903
Georgia 0.3%
Gainesville, Georgia School District Lease
  Revenue, 4.20%, Due 3/01/13 (f)                     1,136,702       1,162,278
Putnam County, Georgia School District
  Lease Revenue, 4.20%, Due 3/01/13                     670,232         685,312
                                                                 --------------
                                                                      1,847,590
Illinois 4.3%
Alton, Illinois Hospital Facility Revenue
  Refunding - St. Anthony's Health Center
  Project, 5.50%, Due 9/01/06                         1,090,000       1,148,587
Chicago, Illinois O'Hare International
  Airport Revenue Refunding:
  4.80%, Due 1/01/05                                  1,255,000       1,304,209
  5.60%, Due 1/01/07                                  1,200,000       1,227,792
  5.70%, Due 1/01/08                                    500,000         511,630
Chicago, Illinois Transit Authority Capital
  Revenue, 4.25%, Due 6/01/08                         2,000,000       2,077,500
Chicago Ridge, Illinois Tax Increment -
  Chatham Ridge Redevelopment Project,
  3.70%, Due 12/15/04                                 1,300,000       1,309,750
Godley, Illinois Park District GO:
  3.65%, Due 12/01/04                                   340,000         351,900
  5.50%, Due 12/01/04                                   325,000         337,188

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Illinois DFA PCR Refunding:
  Central Illinois Public Service Project,
  5.00%, Due 6/01/28 (Mandatory Put at
  $100 on 12/01/06)                              $    3,000,000  $    3,206,250
  Commonwealth Edison Company Project,
  6.75%, Due 3/01/15                                  2,900,000       3,204,500
Illinois DFA Revenue - Community
  Rehabilitation Providers Facilities Project,
  4.90%, Due 7/01/07                                    165,000         163,556
Illinois EFA Revenue - Lewis University
  Project, 5.30%, Due 10/01/04                          600,000         614,712
Illinois Health Facilities Authority Revenue:
  Decatur Memorial Hospital Project,
  4.20%, Due 10/01/05                                   320,000         335,200
  Memorial Medical Center Systems Project,
  5.25%, Due 10/01/09                                   625,000         700,000
Illinois Health Facilities Authority Revenue
  Refunding:
  Elmhurst Memorial Healthcare Project,
  5.00%, Due 1/01/09                                  1,300,000       1,373,125
  Lutheran General Health Systems Project,
  7.00%, Due 4/01/08                                  1,000,000       1,156,250
Kane, Cook and Du Page Counties, Illinois
  School District Number 46 Elgin Lease
  Purchase, 6.07%, Due 6/21/05 (f)                    1,564,667       1,640,944
Naperville City, Du Page and Will Counties,
  Illinois EDR Refunding - Illinois Hospital
  and Health Systems Association Project,
  5.70%, Due 5/01/04                                  1,000,000       1,031,260
Oak Park, Illinois IDR - Prairie Court Project,
  5.50%, Due 12/01/11 (Mandatory Put at
  $100 on 12/01/06)                                   5,000,000       5,250,000
                                                                 --------------
                                                                     26,944,353
Indiana 2.2%
Hammond, Indiana Sewer and Solid Waste
  Disposal Revenue - American Maize Products
  Company Project, 8.00%, Due 12/01/24                2,500,000       2,737,500
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue - Federal Express
  Corporation Project, 7.10%, Due 1/15/17             6,000,000       6,367,500
Steuben Lakes Regional Waste District BAN
  Revenue, 4.65%, Due 9/06/05                         4,570,000       4,597,054
                                                                 --------------
                                                                     13,702,054
Iowa 0.6%
Des Moines, Iowa Hospital Revenue
  Refunding, 7.00%, Due 11/15/07                      2,595,000       3,000,469
Tobacco Settlement Authority of Iowa Tobacco
  Settlement Revenue, 5.50%, Due 6/01/11                535,000         499,556
                                                                 --------------
                                                                      3,500,025
Kentucky 0.8%
Kenton County, Kentucky Airport Board
  Special Facilities Revenue - Delta Air Lines,
  Inc. Project, 7.50%, Due 2/01/12                    3,000,000       2,430,000
Nelson County, Kentucky Industrial Building
  Revenue - Mabex Universal Corporation
  Project, 6.50%, Due 4/01/05                         2,175,000       2,316,375
                                                                 --------------
                                                                      4,746,375
Louisiana 2.5%
Calcasieu Parish, Louisiana IDB PCR
  Refunding - Gulf States Utilities Company
  Project, 6.75%, Due 10/01/12                        1,500,000       1,524,375
De Soto Parish, Louisiana Environmental
  Improvement Revenue - International Paper
  Company Project, 7.70%, Due 11/01/18                1,750,000       1,883,437
Orleans Parish, Louisiana School Board
  Compound Interest GO,
  Zero %, Due 2/01/08                                 6,890,000       5,563,675
Plaquemines, Louisiana Port Harbor and
  Terminal District Marine Terminal Facilities
  Revenue Refunding - Electro-Coal Transfer
  Corporation Project, 5.00%, Due 9/01/07:
  Series A                                              975,000         954,281
  Series D                                              860,000         841,725
South Louisiana Port Commission Terminal
  Revenue Refunding - GATX Terminals
  Corporation, 7.00%, Due 3/01/23                     4,380,000       4,549,944
                                                                 --------------
                                                                     15,317,437
Maryland 0.2%
Carroll County, Maryland Consolidated
  Public Improvement Refunding,
  5.00%, Due 11/01/06 (b)                             1,000,000       1,091,250

Massachusetts 2.8%
Massachusetts Development Finance Agency
  Resource Recovery Revenue - Ogden
  Haverhill Project, 5.35%, Due 12/01/15              1,210,000       1,123,788
Massachusetts Health and EFA Revenue -
  Eye and Ear Infirmary Project,
  5.25%, Due 7/01/09                                  1,500,000       1,608,750
Massachusetts Industrial Finance Agency
  PCR Refunding - Eastern Edison Company
  Project, 5.875%, Due 8/01/08                        4,500,000       4,630,905
Massachusetts Industrial Finance Agency
  Resource Recovery Revenue Refunding -
  Massachusetts Refusetech, Inc. Project,
  6.30%, Due 7/01/05                                  5,000,000       5,131,200
Massachusetts Industrial Finance Agency
  Water Treatment Revenue - Massachusetts-
  American Hingham Project,
  6.25%, Due 12/01/10                                 3,310,000       3,570,662
Municipal Tax-Exempt Trust Certificates,
  4.35%, Due 3/06/06                                  1,652,808       1,681,732
                                                                 --------------
                                                                     17,747,037
Michigan 2.9%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical
  Center Project:
  6.00%, Due 7/01/04                                  1,005,000       1,042,688
  6.00%, Due 7/01/05                                    510,000         542,512
Michigan Strategic Fund Exempt Facilities
  Revenue - Waste Management, Inc. Project,
  4.20%, Due 8/01/27 (Mandatory Put at
  $100 on 8/01/04)                                    4,500,000       4,573,125
Michigan Strategic Fund Limited Obligation
  Revenue - Ford Motor Company Project,
  7.10%, Due 2/01/06                                  4,015,000       4,286,013
Pontiac, Michigan Tax Increment Finance
  Authority Revenue Refunding,
  4.00%, Due 6/01/05                                    215,000         223,331
Suburban Mobility Authority Regional
  Transportation Installment Purchase
  Agreement Revenue, 5.23%, Due 8/15/10               7,229,096       7,409,824
                                                                 --------------
                                                                     18,077,493
Minnesota 1.8%
Minnesota Agricultural and Economic
  Development Board Revenue - Evangelical
  Lutheran Project, 5.00%, Due 2/01/07                   80,000          85,400
Minnesota COP, 3.50%, Due 6/30/07                     2,747,104       2,805,480

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Minnesota GO - Duluth Airport Lease
  Revenue Project, 6.25%, Due 8/01/14            $      500,000  $      542,500
Minnesota Higher EFA Revenue - Hamline
  University Project, 5.65%, Due 10/01/07               125,000         135,312
St. Paul, Minnesota Housing and
  Redevelopment Authority Hospital Revenue -
  HealthEast Project, 6.625%, Due 11/01/17            5,300,000       4,730,250
St. Paul, Minnesota Housing and
  Redevelopment Authority Parking
  Revenue - Allina Health System Gold Ramp
  Project, 4.95%, Due 3/01/06 (f)                     2,985,000       3,149,175
                                                                 --------------
                                                                     11,448,117
Mississippi 1.5%
Alcorn County, Corinth, Mississippi Hospital
  Revenue Refunding - Magnolia Regional
  Health Center Project, 5.75%, Due 10/01/13          1,000,000       1,095,000
Biloxi, Mississippi Housing Authority MFHR -
  Bayview Place Estates Project,
  4.50%, Due 9/01/05 (c)                              8,000,000       8,099,680
                                                                 --------------
                                                                      9,194,680
Missouri 1.6%
Boone County, Missouri Hospital Revenue
  Refunding, 5.00%, Due 8/01/09                       4,105,000       4,346,169
Chesterfield, Missouri Tax Increment Revenue
  Refunding and Improvement - Chesterfield
  Valley Project, 4.50%, Due 4/15/16                  3,845,000       3,969,963
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial
  Revenue Refunding - University Plaza
  Project, 6.30%, Due 10/01/06                        1,460,000       1,525,700
                                                                 --------------
                                                                      9,841,832
Montana 0.6%
Billings, Montana Tax Incremental Urban
  Renewal Refunding:
  2.96%, Due 3/01/06                                  1,260,000       1,266,300
  3.38%, Due 3/01/07                                  1,300,000       1,306,500
  3.80%, Due 3/01/08                                    995,000       1,003,706
                                                                 --------------
                                                                      3,576,506
Nevada 0.8%
Clark County, Nevada Special Improvement
  District Number 108 - Summerlin Project,
  6.20%, Due 2/01/08                                    830,000         859,316
Las Vegas, Nevada Paiute Tribe Revenue,
  5.30%, Due 11/01/07                                 1,400,000       1,429,750
Washoe County, Nevada Water Facility
  Revenue - Sierra Pacific Power Project,
  6.65%, Due 6/01/17                                  2,500,000       2,555,250
                                                                 --------------
                                                                      4,844,316
New Jersey 1.0%
New Jersey EDA EDR - American Airlines
  Project, 7.10%, Due 11/01/31                          500,000         165,000
New Jersey EFA Revenue - Stevens Institute of
  Technology Project, 4.50%, Due 7/01/08              1,020,000       1,081,200
New Jersey Health Care Facilities Financing
  Authority Revenue:
  Jersey City Medical Center Project,
  4.80%, Due 8/01/21                                  1,500,000       1,569,375
  Raritan Bay Medical Center Project,
  7.25%, Due 7/01/14                                  1,250,000       1,298,437
Pequannock, New Jersey River Basin Regional
  Sewer Authority GO Revenue Refunding,
  5.00%, Due 12/01/06                                 1,920,000       2,052,864
Tobacco Settlement Financing Corporation of
  New Jersey Revenue, 5.50%, Due 6/01/12                425,000         391,531
                                                                 --------------
                                                                      6,558,407
New Mexico 1.2%
Chaves County, New Mexico Gross Receipts
  Tax Revenue, 5.00%, Due 7/01/21                     2,125,000       2,194,063
New Mexico Educational Assistance
  Foundation Student Revenue Refunding,
  7.05%, Due 3/01/10                                    460,000         500,250
Pueblo of Sandia, New Mexico Improvement
  Facilities Revenue, 6.50%, Due 8/01/06              4,850,000       4,983,375
                                                                 --------------
                                                                      7,677,688
New York 3.0%
Nassau County, New York Industrial
  Development Agency Civic Facility
  Revenue - North Shore Health System
  Project, 4.50%, Due 11/01/04                        1,545,000       1,554,656
New York Mortgage Agency Homeowner
  Mortgage Revenue, 2.95%, Due 10/01/17               1,250,000       1,271,875
New York, New York GO:
  5.00%, Due 8/01/06, Series B                        2,780,000       2,991,975
  5.00%, Due 8/01/06, Series G                        1,000,000       1,076,250
  8.25%, Due 6/01/06                                    700,000         817,250
New York, New York Industrial Development
  Agency Civic Facility Revenue - Special
  Needs Facilities Pooled Project:
  5.60%, Due 7/01/05                                  1,540,000       1,553,475
  6.50%, Due 7/01/06                                  2,255,000       2,280,369
New York, New York Industrial Development
  Agency Special Facility Revenue - British
  Airways Project, 7.625%, Due 12/01/32               1,900,000       1,377,500
Port Authority of New York and New Jersey
  Revenue, 5.75%, Due 7/01/09                         3,650,000       4,028,687
Port Authority of New York and New Jersey
  Special Obligation Revenue - Continental/
  Eastern/Laguardia Project,
  9.00%, Due 12/01/06                                 1,615,000       1,619,312
                                                                 --------------
                                                                     18,571,349
North Carolina 1.2%
North Carolina Eastern Municipal Power
  Agency Power Systems Revenue,
  6.00%, Due 1/01/09                                  2,000,000       2,225,000
North Carolina Eastern Municipal Power
  Agency Power Systems Revenue Refunding:
  6.00%, Due 1/01/06                                    790,000         866,038
  6.00%, Due 1/01/13                                  4,435,000       4,540,331
North Carolina Municipal Power Agency
  Number 1 Revenue - Catawba Electric
  Company Project, 7.25%, Due 1/01/07                   115,000         131,819
                                                                 --------------
                                                                      7,763,188
Ohio 1.7%
Beavercreek, Ohio City School District TAN,
  4.00%, Due 12/01/05                                 2,070,000       2,160,562
Belmont County, Ohio Health System
  Revenue Refunding and Improvement - East
  Ohio Regional Hospital Project,
  5.00%, Due 1/01/05 (e)                              1,105,000       1,156,106
Cleveland, Ohio Energy Conservation
  Improvement GO, 6.53%, Due 9/15/04                    865,000         923,388
Lorain County, Ohio Hospital Refunding and
  Improvement Revenue - Catholic
  Healthcare Partners Project,
  5.25%, Due 10/01/09                                 5,800,000       6,329,250
                                                                 --------------
                                                                     10,569,306

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Oklahoma 0.1%
Oklahoma DFA Revenue - Comanche County
  Hospital Project, 5.35%, Due 7/01/08           $      550,000  $      572,000

Pennsylvania 3.5%
Butler County, Pennsylvania IDA Health
  Center Revenue Refunding - Sherwood
  Oaks Project, 5.75%, Due 6/01/11                    1,500,000       1,531,680
Carbon County, Pennsylvania IDA Resource
  Recovery Revenue Refunding - Panther
  Creek Partners Project, 6.65%, Due 5/01/10          6,000,000       6,232,500
Lehigh County, Pennsylvania General
  Purpose Authority Revenue - Kidspeace
  Obligation Group Project,
  5.70%, Due 11/01/09                                   150,000         149,625
Pennsylvania EDFA Revenue:
  30th Street Station Garage Project,
  5.00%, Due 6/01/10                                  2,000,000       2,110,000
  Northwestern Human Services Project,
  4.875%, Due 6/01/08                                 3,295,000       3,525,650
Pennsylvania Higher EFA Health Services
  Revenue - University of Pennsylvania
  Project:
  5.60%, Due 1/01/10                                  4,750,000       5,011,250
  6.00%, Due 1/01/06                                  1,000,000       1,091,250
Philadelphia, Pennsylvania Hospitals -
  Jeanes Health System Project,
  6.60%, Due 7/01/10                                  2,140,000       2,257,700
                                                                 --------------
                                                                     21,909,655
Puerto Rico 2.3%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue, 5.75%, Due 7/01/20
  (Pre-Refunded at $100 on 7/01/10)                     590,000         664,487
Commonwealth of Puerto Rico GO,
  5.00%, Due 7/01/18 (Mandatory Put at
  $100 on 7/01/08) (b)                               11,000,000      11,935,000
Puerto Rico Industrial Tourist Educational
  Medical and Environmental Control
  Facilities Revenue Refunding - Ana G.
  Mendez University System Project:
  4.00%, Due 12/01/04                                   325,000         333,125
  4.50%, Due 12/01/05                                   340,000         357,000
  4.50%, Due 12/01/06                                   355,000         378,075
  5.00%, Due 2/01/08                                    925,000         997,844
                                                                 --------------
                                                                     14,665,531
South Carolina 0.7%
South Carolina Ports Authority Ports
  Revenue:
  7.60%, Due 7/01/05                                  1,475,000       1,664,906
  7.70%, Due 7/01/06                                  1,205,000       1,423,406
  7.80%, Due 7/01/09                                  1,255,000       1,506,000
                                                                 --------------
                                                                      4,594,312
South Dakota 0.3%
South Dakota EDFA EDR - Angus Project:
  4.25%, Due 4/01/08                                    225,000         234,563
  4.50%, Due 4/01/09                                    260,000         271,700
South Dakota EDFA EDR Refunding -
  Pooled Loan Program-Technical
  Ordinance Project, 5.75%, Due 4/01/07                 760,000         780,110
South Dakota Health and EFA Revenue -
  Sioux Valley Hospital and Health System
  Project, 5.00%, Due 11/01/05                          345,000         369,150
                                                                 --------------
                                                                      1,655,523
Tennessee 2.2%
Citizens Gas Utility District Gas Revenue
  Refunding, 5.15%, Due 1/01/09                         800,000         837,144
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital First
  Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                             7,875,000       7,902,090
Knox County, Tennessee Health,
  Educational and Housing Facilities
  Revenue - University Health System, Inc.
  Project, 4.875%, Due 4/01/05                        1,520,000       1,599,800
Knox County, Tennessee Health,
  Educational and Housing Facilities
  Revenue Refunding - Catholic Healthcare
  Project, 4.50%, Due 10/01/06                        1,645,000       1,758,094
Tennessee Housing Development Agency -
  Homeownership Program Project,
  Zero %, Due 7/01/05                                 1,585,000       1,493,862
                                                                 --------------
                                                                     13,590,990
Texas 4.7%
Anson, Texas Education Facilities
  Corporation Student Housing Revenue -
  University of Texas - Waterview Park
  Project, 4.00%, Due 1/01/08 (e)                       940,000         971,725
Austin, Texas Utility System Revenue
  Refunding, 5.375%, Due 11/15/05                     1,500,000       1,562,655
Dallas-Fort Worth, Texas International
  Airport Facility Improvement Revenue -
  Delta Air Lines, Inc. Project,
  7.125%, Due 11/01/26                                1,100,000         583,000
Falcons Lair, Texas Utility and Reclamation
  District COP, 7.10%, Due 10/15/06
  (Defaulted effective 4/15/03) (f)                   5,855,000       3,395,900
Harris County, Texas Health Facilities
  Development Corporation Revenue:
  Christus Health Project,
  5.25%, Due 7/01/07                                  4,645,000       5,138,531
  St. Lukes Episcopal Hospital Project,
  5.25%, Due 2/15/07                                  1,000,000       1,085,000
Harris County, Texas HFC MFHR -
  Bryant Development Project,
  3.56%, Due 9/01/05 (f)                                284,629         287,831
Lewisville, Texas Combination Contract
  Special Assessment Revenue - Castle Hills
  Number 3 Project, 4.125%, Due 5/01/31
  (Mandatory Put at $100 on 11/01/06)                 2,550,000       2,709,375
Munimae Trust Certificates,
  4.40%, Due 8/24/09
  (Mandatory Put at $100 on 12/17/06) (e)             5,165,000       5,345,775
North Central Texas Health Facility
  Development Corporation Revenue -
  Baylor Health Care System Project:
  5.50%, Due 5/15/05                                  1,425,000       1,531,875
  5.50%, Due 5/15/06                                  2,000,000       2,195,000
North Forest, Texas Independent School
  District Refunding, 6.25%, 8/15/16                  1,000,000       1,068,750
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project,
  6.375%, Due 10/01/11                                2,735,000       2,823,888
Weslaco, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Knapp Medical Center Project,
  5.00%, Due 6/01/07                                    840,000         874,650
                                                                 --------------
                                                                     29,573,955

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Virgin Islands 1.2%
Virgin Islands Public Finance Authority
  Revenue:
  5.50%, Due 10/01/06                            $    3,185,000  $    3,531,369
  6.00%, Due 10/01/05                                 1,695,000       1,805,175
  6.00%, Due 10/01/06                                 1,000,000       1,085,000
  6.00%, Due 10/01/07                                 1,250,000       1,360,937
                                                                 --------------
                                                                      7,782,481
Virginia 0.3%
Bedford County, Virginia IDA Revenue
  Refunding - Georgia-Pacific Corporation
  Project, 4.60%, Due 8/01/04                         1,660,000       1,614,350
Fauquier County, Virginia IDA Hospital
  Revenue, 5.00%, Due 10/01/07 (e)                      345,000         380,794
                                                                 --------------
                                                                      1,995,144
Washington 0.6%
Port Vancouver, Washington GO,
  6.00%, Due 12/01/04                                   100,000         106,250
Snohomish County, Washington Public
  Hospital District Number 3 GO,
  6.00%, Due 6/01/10                                    205,000         219,094
Spokane, Washington Sewer Revenue
  Refunding, 5.30%, Due 5/01/09                       2,500,000       2,525,000
Walla Walla, Washington Housing Authority
  Revenue - Wilbur Manor Project,
  6.25%, Due 12/01/11                                 1,110,000       1,114,163
                                                                 --------------
                                                                      3,964,507
West Virginia 0.6%
Ohio County, West Virginia Building
  Commission Revenue - Ohio Valley Medical
  Center Project, 7.00%, Due 10/01/10                   450,000         527,625
Weirton, West Virginia Municipal Hospital
  Building Commission Revenue - Weirton
  Medical Center Project, 4.50%,
  Due 12/01/05                                        1,535,000       1,602,156
West Virginia Public Energy Authority
  Energy Revenue - Morgantown Associates
  Project, 5.05%, Due 7/01/08                         1,640,000       1,707,650
                                                                 --------------
                                                                      3,837,431
Wisconsin 4.1%
Badger Tobacco Asset Securitization
  Corporation Revenue:
  5.50%, Due 6/01/10                                  1,980,000       1,881,000
  5.75%, Due 6/01/11                                  1,500,000       1,438,125
Forest County, Wisconsin Potowatomie
  Community General Credit Refunding -
  Health Center Project, 6.00%, Due 12/01/09          5,165,000       5,261,844
Oshkosh, Wisconsin IDR - Don Evans, Inc.
  Project:
  4.85%, Due 12/01/07                                   570,000         594,938
  5.05%, Due 12/01/08                                   605,000         629,200
  5.20%, Due 12/01/09                                   650,000         673,562
Pleasant Prairie, Wisconsin Water and Sewer
  System Revenue BAN, 4.00%, Due 10/01/07             3,935,000       4,102,237
Rusk County, Wisconsin BAN Revenue,
  4.25%, Due 4/01/05                                  1,030,000       1,038,446
Stevens Point, Wisconsin Community
  Development Authority Housing
  Mortgage Revenue, 6.50%, Due 9/01/09                   25,000          29,094
University of Wisconsin Hospitals and Clinics
  Authority Revenue, 5.25%, Due 4/01/06               1,385,000       1,476,756
Wisconsin Health and EFA Revenue:
  Divine Savior Healthcare Project,
  4.45%, Due 5/01/07                                    175,000         183,531
  Marquette University Project,
  4.00%, Due 10/01/08                                   420,000         447,300
  Marshfield Clinic Project:
  4.50%, Due 2/15/06                                    200,000         207,250
  5.25%, Due 2/15/05                                    300,000         313,125
  5.75%, Due 2/15/07                                    350,000         374,500
  National Regency of New Berlin, Inc.
  Project:
  7.75%, Due 8/15/15                                  3,370,000       3,487,950
  8.00%, Due 8/15/25                                  1,000,000       1,043,750
Wisconsin Refunding GO, 4.85%, Due 5/01/06            2,250,000       2,277,675
                                                                 --------------
                                                                     25,460,283
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $407,105,337)                        $  410,375,394
-------------------------------------------------------------------------------
Variable Rate Put Bonds 15.6%
Arizona 0.7%
Maricopa County, Arizona IDA IDR -
  Citizens Utilities Company Project,
  4.75%, Due 8/01/20 (Putable at $100
  and Rate Reset Effective on 8/01/07)                1,000,000         963,750
Scottsdale, Arizona IDA First Mortgage
  Revenue Refunding - Westminster Village,
  Inc. Project, 5.25%, Due 6/01/16 (Putable
  at $100 and Rate Reset Effective 6/01/04)           3,300,000       3,290,034
                                                                 --------------
                                                                      4,253,784
California 0.4%
ABAG Finance Authority for Nonprofit
  Corporations Revenue MFHR Refunding -
  United Dominion Project, 6.25%,
  Due 8/15/30 (Mandatory Put at $100
  on 8/15/08)                                         2,000,000       2,187,500
Pasadena, California Revenue,
  5.27%, Due 12/19/06                                   456,325         485,986
                                                                 --------------
                                                                      2,673,486
District of Columbia 0.9%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.80%, Due
  8/15/31 (Mandatory Put at $100 on 2/15/06)          5,000,000       5,375,000

Florida 0.4%
Highlands County, Florida Health Facilities
  Authority Revenue - Adventist Health/
  Sunbelt Hospital Project, 3.35%,
  Due 11/15/32 (Mandatory Put at $100
  on 9/01/05)                                         2,250,000       2,309,062

Georgia 0.8%
Marietta, Georgia Authority MFHR Refunding
  (Mandatory Put at $100 on 7/01/04):
  Wood Glen Project, 4.75%, Due 7/01/24                  10,000          10,075
  Wood Knoll Project, 4.75%, Due 7/01/24              4,935,000       4,990,519
                                                                 --------------
                                                                      5,000,594
Illinois 0.1%
Illinois DFA IDR - Citizens Utilities Company
  Project, 4.80%, Due 8/01/25 (Putable at
  $100 and Rate Reset Effective 8/01/07)                340,000         328,525

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Indiana 1.1%
Indiana DFA PCR Refunding - Southern Gas
  and Electric Project (Mandatory Put
  at $100 on 3/01/06):
  4.75%, Due 3/01/25                             $    4,000,000  $    4,055,000
  5.00%, Due 3/01/30                                  2,800,000       2,866,500
                                                                 --------------
                                                                      6,921,500
Kansas 1.0%
Burlington, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power & Light Project
  (Mandatory Put at $100 on 10/01/07):
  4.75%, Due 9/01/15                                  5,000,000       5,206,250
  4.75%, Due 10/01/17                                 1,000,000       1,041,250
                                                                 --------------
                                                                      6,247,500
Louisiana 0.6%
St. Charles Parish, Louisiana PCR Refunding,
  4.85%, Due 6/01/30 (Mandatory Put at
  $100 on 6/01/05)                                    4,000,000       4,050,000

Massachusetts 0.8%
Massachusetts Health and EFA Revenue -
  Hillcrest Extended Care Project, 4.50%,
  Due 10/01/26 (Mandatory Put at $100
  on 4/01/06)                                         4,920,000       5,178,300

Michigan 0.1%
Michigan Hospital Finance Authority
  Revenue - Ascension Health Credit
  Project, 5.30%, Due 11/15/33 (Mandatory
  Put at $100 on 11/15/06)                              420,000         466,725

Mississippi 0.4%
Moss Point, Mississippi Redevelopment
  Authority Urban Development Revenue -
  Jackson County Motel Project,
  5.50%, Due 8/01/05 (e)                              2,190,000       2,203,074

Nevada 0.5%
Washoe County, Nevada Water Facility
  Revenue Refunding - Sierra Pacific Power
  Company Project, 7.50%, Due 3/01/36
  (Mandatory Put at $100 on 5/03/04) (b)              3,100,000       3,100,000

New Hampshire 0.6%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project, 4.55%, Due 7/01/27
  (Mandatory Put at $100 on 2/01/04)                  2,000,000       2,035,080
New Hampshire Health and Educational
  Authority Hospital Revenue, 5.25%,
  Due 10/01/21 (Mandatory Put at $100
  on 10/01/04)                                        1,935,000       2,009,981
                                                                 --------------
                                                                      4,045,061
New York 0.1%
Hempstead Town, New York Industrial
  Development Agency Resources Recovery
  Revenue Refunding - American Ref-Fuel
  Company Project, 5.00%, Due 12/01/10
  (Mandatory Put at $100 on 6/01/10)                    350,000         366,188

Ohio 0.3%
Ohio Air Quality Development Authority
  PCR - Ohio Edison Project, 5.80%,
  Due 6/01/16 (Mandatory Put at $100
  on 12/01/04)                                        1,525,000       1,576,469

Oklahoma 0.1%
Tulsa, Oklahoma Municipal Airport Trust
  Revenue Refunding - AMR Corporation
  Project, 5.375%, Due 12/01/35 (Mandatory
  Put at $100 on 12/01/06)                            1,300,000         710,125

Pennsylvania 1.4%
Beaver County, Pennsylvania IDA PCR
  Refunding - Ohio Edison Company Project,
  4.65%, Due 6/01/33 (Mandatory Put at
  $100 on 6/01/04)                                    6,760,000       6,801,709
Montgomery County, Pennsylvania IDA
  PCR Refunding - Peco Energy Company,
  5.20%, Due 10/01/30 (Mandatory Put at
  $100 on 10/01/04)                                   2,000,000       2,090,000
                                                                 --------------
                                                                      8,891,709
Texas 3.6%
Brazoria County, Texas Brazos River
  Harbor Navigation District Revenue -
  Dow Chemical Company Project,
  4.20%, Due 5/15/33 (Mandatory Put
  at $100 on 5/15/05)                                 2,500,000       2,556,250
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric
  Company Project, 5.05%, Due 6/01/30
  (Mandatory Put at $100 on 6/19/06)                  4,875,000       4,875,000
Lancaster, Texas HFC MFHR - Intervest-
  Lancaster Project (f):
  3.06%, Due 6/15/04                                  2,767,447       2,777,825
  3.379%, Due 6/15/04                                   353,579         354,905
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company Project,
  4.55%, Due 11/01/29 (Mandatory Put at
  $100 on 11/01/06)                                   7,430,000       7,457,863
Trinity River Authority PCR Revenue -
  TXU Electric Company Project, 5.00%,
  Due 5/01/27 (Mandatory Put at $100
  on 11/01/06)                                        4,750,000       4,726,250
                                                                 --------------
                                                                     22,748,093
Virginia 0.3%
Henrico County, Virginia EDA Revenue -
  Bon Secours Health System Project,
  5.75%, Due 11/15/30 (Mandatory Put
  at $100 on 11/15/04)                                2,000,000       2,112,500

Washington 1.4%
Chelan County, Washington Public Utility
  District Number 1 Consolidated Revenue -
  Chelan Hydro Project, 5.70%, Due 7/01/68
  (Mandatory Put at $100 on 7/01/08)                  1,865,000       2,007,206
Clark County, Washington Industrial
  Revenue Bond Public Corporation Solid
  Waste Disposal Project Revenue - Camas
  Power Boiler Limited Partnership Project,
  3.375%, Due 8/01/07                                 6,375,000       6,414,844
                                                                 --------------
                                                                      8,422,050
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds
 (Cost $95,372,700)                                                  96,979,745
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Shares or
                                                   Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Short-Term Investments (a) 20.8%
Municipal Bonds 3.0%
Arizona 0.0%
Maricopa County, Arizona IDA MFHR -
  Mercy Bond Properties Arizona I-A,
  5.20%, Due 1/01/04                             $      190,000  $      193,471

Colorado 0.1%
Colorado Educational and Cultural Facilities
  Authority Revenue Refunding - Colorado
  Public Radio Project, 2.40%, Due 7/01/03              205,000         205,205
Colorado Health Facilities Authority
  Hospital Revenue - Parkview Medical
  Center Project, 4.90%, Due 9/01/03                    215,000         216,997
                                                                 --------------
                                                                        422,202
Connecticut 0.2%
Bristol, Connecticut Resources Recovery
  Facility Operating Committee Solid Waste
  Revenue Refunding - Ogden Martin System
  Bristol Project, 6.125%, Due 7/01/03                1,250,000       1,251,138

Kansas 0.5%
Kansas Independent College Finance
  Authority Educational Facilities Revenue -
  Benedictine College Project,
  6.00%, Due 11/01/03                                 3,000,000       3,050,100

Massachusetts 0.2%
Massachusetts Industrial Finance Agency
  Resources Recovery Revenue Refunding -
  Ogden Haverhill Project,
  4.70%, Due 12/01/03                                 1,000,000       1,001,250

Michigan 0.2%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical
  Center Project, 5.75%, Due 7/01/03                    830,000         833,851
Flint, Michigan Hospital Building Authority
  Revenue Rental - Hurley Medical Center
  Project, 5.00%, Due 7/01/03                           365,000         366,274
                                                                 --------------
                                                                      1,200,125
Nevada 0.1%
Reno-Sparks, Nevada Convention and
  Visitors Authority Limited Obligation
  Refunding, 6.40%, Due 11/01/03                        790,000         790,103

New York 0.5%
New Rochelle, New York Municipal Housing
  Authority Mortgage Revenue,
  4.70%, Due 12/01/03                                   340,000         344,236
New York Environmental Facilities
  Corporation Water Revolving Fund PCR -
  Pilgrim State Sewage Treatment Project,
  5.625%, Due 3/15/04                                   200,000         206,206
Spencer Van Etten Central School District
  RAN, 2.75%, Due 7/03/03                             2,750,000       2,752,770
                                                                 --------------
                                                                      3,303,212
Ohio 0.4%
Cleveland, Ohio Energy Conservation
  Improvement GO:
  6.53%, Due 9/15/03                                    815,000         829,898
  6.53%, Due 3/15/04                                    840,000         876,666
Montgomery County, Ohio Health Care
  Facilities Revenue Refunding EXTRAS -
  Friendship Village of Dayton Project,
  7.50%, Due 2/01/22 (Putable at $100
  on 2/01/04)                                         1,050,000       1,040,666
                                                                 --------------
                                                                      2,747,230
Oregon 0.5%
Portland, Oregon Housing Authority MFHR
  Refunding - University Park Apartments
  Project, 5.05%, Due 10/01/11 (Mandatory
  Put at $100 on 10/01/03)                            3,345,000       3,370,924

Puerto Rico 0.1%
Commonwealth of Puerto Rico Tax-Exempt
  Lease Certificates, 5.10%, Due 4/01/04 (f)            567,557         586,014

Pennsylvania 0.1%
Philadelphia, Pennsylvania Municipal
  Authority Revenue Refunding,
  6.00%, Due 7/15/03                                    385,000         388,253

Texas 0.0%
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project,
  5.875%, Due 10/01/03                                  265,000         267,356

Wisconsin 0.1%
Wisconsin Health and EFA Revenue -
  Marshfield Clinic Project,
  4.00%, Due 2/15/04                                    300,000         303,528
                                                                 --------------
Total Municipal Bonds                                                18,874,906

Variable Rate Put Bonds 15.1%
Arizona 0.4%
Scottsdale, Arizona IDA First Mortgage
  Revenue Refunding - Westminster Village,
  Inc. Project, 6.00%, Due 6/01/17 (Putable
  at $100 and Rate Reset Effective 12/01/03)          2,700,000       2,709,774

California 0.8%
California RAN, 1.469%, Due 6/27/2003
  (Putable at $100 and Rate Reset Effective
  on 5/15/03)                                         5,000,000       4,994,067

District of Columbia 0.1%
District of Columbia Revenue - Medstar
  University Hospital Project, 6.40%,
  Due 8/15/31 (Mandatory Put at $100
  on 2/15/04)                                           500,000         511,540

Illinois 5.6%
Illinois DFA PCR Refunding - Illinois Power
  Company Project:
  3.25%, Due 11/01/28 (Putable at $100 and
  Rate Reset Effective on 5/13/03)                    7,870,000       7,870,000
  3.35%, Due 4/01/32 (Putable at $100 and
  Rate Reset Effective on 6/02/03)                   23,675,000      23,674,486
Peoria County, Illinois Congregate Care
  Revenue - St. Francis Woods Project, 5.35%,
  Due 4/01/28 (Mandatory put at $100 on
  8/01/03) (Defaulted Effective 11/01/01) (f)         3,745,000       3,407,950
                                                                 --------------
                                                                     34,952,436

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
--------------------------------------------------------------------------------
Iowa 0.9%
Chillicothe, Iowa PCR Refunding - IES
  Utilities, Inc. Project, 4.25%, Due 11/01/23
  (Mandatory Put at $100 on 11/01/03)            $    5,395,000  $    5,444,958

Louisiana 0.3%
St. Charles Parish, Louisiana PCR Refunding -
  Entergy Louisiana, Inc. Project, 5.35%,
  Due 10/01/29 (Mandatory Put at $100
  on 10/01/03)                                          700,000         700,735
West Baton Rouge, Louisiana Industrial
  District Number 3 Revenue - The Dow
  Chemical Company Project, 1.90%,
  Due 11/01/25 (Putable at $100 and Rate
  Reset Effective 5/02/03)                            1,250,000       1,250,000
                                                                 --------------
                                                                      1,950,735
Missouri 1.9%
Jackson County, Missouri IDA MFHR -
  Pine Valley Apartments Project, 5.20%,
  Due 3/01/28 (Mandatory Put at $100
  on 6/01/03) (f)                                     3,655,000       3,472,250
Missouri Environmental Improvement &
  Energy Resources Authority Environmental
  Improvement Revenue Refunding - Union
  Electric Company Project:
  2.30%, Due 9/01/33 (Putable at $100 and
  Rate Reset Effective 5/15/03)                       7,000,000       7,000,000
  2.40%, Due 3/01/35 (Putable at $100 and
  Rate Reset Effective on 5/09/03)                    1,175,000       1,175,000
                                                                 --------------
                                                                     11,647,250
Montana 0.5%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project, 4.60%,
  Due 5/01/33 (Putable at $100 on 5/01/03)            2,900,000       2,900,000

Ohio 0.8%
Ohio Air Quality Development Authority PCR
  Refunding - Toledo Edison Company
  Project, 4.00%, Due 9/01/33 (Mandatory
  Put at $100 on 9/01/03)                             1,000,000       1,004,350
Ohio Water Development Authority Facilities
  PCR Refunding - Ohio Edison Company
  Project, 4.30%, Due 6/01/33 (Mandatory
  Put at $100 on 6/01/03)                             2,000,000       2,002,380
Perry County, Ohio Nursing Facilities
  Revenue Refunding - New Lexington
  Health Care Project, 6.50%, Due 9/01/10
  (Mandatory Put at $100 on 9/01/03)                  2,030,000       2,056,431
                                                                 --------------
                                                                      5,063,161
Oregon 0.5%
Port Morrow, Oregon PCR Refunding -
  Portland General Electric Company
  Project, 4.60%, Due 5/01/33 (Mandatory
  Put at $100 on 5/01/03)                             3,000,000       3,000,000

South Carolina 0.4%
South Carolina Jobs-EDA EDR Refunding
  EXTRAS - Westminster Presbyterian
  Center, Inc. Project, 5.20%, Due 11/15/28
  (Putable at $100 and Rate Reset
  Effective 11/15/03)                                 2,455,000       2,472,504

Tennessee 0.2%
Nashville and Davidson County, Tennessee
  Metropolitan Government IDB Revenue -
  Easter Seal Project, 2.50%, Due 8/01/19
  (Putable at $100 on 7/31/03)                        1,200,000       1,200,000

Texas 2.7%
Bexar County, Texas HFC MFHR - Park
  Ridge Apartments Project, 5.50%,
  Due 5/01/35 (Mandatory Put at $100
  on 5/01/03)                                         4,775,000       4,775,000
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project,
  4.95%, Due 10/01/30 (Mandatory Put at
  $100 and Rate Reset Effective 4/01/04)              5,250,000       5,262,180
Northwest Trails Apartment Trust Pass-Thru
  Certificates, 1.36%, Due 4/01/13
  (Mandatory Put at $100 on 4/30/03)                  7,200,000       7,200,000
                                                                 --------------
                                                                     17,237,180
                                                                 --------------
Total Variable Rate Put Bonds                                        94,083,605
Municipal Money Market Funds 2.7%
Multiple States
Strong Tax-Free Money Fund (d)                       16,940,000  $   16,940,000
-------------------------------------------------------------------------------
Total Short-Term Investments
  (Cost $129,800,605)                                               129,898,511
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $632,278,642) 102.2%                                        637,253,650
Other Assets and Liabilities, Net (2.2%)                            (13,672,971)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $  623,580,679
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
315 Five-Year U.S. Treasury Notes       6/03     $  (35,831,250) $     (197,812)

                         STRONG WISCONSIN TAX-FREE FUND

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Municipal Bonds 92.5%
Georgia 0.1%
Augusta, Georgia New Public Housing
  Authority Revenue, 3.75%, Due 4/01/07          $       75,000  $       79,125

Guam 0.3%
Guam Government GO, 5.20%, Due 11/15/08                  10,000          10,100
Guam Government Infrastructure
  Improvement GO, 5.50%, 11/01/08                        20,000          22,975
Guam Power Authority Revenue:
  5.25%, Due 10/01/13                                   160,000         163,400
  Series A, 5.25%, Due 10/01/13                           5,000           5,487
                                                                 --------------
                                                                        201,962
Indiana 0.1%
Indianapolis, Indiana New Public Housing
  Authority, 5.125%, Due 7/01/08                         70,000          76,563

Missouri 0.1%
Kansas City, Missouri New Public Housing
  Authority, 5.00%, Due 6/01/08                         100,000         108,250

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Northern Mariana Islands 1.6%
Commonwealth of Northern Mariana
  Islands (e):
  5.00%, Due 6/01/05                             $    1,040,000  $    1,103,700
  5.50%, Due 6/01/07                                    150,000         166,125
                                                                 --------------
                                                                      1,269,825
Ohio 0.1%
Akron, Ohio New Public Housing
  Authority, 5.00%, Due 5/01/09                          50,000          53,375

Puerto Rico 32.9%
Children's Trust Fund Puerto Rico Tobacco
  Settlement Revenue:
  5.00%, Due 5/15/09                                    250,000         248,750
  5.375%, Due 5/15/33                                   765,000         633,038
  5.75%, Due 7/01/20 (Pre-Refunded at
  $100 on 7/01/10)                                      500,000         563,125
  6.00%, Due 7/01/26 (Pre-Refunded at
  $100 on 7/01/10)                                      460,000         546,250
Commonwealth of Puerto Rico Aqueduct
  and Sewer Authority Revenue,
  10.25%, Due 7/01/09                                   420,000         534,450
Commonwealth of Puerto Rico Aqueduct
  and Sewer Authority Revenue Refunding,
  6.25%, Due 7/01/12 (e)                                 25,000          30,500
Commonwealth of Puerto Rico Capital
  Appreciation GO:
  Zero %, Due 7/01/06                                     5,000           4,681
  Zero %, Due 7/01/18                                   450,000         226,688
Commonwealth of Puerto Rico GO:
  5.30%, Due 7/01/04                                     10,000          10,438
  5.375%, Due 7/01/22 (e)                               650,000         716,625
Commonwealth of Puerto Rico Highway and
  Transportation Authority Revenue:
  5.00%, Due 7/01/35                                  1,000,000       1,001,250
  5.50%, Due 7/01/11 (e)                                370,000         427,350
  5.50%, Due 7/01/13 (e)                                200,000         232,750
  5.50%, Due 7/01/15 (e)                              2,000,000       2,335,000
  5.50%, Due 7/01/16 (e)                              1,000,000       1,166,250
Commonwealth of Puerto Rico Medical
  Services Administration COP:
  3.50%, Due 12/01/04                                   245,000         245,196
  3.75%, Due 6/01/05                                    250,000         250,155
  3.90%, Due 12/01/05                                   255,000         255,158
  4.00%, Due 6/01/06                                    265,000         265,156
  4.15%, Due 12/01/06                                   270,000         270,157
  4.25%, Due 6/01/07                                    275,000         275,105
Commonwealth of Puerto Rico Power
  Authority Power Revenue,
  5.25%, Due 7/01/29 (e)                                250,000         261,875
Commonwealth of Puerto Rico Public
  Buildings Authority Guaranteed Revenue (e):
  5.00%, Due 7/01/13                                     10,000          10,800
  5.50%, Due 7/01/13                                  1,135,000       1,320,856
Commonwealth of Puerto Rico Public
  Improvement GO:
  5.25%, Due 7/01/11                                    100,000         109,875
  5.50%, Due 7/01/13 (e)                                750,000         873,750
  5.50%, Due 7/01/15 (e)                                150,000         175,125
  5.50%, Due 7/01/17 (e)                              3,000,000       3,476,250
Puerto Rico Electric Power Authority
  Revenue Refunding:
  Zero %, Due 7/01/17                                   170,000          89,463
  5.00%, Due 7/01/11 (e)                                100,000         112,000
  5.25%, Due 7/01/22 (e)                                675,000         718,875
  6.125%, Due 7/01/09                                    50,000          57,750
Puerto Rico Industrial, Medical and
  Environmental PCFA Facilities Revenue -
  PepsiCo, Inc. Project, 6.25%, Due 11/15/13             50,000          52,050
Puerto Rico Industrial, Medical and
  Environmental PCFA Facilities Revenue
  Refunding - St. Lukes Hospital Project,
  6.25%, Due 6/01/10 (Pre-Refunded at
  $100 on 6/01/06)                                       25,000          27,531
Puerto Rico Industrial Tourist Educational,
  Medical and Environmental Control
  Facilities Revenue:
  Ana G. Mendez University System Project,
  4.50%, Due 12/01/07                                   370,000         392,662
  Ana G. Mendez University System Project,
  5.00%, Due 2/01/07                                    300,000         323,250
  Ana G. Mendez University System Project,
  5.00%, Due 12/01/08                                   390,000         420,713
  Ana G. Mendez University System Project,
  5.00%, Due 2/01/09                                    120,000         128,850
  Ana G. Mendez University System Project,
  5.00%, Due 12/01/09                                   405,000         435,375
  Ana G. Mendez University System Project,
  5.00%, Due 12/01/10                                   430,000         456,338
  Ana G. Mendez University System Project,
  5.375%, Due 2/01/29                                    35,000          35,087
  Dr. Pila Hospital Project,
  5.875%, Due 8/01/12 (e)                                70,000          75,862
  Hospital Auxilio Mutuo Project,
  5.50%, Due 7/01/17 (e)                                215,000         238,381
  Hospital de la Concepcion Project,
  6.50%, Due 11/15/20                                    25,000          28,281
  University of the Sacred Heart Project,
  4.25%, Due 9/01/07                                    100,000         104,500
  University Plaza Project,
  5.625%, Due 7/01/18 (e)                             2,430,000       2,697,300
Puerto Rico Municipal Finance Agency GO (e):
  5.25%, Due 8/01/15                                  2,000,000       2,227,500
  5.25%, Due 8/01/21                                    500,000         535,000
Puerto Rico Municipal Finance Agency GO
  Refunding, 5.625%, Due 8/01/10 (e)                     25,000          28,781
Puerto Rico Municipal Finance Agency
  Revenue Refunding, 5.00%, Due 7/01/08 (e)              20,000          22,250
Puerto Rico New Public Housing Authority
  Revenue, 6.00%, Due 6/01/10                           100,000         115,000
Puerto Rico Public Buildings Authority
  Guaranteed Public Education and Health
  Facilities Revenue Refunding:
  5.40%, Due 7/01/05                                     50,000          53,500
  5.60%, Due 7/01/08                                     25,000          27,781
                                                                 --------------
                                                                     25,870,683
Rhode Island 0.2%
Cranston, Rhode Island New Public Housing
  Authority Revenue, 5.00%, Due 8/01/08                 130,000         140,562

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG WISCONSIN TAX-FREE FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Virgin Islands 12.3%
University of the Virgin Islands Refunding
  and Improvement Revenue (e):
  5.30%, Due 12/01/08                            $       45,000  $       50,681
  5.85%, Due 12/01/14                                   150,000         165,375
Virgin Islands Port Authority Marine
  Revenue, 5.25%, Due 9/01/18 (e)                     1,000,000       1,058,750
Virgin Islands Public Finance Authority
  Revenue:
  5.00%, Due 9/01/08 (e)                                500,000         559,375
  5.00%, Due 9/01/09 (e)                                985,000       1,103,200
  5.20%, Due 10/01/09                                   100,000         107,750
  5.50%, Due 10/01/04                                   800,000         836,000
  5.50%, Due 10/01/06 (e)                             1,500,000       1,663,125
  5.50%, Due 10/01/07                                   650,000         710,938
  5.50%, Due 10/01/08 (e)                               300,000         339,750
  5.625%, Due 10/01/10                                1,270,000       1,357,312
  5.875%, Due 10/01/18                                1,665,000       1,708,706
                                                                 --------------
                                                                      9,660,962
Wisconsin 44.8%
Ashwaubenon, Wisconsin Community
  Development Authority Lease Revenue -
  Arena Project:
  5.05%, Due 6/01/19                                    100,000         106,625
  5.10%, Due 6/01/20                                    790,000         838,388
  5.15%, Due 6/01/21                                  1,175,000       1,246,969
  5.70%, Due 6/01/24 (Pre-Refunded at
  $100 on 6/01/09)                                      400,000         465,500
  5.80%, Due 6/01/29 (Pre-Refunded at
  $100 on 6/01/09)                                      140,000         163,625
Baraboo, Wisconsin Community Development
  Authority Housing Revenue Refunding:
  3.75%, Due 3/01/05                                     75,000          76,125
  4.00%, Due 3/01/06                                     75,000          76,781
  4.50%, Due 3/01/08                                     65,000          67,356
  4.70%, Due 3/01/10                                     95,000          98,919
  4.80%, Due 3/01/11                                     80,000          83,400
Beloit, Wisconsin Community Development
  Authority Lease Revenue,
  5.50%, Due 3/01/20                                  1,000,000       1,052,500
Bristol, Wisconsin Community Development
  Authority Lease Revenue,
  6.125%, Due 3/01/12                                   695,000         772,319
Brown County, Wisconsin Housing Authority
  Student Housing Revenue - University
  Village Housing, Inc. Project:
  4.20%, Due 4/01/12                                     50,000          51,000
  5.25%, Due 4/01/11                                     80,000          82,000
  5.40%, Due 4/01/17                                     95,000          93,337
Dane County, Wisconsin Housing Authority
  MFHR - Forest Harbor Apartments Project (e):
  5.85%, Due 7/01/11                                    125,000         125,955
  5.90%, Due 7/01/12                                    125,000         125,911
DeForest, Wisconsin Redevelopment
  Authority Redevelopment Lease Revenue,
  6.25%, Due 2/01/18                                  1,000,000       1,038,750
Franklin, Wisconsin Community Development
  Authority Redevelopment Lease Revenue
  Refunding, 4.80%, Due 4/01/09                         600,000         632,250
Glendale, Wisconsin Community
  Development Authority Lease Revenue,
  5.30%, Due 9/01/15 (Pre-Refunded at
  $100 on 9/01/08)                                      110,000         124,988
Glendale, Wisconsin Community
  Development Authority Lease Revenue
  Refunding, 4.35%, Due 9/01/16                         695,000         711,506
Grant County, Wisconsin Housing Authority
  Revenue Refunding - Orchard Manor
  Project, 5.35%, Due 7/01/26                           510,000         514,462
Green Bay, Brown County, Wisconsin
  Professional Football Stadium Revenue -
  Lambeau Field Renovation Project (e):
  4.15%, Due 2/01/08                                     60,000          64,125
  4.45%, Due 2/01/11                                     10,000          10,663
Green Bay, Wisconsin Redevelopment
  Authority IDR - Fort James Project,
  5.60%, Due 5/01/19                                    115,000          85,531
Hartford, Wisconsin Community
  Development Authority Community
  Development Lease Revenue,
  6.15%, Due 12/01/09                                   240,000         247,800
Johnson Creek, Wisconsin Community
  Development Authority Community
  Development Lease Revenue,
  4.65%, Due 12/01/12                                   245,000         260,312
Kaukauna, Wisconsin Housing Authority
  Revenue Refunding - St. Paul Home, Inc.
  Project, 6.10%, Due 9/01/07                           200,000         201,216
Lake Delton, Wisconsin Community
  Development Authority MFHR - Woodland
  Park Project, 5.40%, Due 2/20/43 (e)                  180,000         184,050
Madison, Wisconsin Community
  Development Authority Lease Revenue -
  Monona Terrace Community Project:
  5.80%, Due 3/01/05                                     50,000          54,000
  5.90%, Due 3/01/06                                    365,000         394,656
  6.00%, Due 3/01/08                                      5,000           5,419
Madison, Wisconsin Community
  Development Authority MFHR - Nichols
  Station II Project, 4.95%, Due 12/01/07 (e)            40,000          40,100
Madison, Wisconsin Community
  Development Authority Redevelopment
  Revenue - Meriter Retirement Services,
  5.90%, Due 12/01/08                                    40,000          39,700
Madison, Wisconsin Community
  Development Authority Student Housing
  Revenue - Edgewood College Project,
  6.25%, Due 4/01/14                                    500,000         510,645
Milwaukee, Wisconsin Housing Authority
  MFHR Refunding - Veterans Housing
  Project, 5.10%, Due 7/01/22 (e)                     1,000,000       1,042,500
Milwaukee, Wisconsin Redevelopment
  Authority Revenue (e):
  YMCA Metropolitan Milwaukee, Inc.
  Project, 5.00%, Due 12/1/18                            40,000          40,650
  YWCA Greater Milwaukee Project,
  4.70%, Due 6/01/09                                     50,000          53,125
Milwaukee, Wisconsin Redevelopment
  Authority Revenue Job Opportunity
  Bond Program - Dynapro Project,
  5.50%, Due 12/01/13                                    25,000          25,282

--------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
--------------------------------------------------------------------------------
New Berlin, Wisconsin Housing Authority
  Capital Appreciation Revenue Refunding -
  Apple Glen Project:
  Zero %, Due 11/01/04                           $       65,000  $       61,506
  Zero %, Due 5/01/05                                    70,000          65,012
  Zero %, Due 11/01/05                                   65,000          59,150
  Zero %, Due 5/01/06                                    70,000          61,513
  Zero %, Due 11/01/06                                   65,000          55,819
New Berlin, Wisconsin Housing Authority
  Revenue Refunding - Apple Glen Project,
  6.70%, Due 11/01/20                                   650,000         660,562
New Berlin, Wisconsin Housing Authority
  Revenue Refunding - Pinewood Creek Project:
  6.80%, Due 11/01/12                                   165,000         168,300
  6.85%, Due 5/01/13                                    160,000         163,200
  7.125%, Due 5/01/24                                 1,515,000       1,530,150
Oakfield, Wisconsin Community
  Development Authority Community
  Development Revenue Refunding:
  4.10%, Due 12/01/05                                    30,000          31,575
  4.20%, Due 12/01/06                                    45,000          48,094
  4.40%, Due 12/01/08                                    50,000          52,375
  5.40%, Due 12/01/21                                   350,000         367,938
Oconto Falls, Wisconsin Community
  Development Authority Lease Revenue:
  4.05%, Due 6/01/09                                    150,000         158,437
  4.15%, Due 6/01/07                                    100,000         106,750
  4.15%, Due 6/01/08                                    150,000         160,313
  4.60%, Due 6/01/14                                    135,000         140,231
  4.65%, Due 6/01/15                                    175,000         182,000
  4.90%, Due 6/01/18                                    200,000         207,250
Omro, Wisconsin Community Development
  Authority Revenue:
  5.75%, Due 12/01/06                                    50,000          52,875
  5.875%, Due 12/01/11                                  635,000         658,812
Onalaska, Wisconsin Community
  Development Authority Revenue
  Refunding, 5.30%, Due 6/01/15                         210,000         223,913
Oostburg, Wisconsin Community
  Development Authority Lease Revenue,
  4.25%, Due 5/01/15 (b)                                100,000         101,250
Osceola, Wisconsin Redevelopment Authority
  Lease Revenue:
  4.65%, Due 12/01/10                                   200,000         213,250
  4.75%, Due 12/01/11                                   325,000         346,125
  5.15%, Due 12/01/15                                   350,000         370,125
  5.375%, Due 12/01/20                                  545,000         573,612
St. Croix Falls, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue Refunding:
  3.50%, Due 12/01/05                                   105,000         109,200
  3.65%, Due 12/01/07                                    35,000          35,744
  4.00%, Due 12/01/07                                    20,000          21,075
  4.125%, Due 12/01/08                                  135,000         143,100
  4.40%, Due 12/01/11                                   120,000         126,600
  4.50%, Due 12/01/11                                    80,000          81,500
  4.50%, Due 12/01/12                                   160,000         169,400
  4.85%, Due 12/01/14                                    90,000          92,700
  4.95%, Due 12/01/15                                   105,000         108,413
Shorewood, Wisconsin Community
  Development Authority Tax Increment
  District Number 1 Community
  Development Lease Revenue
  Refunding, 4.20%, Due 12/01/04                         40,000          41,700
Southeast Wisconsin Professional Baseball Park
  District League Capital Appreciation COP:
  Zero %, Due 12/15/11                                  100,000          72,250
  Zero %, Due 12/15/13 (c) (e)                           90,000          58,725
Southeast Wisconsin Professional Baseball
  Park District Sales Tax Revenue:
  5.65%, Due 12/15/16 (Pre-Refunded at
  $101 on 3/13/07)                                       10,000          11,412
  5.75%, Due 12/15/21 (Pre-Refunded at
  $101 on 3/13/07)                                      160,000         183,200
  5.80%, Due 12/15/26 (Pre-Refunded at
  $101 on 3/13/07) (c)                                  515,000         590,319
  6.10%, Due 12/15/29 (Pre-Refunded at
  $100 on 12/15/04)                                      40,000          43,150
Southeast Wisconsin Professional Baseball
  Park District Sales Tax Revenue
  Refunding (e):
  5.00%, Due 12/15/06                                    15,000          16,706
  5.50%, Due 12/15/09                                   250,000         288,438
  5.50%, Due 12/15/11                                 1,120,000       1,289,400
  5.50%, Due 12/15/12                                   800,000         919,000
  5.50%, Due 12/15/15                                 1,545,000       1,745,850
  5.50%, Due 12/15/16                                 1,635,000       1,833,244
  5.50%, Due 12/15/18                                   200,000         231,000
  5.50%, Due 12/15/26                                    95,000         107,112
Sturtevant, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue:
  4.40%, Due 12/01/15                                   525,000         527,625
  4.60%, Due 12/01/10                                    75,000          78,938
  4.80%, Due 12/01/12                                   110,000         113,850
Two Rivers, Wisconsin Community
  Development Authority Development
  Revenue Refunding - Architectural Forest
  Project, 6.35%, Due 12/15/12                          300,000         301,026
Verona, Wisconsin Community Development
  Authority Community Development
  Lease Revenue:
  4.80%, Due 12/01/13                                   120,000         125,850
  5.375%, Due 12/01/22                                1,250,000       1,303,125
Waterford, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue, 5.80%, Due 10/01/23                    100,000         104,500
Watertown, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue:
  4.25%, Due 5/01/08                                     50,000          52,875
  5.00%, Due 5/01/18                                    240,000         246,900
Waukesha County, Wisconsin Authority
  MFHR - Court Apartments Project,
  5.80%, Due 4/01/25 (e)                                 50,000          50,181
Waukesha, Wisconsin Housing Authority
  Housing Revenue Refunding - Riverwalk
  Apartments Project, 5.625%, Due 12/01/20              750,000         699,375
Waukesha, Wisconsin Redevelopment
  Authority Development Revenue - Avalon
  Square, Inc. Project:
  5.00%, Due 6/20/21 (e)                                310,000         328,213
  8.00%, Due 6/20/43                                    300,000         288,000
Wauwatosa, Wisconsin Housing Authority
  Capital Appreciation Revenue Refunding -
  Hawthorne Terrace Project:
  Zero %, Due 11/01/06                                  100,000          84,875
  Zero %, Due 5/01/07                                   105,000          86,362
  Zero %, Due 11/01/07                                  100,000          80,250

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG WISCONSIN TAX-FREE FUND (continued)

                                                    Shares or
                                                    Principal         Value
                                                     Amount         (Note 2)
-------------------------------------------------------------------------------
Wauwatosa, Wisconsin Housing Authority
  Revenue Refunding:
  Hawthorne Terrace Project,
  6.70%, Due 11/01/15                            $    1,200,000  $    1,215,000
  San Camillo Project, 2.40%, Due 8/01/04 (e)           150,000         150,375
  San Camillo Project, 3.00%, Due 8/01/05 (e)           350,000         352,188
Wauwatosa, Wisconsin Redevelopment
  Authority Redevelopment Lease Revenue,
  5.65%, Due 12/01/16 (e)                                45,000          50,288
Weston, Wisconsin Community
  Development Authority Lease Revenue:
  4.25%, Due 10/01/13                                   220,000         226,050
  4.40%, Due 10/01/14                                   145,000         149,531
  4.55%, Due 10/01/15                                   130,000         134,387
Wisconsin Center District Junior Dedicated
  Tax Revenue (Pre-Refunded at $101
  on 12/15/06):
  5.55%, Due 12/15/15                                    30,000          34,388
  5.70%, Due 12/15/20                                    30,000          34,537
  5.75%, Due 12/15/27                                   250,000         288,438
Wisconsin Center District Junior Dedicated
  Tax Revenue Refunding (e):
  5.25%, Due 12/15/13                                    15,000          16,837
  5.25%, Due 12/15/15                                   100,000         113,375
  5.25%, Due 12/15/16                                   465,000         528,938
  5.25%, Due 12/15/18                                   110,000         124,025
  5.25%, Due 12/15/19                                    95,000         107,231
Wisconsin Dells, Wisconsin Community
  Development Authority Lease Revenue:
  4.65%, Due 9/01/14                                     65,000          65,975
  4.80%, Due 9/01/15                                     70,000          71,050
  4.90%, Due 9/01/16                                     75,000          76,125
  5.00%, Due 9/01/17                                     80,000          81,200
                                                                 --------------
                                                                     35,239,698
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $70,471,398)                             72,701,005
-------------------------------------------------------------------------------
Variable Rate Put Bonds 0.7%
Wisconsin
Greenfield, Wisconsin Community
  Development Authority Housing Revenue -
  Layton Terrace Project, 4.60%, Due 9/01/23
  (Mandatory Put at $100 on 9/01/08) (e)                 20,000          20,022
Waukesha County, Wisconsin Housing
  Authority Housing Revenue Refunding -
  Brookfield Woods Project, 4.80%,
  Due 3/01/34
  (Mandatory Put at $100 on 3/01/11) (e)                500,000         513,750
-------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $524,910)                           533,772
-------------------------------------------------------------------------------
Short-Term Investments (a) 5.8%
Municipal Bonds 0.5%
Guam 0.0%
Guam Government GO, 5.70%, Due 9/01/03                   30,000          30,302

Puerto Rico 0.1%
Commonwealth of Puerto Rico Capital
  Appreciation GO, Zero %, Due 7/01/03                   35,000          34,929
Commonwealth of Puerto Rico GO
  Refunding, Zero %, 7/01/03 (e)                          5,000           4,990
                                                                 --------------
                                                                         39,919
Wisconsin 0.4%
Baraboo, Wisconsin Community
  Development Authority Housing Revenue
  Refunding, 3.50%, Due 3/01/04                          75,000          75,727
Franklin, Wisconsin Community
  Development Authority Redevelopment
  Lease Revenue, 5.70%, Due 4/01/05
  (Pre-Refunded at $100 on 4/01/04)                      30,000          31,220
New Berlin, Wisconsin Housing Authority
  Capital Appreciation Revenue Refunding -
  Apple Glen Project, Zero %, Due 11/01/03               65,000          64,053
Oakfield, Wisconsin Community
  Development Authority Community
  Development Revenue Refunding,
  3.90%, Due 12/01/03                                    30,000          30,360
Oconto Falls, Wisconsin Community
  Development Authority Lease Revenue,
  4.00%, Due 6/01/03                                     50,000          50,102
Southeast Wisconsin Professional Baseball
  Park District League Capital Appreciation
  COP, Zero %, Due 12/15/03 (c) (e)                      35,000          34,724
                                                                 --------------
                                                                        286,186
                                                                 --------------
Total Municipal Bonds                                                   356,407

Variable Rate Put Bonds 5.3%
Wisconsin
Delafield, Wisconsin Community
  Development Authority Revenue -
  University Lake School Project, 1.35%,
  Due 3/01/35 (Putable at $100 and Rate
  Reset Effective on 5/15/03) (e)                       280,000         280,000
Milwaukee, Wisconsin Redevelopment
  Authority Revenue - Cathedral Place
  Parking Facility Project, 1.60%,
  Due 5/01/25 (Putable at $100 and Rate
  Reset Effective on 5/08/03) (e)                     3,905,000       3,905,000
                                                                 --------------
Total Variable Rate Put Bonds                                         4,185,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $4,538,449)                        4,541,407
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $75,534,757) 99.0%                                           77,776,184
Other Assets and Liabilities, Net 1.0%                                  818,171
-------------------------------------------------------------------------------
Net Assets 100.0%                                                $   78,594,355
===============================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying      Unrealized
                                     Expiration    Face Amount    Appreciation/
                                        Date        at Value     (Depreciation)
-------------------------------------------------------------------------------
Sold:
25 Ten-Year U.S. Treasury Notes         6/03     $    2,878,125  $       (9,766)

LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  All or a portion of security is when-issued.
(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)  Affiliated issuer (see Note 9 of Notes to Financial Statements).
(e)  Security backed by credit enhancement.
(f)  Illiquid security.

For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

--------------------------------------------------------------------------------
ABBREVIATIONS
--------------------------------------------------------------------------------
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN    -- Bond Anticipation Notes
BP     -- Basis Points
CDA    -- Commercial Development Authority
CDR    -- Commercial Development Revenue
COP    -- Certificates of Participation
DFA    -- Development Finance Authority
EDA    -- Economic Development Authority
EDC    -- Economic Development Corporation
EDFA   -- Economic Development Finance Authority
EDR    -- Economic Development Revenue
EFA    -- Educational Facilities Authority
EXTRAS -- Extendable Rate Adjustable Securities
GO     -- General Obligation
HDA    -- Housing Development Authority
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
HFC    -- Housing Finance Corporation
IBA    -- Industrial Building Authority
IBR    -- Industrial Building Revenue
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDC    -- Industrial Development Corporation
IDFA   -- Industrial Development Finance Authority
IDR    -- Industrial Development Revenue
IFA    -- Investment Finance Authority
MERLOT -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR   -- Multi-Family Housing Revenue
MFMR   -- Multi-Family Mortgage Revenue
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
SFHR   -- Single Family Housing Revenue
SFMR   -- Single Family Mortgage Revenue
TAN    -- Tax Anticipation Notes
TRAN   -- Tax and Revenue Anticipation Notes

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                    (In Thousands, Except Per Share Amounts)

                                                                     Strong High-Yield    Strong Intermediate
                                                                    Municipal Bond Fund   Municipal Bond Fund
                                                                    -------------------   -------------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $201,112 and $39,376,
      respectively)                                                 $           119,190   $            39,962
    Affiliated Issuers (Cost of $0 and $190, respectively)                           --                   190
  Receivable for Securities Sold                                                  1,141                    74
  Receivable for Fund Shares Sold                                                     5                    --
  Interest and Dividends Receivable                                               1,892                   581
  Other Assets                                                                        9                   135
                                                                    -------------------   -------------------
  Total Assets                                                                  122,237                40,942

Liabilities:
  Payable for Securities Purchased                                                2,775                 1,521
  Payable for Fund Shares Redeemed                                                   37                    --
  Dividends Payable                                                                 635                   151
  Variation Margin Payable                                                           15                    13
  Accrued Operating Expenses and Other Liabilities                                   80                     5
                                                                    -------------------   -------------------
  Total Liabilities                                                               3,542                 1,690
                                                                    -------------------   -------------------
Net Assets                                                          $           118,695   $            39,252
                                                                    ===================   ===================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                     $           265,912   $            38,379
  Undistributed Net Investment Income (Loss)                                          3                    --
  Undistributed Net Realized Gain (Loss)                                        (65,262)                  299
  Net Unrealized Appreciation (Depreciation)                                    (81,958)                  574
                                                                    -------------------   -------------------
  Net Assets                                                        $           118,695   $            39,252
                                                                    ===================   ===================
  Capital Shares Outstanding (Unlimited Number Authorized)                       18,521                 3,682

Net Asset Value Per Share                                           $              6.41   $             10.66
                                                                    ===================   ===================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                     (In Thousands, Except Per Share Amounts)

                                                                          Strong            Strong Short-Term
                                                                         Municipal              High Yield
                                                                         Bond Fund            Municipal Fund
                                                                     ----------------       -----------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $236,740 and $138,732,
      respectively)                                                  $        226,310       $         136,095
    Affiliated Issuers (Cost of $7,065 and $0, respectively)                    7,065                      --
  Receivable for Securities Sold                                                4,259                      --
  Receivable for Fund Shares Sold                                                  10                      15
  Interest and Dividends Receivable                                             3,587                   2,413
  Other Assets                                                                     91                     159
                                                                     ----------------       -----------------
  Total Assets                                                                241,322                 138,682

Liabilities:
  Payable for Securities Purchased                                              9,777                   3,540
  Payable for Fund Shares Redeemed                                                632                      --
  Dividends Payable                                                               827                     533
  Variation Margin Payable                                                        101                       9
  Accrued Operating Expenses and Other Liabilities                                232                      20
                                                                     ----------------       -----------------
  Total Liabilities                                                            11,569                   4,102
                                                                     ----------------       -----------------
Net Assets                                                           $        229,753       $         134,580
                                                                     ================       =================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                      $        266,308       $         146,467
  Undistributed Net Realized Gain (Loss)                                      (25,994)                 (9,241)
  Net Unrealized Appreciation (Depreciation)                                  (10,561)                 (2,646)
                                                                     ----------------       -----------------
  Net Assets                                                         $        229,753       $         134,580
                                                                     ================       =================
  Capital Shares Outstanding (Unlimited Number Authorized)                     26,022                  14,351

Net Asset Value Per Share                                            $           8.83       $            9.38
                                                                     ================       =================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                          (In Thousands, Except Per Share Amounts)

                                                                         Strong      Strong Short-Term       Strong
                                                                       Minnesota         Municipal         Wisconsin
                                                                     Tax-Free Fund       Bond Fund       Tax-Free Fund
                                                                     -------------   -----------------   -------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $3,252, $615,339 and $75,535,
      respectively)                                                  $       3,297   $         620,314   $      77,776
    Affiliated Issuers (Cost of $0, $16,940 and $0, respectively)               --              16,940              --
  Receivable for Fund Shares Sold                                               15                 486              75
  Interest and Dividends Receivable                                             36               8,471           1,184
  Paydown Receivable                                                            --                 273              --
  Other Assets                                                                  27                 261              52
                                                                     -------------   -----------------   -------------
  Total Assets                                                               3,375             646,745          79,087

Liabilities:
  Payable for Securities Purchased                                             173              20,727             200
  Payable for Fund Shares Redeemed                                              --                 348               2
  Dividends Payable                                                              8               1,889             270
  Variation Margin Payable                                                      --                 148              15
  Accrued Operating Expenses and Other Liabilities                              27                  52               6
                                                                     -------------   -----------------   -------------
  Total Liabilities                                                            208              23,164             493
                                                                     -------------   -----------------   -------------
Net Assets                                                           $       3,167   $         623,581   $      78,594
                                                                     =============   =================   =============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                      $       3,119   $         626,839   $      75,746
  Undistributed Net Investment Income (Loss)                                    --                (187)             --
  Undistributed Net Realized Gain (Loss)                                         2              (7,848)            617
  Net Unrealized Appreciation (Depreciation)                                    46               4,777           2,231
                                                                     -------------   -----------------   -------------
  Net Assets                                                         $       3,167   $         623,581   $      78,594
                                                                     =============   =================   =============

Investor Class ($ and shares in full)
  Net Assets                                                         $   2,760,966   $     622,328,530   $  77,272,837
  Capital Shares Outstanding (Unlimited Number Authorized)                 269,465          63,516,864       7,183,931

  Net Asset Value Per Share                                          $       10.25   $            9.80   $       10.76
                                                                     =============   =================   =============

Class C ($ and shares in full)
  Net Assets                                                         $     405,783   $       1,252,149   $   1,321,518
  Capital Shares Outstanding (Unlimited Number Authorized)                  39,602             127,907         122,861

  Net Asset Value Per Share                                          $       10.25   $            9.79   $       10.76
                                                                     =============   =================   =============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                          (In Thousands)

                                                                      Strong            Strong
                                                                    High-Yield       Intermediate
                                                                  Municipal Bond    Municipal Bond
                                                                       Fund              Fund
                                                                  --------------    --------------
Income:
  Interest                                                        $        4,781    $          787
  Dividends - Affiliated Issuers                                              24                12
                                                                  --------------    --------------
  Total Income                                                             4,805               799

Expenses:
  Investment Advisory Fees                                                   234                68
  Administrative Fees                                                        187                52
  Custodian Fees                                                               6                 3
  Shareholder Servicing Costs                                                 96                14
  12b-1 Fees                                                                  --                46
  Professional Fees                                                           81                 5
  Federal and State Registration Fees                                         10                24
  Other                                                                       43                 4
                                                                  --------------    --------------
  Total Expenses before Expense Offsets                                      657               216
  Expense Offsets (Note 4)                                                    --              (148)
                                                                  --------------    --------------
  Expenses, Net                                                              657                68
                                                                  --------------    --------------
Net Investment Income (Loss)                                               4,148               731

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                          (12,812)              361
    Futures Contracts                                                         --                 8
                                                                  --------------    --------------
    Net Realized Gain (Loss)                                             (12,812)              369
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                              440               263
    Futures Contracts                                                        (36)                6
                                                                  --------------    --------------
    Net Change in Unrealized Appreciation/Depreciation                       404               269
                                                                  --------------    --------------
Net Gain (Loss) on Investments                                           (12,408)              638
                                                                  --------------    --------------
Net Increase (Decrease) in Net Assets Resulting from Operations   $       (8,260)   $        1,369
                                                                  ==============    ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                          (In Thousands)

                                                                                     Strong
                                                                     Strong        Short-Term
                                                                   Municipal       High Yield
                                                                   Bond Fund     Municipal Fund
                                                                  -----------    --------------
Income:
  Interest                                                        $     6,124    $        3,490
  Dividends - Affiliated Issuers                                           36                22
                                                                  -----------    --------------
  Total Income                                                          6,160             3,512

Expenses:
  Investment Advisory Fees                                                407               226
  Administrative Fees                                                     326               181
  Custodian Fees                                                           10                 4
  Shareholder Servicing Costs                                             119                26
  Professional Fees                                                       128                 1
  Other                                                                    64                34
                                                                  -----------    --------------
  Total Expenses before Expense Offsets                                 1,054               472
  Expense Offsets (Note 4)                                                 --                --
                                                                  -----------    --------------
  Expenses, Net                                                         1,054               472
                                                                  -----------    --------------
Net Investment Income (Loss)                                            5,106             3,040

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                          (911)             (731)
    Futures Contracts                                                     146                (3)
                                                                  -----------    --------------
    Net Realized Gain (Loss)                                             (765)             (734)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                         3,690               746
    Futures Contracts                                                    (132)               (9)
                                                                  -----------    --------------
    Net Change in Unrealized Appreciation/Depreciation                  3,558               737
                                                                  -----------    --------------
Net Gain (Loss) on Investments                                          2,793                 3
                                                                  -----------    --------------
Net Increase (Decrease) in Net Assets Resulting from Operations   $     7,899    $        3,043
                                                                  ===========    ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2003 (Unaudited)

                                                                                    (In Thousands)

                                                                      Strong             Strong             Strong
                                                                    Minnesota          Short-Term         Wisconsin
                                                                  Tax-Free Fund   Municipal Bond Fund   Tax-Free Fund
                                                                  -------------   -------------------   -------------
                                                                     (Note 1)
Income:
  Interest                                                        $          22   $            13,181   $       1,613
  Dividends - Affiliated Issuers                                             --                    86              --
                                                                  -------------   -------------------   -------------
  Total Income                                                               22                13,267           1,613

Expenses (Note 4):
  Investment Advisory Fees                                                    2                   759             132
  Administrative Fees                                                         2                   850             100
  Custodian Fees                                                             --                    19               4
  Shareholder Servicing Costs                                                 1                   163              24
  12b-1 Fees                                                                  2                     1              90
  Reports to Shareholders                                                     3                    33               3
  Professional Fees                                                           1                    13               6
  Federal and State Registration Fees                                        18                    23              19
  Other                                                                       1                    28               5
                                                                  -------------   -------------------   -------------
  Total Expenses before Expense Offsets                                      30                 1,889             383
  Expense Offsets                                                           (30)                   (2)           (302)
                                                                  -------------   -------------------   -------------
  Expenses, Net                                                              --                 1,887              81
                                                                  -------------   -------------------   -------------
Net Investment Income (Loss)                                                 22                11,380           1,532

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                               2                (4,355)            573
    Futures Contracts                                                        --                   267              65
                                                                  -------------   -------------------   -------------
    Net Realized Gain (Loss)                                                  2                (4,088)            638
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                              45                 9,269             707
    Written Options                                                           1                    --              --
    Futures Contracts                                                        --                  (198)            (10)
                                                                  -------------   -------------------   -------------
    Net Change in Unrealized Appreciation/Depreciation                       46                 9,071             697
                                                                  -------------   -------------------   -------------
Net Gain (Loss) on Investments                                               48                 4,983           1,335
                                                                  -------------   -------------------   -------------
Net Increase (Decrease) in Net Assets Resulting from Operations   $          70   $            16,363   $       2,867
                                                                  =============   ===================   =============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                               Strong High-Yield                  Strong Intermediate
                                                              Municipal Bond Fund                 Municipal Bond Fund
                                                       ---------------------------------   --------------------------------
                                                       Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                        April 30, 2003     Oct. 31, 2002    April 30, 2003    Oct. 31, 2002
                                                       ----------------   --------------   ----------------   -------------
                                                          (Unaudited)                         (Unaudited)
Operations:
  Net Investment Income (Loss)                         $          4,148   $       10,860   $            731   $         614
  Net Realized Gain (Loss)                                      (12,812)         (16,932)               369             (70)
  Net Change in Unrealized Appreciation/Depreciation                404          (14,829)               269             277
                                                       ----------------   --------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                                    (8,260)         (20,901)             1,369             821
Distributions:
  From Net Investment Income                                     (4,155)         (10,851)              (731)           (614)
  From Net Realized Gains                                            --               --                 --              (7)
                                                       ----------------   --------------   ----------------   -------------
  Total Distributions                                            (4,155)         (10,851)              (731)           (621)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                                  (24,390)         (94,406)             4,960          31,449
                                                       ----------------   --------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                         (36,805)        (126,158)             5,598          31,649
Net Assets:
  Beginning of Period                                           155,500          281,658             33,654           2,005
                                                       ----------------   --------------   ----------------   -------------
  End of Period                                        $        118,695   $      155,500   $         39,252   $      33,654
                                                       ================   ==============   ================   =============

Undistributed Net Investment Income (Loss)             $              3   $           10   $             --   $          --

                                                                Strong Municipal             Strong Short-Term High Yield
                                                                   Bond Fund                        Municipal Fund
                                                       ---------------------------------   --------------------------------
                                                       Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                        April 30, 2003     Oct. 31, 2002    April 30, 2003    Oct. 31, 2002
                                                       ----------------   --------------   ----------------   -------------
                                                          (Unaudited)                         (Unaudited)
Operations:
  Net Investment Income (Loss)                         $          5,106   $       10,626   $          3,040   $       6,114
  Net Realized Gain (Loss)                                         (765)           1,465               (734)         (4,994)
  Net Change in Unrealized Appreciation/Depreciation              3,558           (6,217)               737           2,389
                                                       ----------------   --------------   ----------------   -------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                                      7,899            5,874              3,043           3,509

Distributions From Net Investment Income                         (5,106)         (10,626)            (3,040)         (6,114)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   (16,329)         (12,969)            10,168         (11,667)
                                                       ----------------   --------------   ----------------   -------------
Total Increase (Decrease) in Net Assets                         (13,536)         (17,721)            10,171         (14,272)
Net Assets:
  Beginning of Period                                           243,289          261,010            124,409         138,681
                                                       ----------------   --------------   ----------------   -------------
  End of Period                                        $        229,753   $      243,289   $        134,580   $     124,409
                                                       ================   ==============   ================   =============
Undistributed Net Investment Income (Loss)             $             --   $           --   $             --   $          --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                              (In Thousands)

                                               Strong
                                              Minnesota              Strong Short-Term                 Strong Wisconsin
                                            Tax-Free Fund           Municipal Bond Fund                  Tax-Free Fund
                                           --------------   --------------------------------   --------------------------------
                                            Period Ended    Six Months Ended     Year Ended    Six Months Ended     Year Ended
                                           April 30, 2003    April 30, 2003    Oct. 31, 2002    April 30, 2003    Oct. 31, 2002
                                           --------------   ----------------   -------------   ----------------   -------------
                                             (Unaudited)       (Unaudited)                        (Unaudited)
                                              (Note 1)          (Note 1)                           (Note 1)
Operations:
  Net Investment Income (Loss)             $           22   $         11,380   $      22,643   $          1,532   $       2,091
  Net Realized Gain (Loss)                              2             (4,088)          3,180                638             (17)
  Net Change in Unrealized
    Appreciation/Depreciation                          46              9,071          (7,394)               697           1,082
                                           --------------   ----------------   -------------   ----------------   -------------
  Net Increase (Decrease) in
    Net Assets Resulting from Operations               70             16,363          18,429              2,867           3,156
Distributions:
  From Net Investment Income:
    Investor Class                                    (18)           (11,565)        (22,658)            (1,529)         (2,091)
    Class C                                            (4)                (3)             --                 (3)             --
  From Net Realized Gains:
    Investor Class                                     --                 --              --                 --             (22)
                                           --------------   ----------------   -------------   ----------------   -------------
  Total Distributions                                 (22)           (11,568)        (22,658)            (1,532)         (2,113)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions                 3,119             25,790          92,564             11,782          36,644
                                           --------------   ----------------   -------------   ----------------   -------------
Total Increase (Decrease) in Net Assets             3,167             30,585          88,335             13,117          37,687
Net Assets:
    Beginning of Period                                --            592,996         504,661             65,477          27,790
                                           --------------   ----------------   -------------   ----------------   -------------
    End of Period                          $        3,167   $        623,581   $     592,996   $         78,594   $      65,477
                                           ==============   ================   =============   ================   =============
Undistributed Net Investment
 Income (Loss)                             $           --   $           (187)  $           1   $             --   $          --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Municipal Income Funds (the "Funds"), which include the following Funds, each with its own investment objectives and policies:

     - Strong High-Yield Municipal Bond Fund (a series of Strong High-Yield Municipal Bond Fund, Inc.)
     - Strong Intermediate Municipal Bond Fund (a series of Strong Municipal Funds, Inc.)
     - Strong Municipal Bond Fund (a series of Strong Municipal Bond Fund, Inc.)
     - Strong Short-Term High Yield Municipal Fund (a series of Strong Municipal Funds, Inc.)
     - Strong Minnesota Tax-Free Fund (a series of Strong Municipal Funds, Inc.)
     - Strong Short-Term Municipal Bond Fund (a series of Strong Short-Term Municipal Bond Fund, Inc.)
     - Strong Wisconsin Tax-Free Fund (a series of Strong Municipal Funds, Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public and Class C shares are available only through financial professionals.

     Strong High-Yield Municipal Bond Fund, Strong Intermediate Municipal Bond Fund, Strong Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund offer Investor Class shares. Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund offer Investor Class and Class C shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective December 26, 2002, Strong Minnesota Tax-Free Fund commenced operations and offered Investor Class and Class C shares (Public launch date of December 27, 2002).

     Effective December 26, 2002, Strong Wisconsin Tax-Free Fund offered Class C shares (Public launch date of December 27, 2002).

     Effective January 31, 2003, Strong Short-Term Municipal Bond Fund offered Class C shares (Public launch date of February 3, 2003).

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund principally invest in medium-and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

          The Funds may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Funds' asset value and ability to dispose of particular securities, when necessary to meet the Funds' liquidity needs or in response to a specific economic event, may be impacted.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes at least annually. Dividends are declared on each day the net asset value is calculated, except bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying asset fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian in the name of the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (G) Expenses -- The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration among other things, the nature and type of expense and the relative sizes of the funds.

     (H) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (I) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.   Related Party Transactions

     Strong Capital Management, Inc. (the "Advisor") provides investment advisory and related services to the Funds. Strong Investor Services, Inc. ("the Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                                     Administration Fees
                                                                  ------------------------
                                              Advisory Fees       Investor Class   Class C
                                              -------------       --------------   -------
Strong High-Yield Municipal Bond Fund                  0.35%/(2)/           0.28%         *
Strong Intermediate Municipal Bond Fund                0.37%/(1)/           0.28%         *
Strong Municipal Bond Fund                             0.35%/(2)/           0.28%         *
Strong Short-Term High Yield Municipal Fund            0.35%/(2)/           0.28%         *
Strong Minnesota Tax-Free Fund                         0.37%/(1)/           0.28%     0.28%
Strong Short-Term Municipal Bond Fund                  0.25%/(3)/           0.28%     0.28%
Strong Wisconsin Tax-Free Fund                         0.37%/(1)/           0.28%     0.28%

*      Does not offer share class.

/(1)/ The investment advisory fees are 0.37% for the first $4 billion, 0.345% for $4 to $6 billion, and 0.32% thereafter.

/(2)/ The investment advisory fees are 0.35% for the first $4 billion, 0.325% for $4 to $6 billion, and 0.30% thereafter.

/(3)/ The investment advisory fees are 0.25% for the first $4 billion, 0.225% for $4 to $6 billion, and 0.20% thereafter.

The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Transfer Agent and related service fees for Investor Class shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer Agent and related service fees for Class C shares are paid at an annual rate of 0.20% of the average daily net asset value of the class. Transfer agent fees are recorded in shareholder servicing costs in the Funds' Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor," and an affiliate of the Advisor), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Funds. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares (except for the Strong Short-Term Municipal Bond Fund) and 1.00% of the average daily net assets of the Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. See Note 4.

The Class C shares of the Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund have a maximum 1.00% contingent deferred sales charge, if the shares are sold within one year of their original purchase date.

For the six months ended April 30, 2003, the Distributor received aggregate contingent deferred sales charges from the redemption of Class C shares as follows: Strong Minnesota Tax-Free Fund $3,639, Strong Short-Term Municipal Bond Fund $11,500 and Strong Wisconsin Tax-Free Fund $11,655. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2003, is as follows:

                                                     Payable to/
                                                  (Receivable From)      Shareholder Servicing    Transfer Agency    Unaffiliated
                                              Administrator or Advisor     and Other Expenses         Banking         Directors'
                                                  at April 30, 2003      Paid to Administrator   Charges/(Credits)       Fees
                                              ------------------------   ---------------------   -----------------   ------------
Strong High-Yield Municipal Bond Fund               $           25,396   $              95,983   $             326   $      3,540
Strong Intermediate Municipal Bond Fund                           (735)                 13,942                 382            685
Strong Municipal Bond Fund                                      25,022                 118,615                 925          4,762
Strong Short-Term High Yield Municipal Fund                      6,752                  25,812                 (92)         2,489
Strong Minnesota Tax-Free Fund*                                    (56)                    652                   4            133
Strong Short-Term Municipal Bond Fund                           24,596                 163,321               1,563         11,000
Strong Wisconsin Tax-Free Fund                                   3,451                  24,933                 340          1,194

* For the period December 26, 2002 to April 30, 2003

--------------------------------------------------------------------------------

4.   Expenses and Expense Offsets

     For the six months ended April 30, 2003, the class specific expenses are as follows:

                                             Administrative     Shareholder      Reports to
                                                  Fees        Servicing Costs   Shareholders    12b-1 Fees     Other
                                             --------------   ---------------   ------------   ------------   --------
     Strong Minnesota Tax-Free Fund*
       Investor Class                        $        1,351   $           380   $      2,598   $      1,207   $     23
       Class C                                          381               244             14          1,360         10
     Strong Short-Term Municipal Bond Fund
       Investor Class                               849,312           162,749         33,033             --      1,879
       Class C                                          363               255             22          1,310          1
     Strong Wisconsin Tax-Free Fund
       Investor Class                                99,288            24,205          2,648         88,650        802
       Class C                                          382               264             14          1,335          2

     * For the period December 26, 2002 to April 30, 2003.

     For the six months ended April 30, 2003, the expense offsets are as follows:

                                                           Expense
                                                          Waives and   Transfer Agency
                                                         Absorptions   Banking Credits   Earning Credits
                                                         -----------   ---------------   ---------------
     Strong High-Yield Municipal Bond Fund               $        --   $            --   $          (204)
     Strong Intermediate Municipal Bond Fund                (147,522)               --              (139)
     Strong Municipal Bond Fund                                   --                --              (227)
     Strong Short-Term High Yield Municipal Bond Fund             --               (92)             (427)
     Strong Minnesota Tax-Free Fund*
       Investor Class                                         (5,562)               --                --
       Class C                                                (2,010)               --                --
       Fund Level                                            (22,323)               --               (22)
     Strong Short-Term Municipal Bond Fund
       Investor Class                                             --                --                --
       Class C                                                    --                --                --
       Fund Level                                                 --                --            (1,519)
     Strong Wisconsin Tax-Free Fund
       Investor Class                                       (167,169)               --                --
       Class C                                                  (109)               --                --
       Fund Level                                           (134,009)               --              (262)

     * For the period December 26, 2002 to April 30, 2003.

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds had no borrowings under the LOC during the period. At April 30, 2003, there were no outstanding borrowings by the Funds under the LOC.

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the six months ended April 30, 2003, are as follows:

                                                      Purchase         Sales
                                                   -------------   -------------
     Strong High-Yield Municipal Bond Fund         $  28,663,225   $  47,527,081
     Strong Intermediate Municipal Bond Fund          41,319,290      35,938,194
     Strong Municipal Bond Fund                      131,425,945     142,867,496
     Strong Short-Term High Yield Municipal Fund      35,471,914      24,686,823
     Strong Minnesota Tax-Free Fund*                   2,707,195          87,807
     Strong Short-Term Municipal Bond Fund           185,069,832     165,268,991
     Strong Wisconsin Tax-Free Fund                   26,442,930      16,558,389

     * For the period December 26, 2002 to April 30, 2003.

     There were no purchases or sales of long-term U.S. government securities for the six months ended April 30, 2003.

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of April 30, 2003:

                                                                                                       Net Unrealized
                                                                        Gross             Gross         Appreciation/
                                                      Cost of         Unrealized       Unrealized       Depreciation
                                                    Investments      Appreciation     Depreciation     on Investments
                                                   -------------    --------------   --------------    --------------
     Strong High-Yield Municipal Bond Fund         $  201,134,372   $    1,302,303   $  (83,246,260)   $  (81,943,957)
     Strong Intermediate Municipal Bond Fund           39,566,173          804,857         (218,825)          586,032
     Strong Municipal Bond Fund                       244,024,490        6,955,122      (17,604,458)      (10,649,336)
     Strong Short-Term High Yield Municipal Fund      138,751,293        2,161,904       (4,818,113)       (2,656,209)
     Strong Minnesota Tax-Free Fund                     3,252,250           45,074             (140)           44,934
     Strong Short-Term Municipal Bond Fund            632,332,266       10,154,134       (5,232,750)        4,921,384
     Strong Wisconsin Tax-Free Fund                    75,552,931        2,271,407          (48,154)        2,223,253

     The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of October 31, 2002, are:

                                                   Net Capital Loss
                                                      Carryovers
                                                   ----------------
     Strong High-Yield Municipal Bond Fund         $     52,426,915
     Strong Intermediate Municipal Bond Fund                 88,488
     Strong Municipal Bond Fund                          24,983,094
     Strong Short-Term High Yield Municipal Fund          8,488,326
     Strong Minnesota Tax-Free Fund                              --
     Strong Short-Term Municipal Bond Fund                3,705,204
     Strong Wisconsin Tax-Free Fund                           3,179

     Net Capital loss carryovers of $6,146,834 and $1,522,953 for Strong Municipal Bond Fund are scheduled to expire in 2003 and 2004, respectively. Net capital loss carryovers of $551,953 for Strong Short-Term Municipal Bond Fund are scheduled to expire in 2004.

--------------------------------------------------------------------------------

8.   Capital Share Transactions

                                                          Strong High-Yield                   Strong Intermediate
                                                         Municipal Bond Fund                  Municipal Bond Fund
                                                  ---------------------------------    ---------------------------------
                                                  Six Months Ended     Year Ended      Six Months Ended     Year Ended
                                                   April 30, 2003     Oct. 31, 2002     April 30, 2003     Oct. 31, 2002
                                                  ----------------    -------------    ----------------    -------------
                                                    (Unaudited)                          (Unaudited)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                       $      6,097,094    $  19,016,809    $     24,238,277    $  47,385,272
  Proceeds from Reinvestment of Distributions            3,058,334        7,933,263             489,392          329,388
  Payment for Shares Redeemed                          (33,545,555)    (121,355,712)        (19,767,475)     (16,265,742)
                                                  ----------------    -------------    ----------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                     $    (24,390,127)   $ (94,405,640)   $      4,960,194    $  31,448,918
                                                  ================    =============    ================    =============
Transactions in Shares of Each of the
  Funds Were as Follows:
  Sold                                                     899,258        2,474,013           2,296,093        4,541,322
  Issued in Reinvestment of Distributions                  454,956        1,031,254              48,818           31,474
  Redeemed                                              (5,001,594)     (15,852,679)         (1,875,766)      (1,555,758)
                                                  ----------------    -------------    ----------------    -------------
  Net Increase (Decrease) in Shares of the Fund         (3,647,380)     (12,347,412)            469,145        3,017,038
                                                  ================    =============    ================    =============

                                                                                         Strong Short-Term High Yield
                                                     Strong Municipal Bond Fund                 Municipal Fund
                                                  ---------------------------------    ---------------------------------
                                                  Six Months Ended     Year Ended      Six Months Ended     Year Ended
                                                   April 30, 2003     Oct. 31, 2002     April 30, 2003     Oct. 31, 2002
                                                  ----------------    -------------    ----------------    -------------
                                                    (Unaudited)                          (Unaudited)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:
  Proceeds from Shares Sold                       $     64,928,922    $  98,956,061    $     27,472,953    $  54,202,164
  Proceeds from Reinvestment of Distributions            3,896,213        8,244,279           2,702,064        5,530,649
  Payment for Shares Redeemed                          (85,154,075)    (120,169,662)        (20,006,820)     (71,400,180)
                                                  ----------------    -------------    ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                    $    (16,328,940)   $ (12,969,322)   $     10,168,197    $ (11,667,367)
                                                  ================    =============    ================    =============
Transactions in Shares of Each Class of
  the Funds Were as Follows:
  Sold                                                   7,403,839       11,263,570           2,924,653        5,724,463
  Issued in Reinvestment of Distributions                  444,929          939,999             287,709          583,654
  Redeemed                                              (9,708,616)     (13,683,190)         (2,130,293)      (7,544,524)
                                                  ----------------    -------------    ----------------    -------------
  Net Increase (Decrease) in Shares of the Fund         (1,859,848)      (1,479,621)          1,082,069       (1,236,407)
                                                  ================    =============    ================    =============

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

                                                         Strong
                                                        Minnesota              Strong Short-Term
                                                      Tax-Free Fund           Municipal Bond Fund
                                                     --------------    ---------------------------------
                                                      Period Ended     Six Months Ended     Year Ended
                                                     April 30, 2003     April 30, 2003     Oct. 31, 2002
                                                     --------------    ----------------    -------------
                                                       (Unaudited)       (Unaudited)
                                                        (Note 1)           (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                          $    3,018,717    $    140,786,161    $ 368,410,031
  Proceeds from Reinvestment of Distributions                 9,179           9,032,448       18,446,949
  Payment for Shares Redeemed                              (304,547)       (125,278,267)    (294,292,785)
                                                     --------------    ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                            2,723,349          24,540,342       92,564,195

CLASS C
  Proceeds from Shares Sold                                 649,225           1,269,503               --
  Proceeds from Reinvestment of Distributions                 1,210                  --               --
  Payment for Shares Redeemed                              (254,326)            (19,469)              --
                                                     --------------    ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                              396,109           1,250,034               --
                                                     --------------    ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       $    3,119,458    $     25,790,376    $  92,564,195
                                                     ==============    ================    =============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                      298,623          14,391,881       37,722,081
  Issued in Reinvestment of Distributions                       903             924,302        1,888,943
  Redeemed                                                  (30,061)        (12,811,322)     (30,186,460)
                                                     --------------    ----------------    -------------
  Net Increase (Decrease) in Shares                         269,465           2,504,861        9,424,564
                                                     ==============    ================    =============
CLASS C
  Sold                                                       64,483             129,892               --
  Issued in Reinvestment of Distributions                       119                  --               --
  Redeemed                                                  (25,000)             (1,985)              --
                                                     --------------    ----------------    -------------
  Net Increase (Decrease) in Shares                          39,602             127,907               --
                                                     ==============    ================    =============

--------------------------------------------------------------------------------

                                                 Strong Wisconsin Tax-Free Fund
                                                --------------------------------
                                                Six Months Ended     Year Ended
                                                 April 30, 2003     Oct. 31, 2002
                                                ----------------    -------------
                                                  (Unaudited)
                                                    (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                     $     30,049,972    $  63,638,314
  Proceeds from Reinvestment of Distributions          1,386,191        1,687,121
  Payment for Shares Redeemed                        (20,966,669)     (28,681,448)
                                                ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                        10,469,494       36,643,987

CLASS C
  Proceeds from Shares Sold                            1,316,263               --
  Proceeds from Reinvestment of Distributions                550               --
  Payment for Shares Redeemed                             (4,000)              --
                                                ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                         1,312,813               --
                                                ----------------    -------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                  $     11,782,307    $  36,643,987
                                                ================    =============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                 2,829,798        6,115,951
  Issued in Reinvestment of Distributions                130,803          162,449
  Redeemed                                            (1,977,706)      (2,760,202)
                                                ----------------    -------------
  Net Increase (Decrease) in Shares                      982,895        3,518,198
                                                ================    =============
CLASS C
  Sold                                                   123,184               --
  Issued in Reinvestment of Distributions                     51               --
  Redeemed                                                  (374)              --
                                                ----------------    -------------
  Net Increase (Decrease) in Shares                      122,861               --
                                                ================    =============

--------------------------------------------------------------------------------
April 30, 2003 (Unaudited)

9.   Investments in Affiliates

     Affiliated issuers, as defined under the 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended April 30, 2003 were as follows:

                                                                                                                   Investment
                                             Balance of       Gross      Gross Sales    Balance of       Value       Income
                                            Shares Held     Purchases        and       Shares Held     April 30,   Nov. 1, 2002
                                            Nov. 1, 2002  and Additions  Reductions   April 30, 2003     2003     April 30 2003
                                            ------------  -------------  -----------  --------------  ----------- -------------
Strong High-Yield Municpal Bond Fund
------------------------------------
Strong Tax-Free Money Fund                     4,775,000     32,580,000   37,355,000              --  $        -- $      23,680

Strong Intermediate Municipal Bond Fund
---------------------------------------
Strong Tax-Free Money Fund                       930,000     30,356,000   31,096,000         190,000      190,000        12,376

Strong Municipal Bond Fund
--------------------------
Strong Tax-Free Money Fund                       965,000    108,900,000  102,800,000       7,065,000    7,065,000        35,860

Strong Short-Term High Yield Municipal Fund
-------------------------------------------
Strong Tax-Free Money Fund                     1,060,000     33,055,000   34,115,000              --           --        22,304

Strong Short-Term Municipal Bond Fund
-------------------------------------
Strong Municipal Money Market Fund                 2,000      3,080,000    3,082,000              --           --           213
Strong Tax-Free Money Fund                    20,740,000    186,540,000  190,340,000      16,940,000   16,940,000        85,947

10.  Litigation

     On August 28, 2002, Strong Municipal Bond Fund, Inc. ("Fund") obtained a judgment order against certain defendants in Oklahoma federal district court awarding a rescission claim to the Fund for approximately $10,465,000, attorney fees and expenses of approximately $686,000, and statutory interest on certain municipal bonds purchased by the Fund in 1998. The Fund's litigation counsel has advised the Fund that the defendants have appealed the judgment. Until a final, non-appealable judgment is obtained by the Fund, the Fund considers it speculative to place any specific value on this jury award, and has not recorded this contingent receivable. Therefore, it has not been used in calculating net asset value of the Fund.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                                                     Period Ended
                                                     -----------------------------------------------------------------------------
                                                     April 30,    Oct. 31,   Oct. 31,   Oct. 31,    Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                         2003/(b)/      2002       2001     2000/(c)/     2000       1999       1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    7.01   $    8.16  $    8.75  $    8.91   $    9.79  $   10.52  $   10.09

Income From Investment Operations:
  Net Investment Income (Loss)                            0.21        0.40       0.51       0.09        0.59       0.58       0.59
  Net Realized and Unrealized Gains (Losses) on
    Investments                                          (0.60)      (1.15)     (0.59)     (0.15)      (0.88)     (0.68)      0.45
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                       (0.39)      (0.75)     (0.08)     (0.06)      (0.29)     (0.10)      1.04

Less Distributions:
  From Net Investment Income/(d)/                        (0.21)      (0.40)     (0.51)     (0.10)      (0.59)     (0.58)     (0.59)
  From Net Realized Gains                                   --          --         --         --          --      (0.05)     (0.02)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (0.21)      (0.40)     (0.51)     (0.10)      (0.59)     (0.63)     (0.61)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    6.41   $    7.01  $    8.16  $    8.75   $    8.91  $    9.79  $   10.52
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                            -5.7%       -9.5%      -0.9%      -0.7%       -2.9%      -1.1%     +10.5%
  Net Assets, End of Period (In Millions)            $     119   $     156  $     282  $     417   $     439  $     635  $     667
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                        1.0%*       1.0%       0.8%       0.7%*       0.7%       0.7%       0.7%
  Ratio of Expenses to Average Net Assets                  1.0%*       1.0%       0.8%       0.7%*       0.7%       0.7%       0.7%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                             6.2%*       5.2%       6.1%       6.4%*       6.4%       5.7%       5.7%
  Portfolio Turnover Rate                                 22.5%       35.7%      24.9%       1.4%       17.5%      52.5%      66.5%

STRONG INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                                                        Period Ended
                                                                            -------------------------------------
                                                                            April 30,     Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                                2003/(b)/       2002        2001/(e)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $   10.48    $    10.25     $   10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                                   0.21          0.45          0.11
  Net Realized and Unrealized Gains (Losses) on Investments                      0.18          0.26          0.25
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                               0.39          0.71          0.36

Less Distributions:
  From Net Investment Income/(d)/                                               (0.21)        (0.45)        (0.11)
  From Net Realized Gains                                                          --         (0.03)           --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                           (0.21)        (0.48)        (0.11)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $   10.66    $    10.48     $   10.25
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                                   +3.7%         +7.1%         +3.6%
  Net Assets, End of Period (In Millions)                                   $      39    $       34     $       2
  Ratio of Expenses to Average Net Assets before Expense Offsets                  1.2%*         1.4%          4.5%*
  Ratio of Expenses to Average Net Assets                                         0.4%*         0.1%          0.0%/(f)/*
  Ratio of Net Investment Income (Loss) to Average Net Assets                     4.0%*         4.2%          4.3%*
  Portfolio Turnover Rate                                                       101.5%        225.2%        114.6%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from August to October.
(d) Tax-exempt for regular federal income tax purposes.
(e) For the period from August 1, 2001 (public launch date) to October 31, 2001.
(f) Amount calculated is less than 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

                                                                                   Period Ended
                                                   -----------------------------------------------------------------------------
                                                   April 30,    Oct. 31,   Oct. 31,   Oct. 31,    Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                       2003/(b)/      2002       2001     2000/(c)/     2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $    8.73   $    8.89  $    8.58  $    8.78   $    9.37  $    9.96  $    9.52

Income From Investment Operations:
  Net Investment Income (Loss)                          0.19        0.37       0.41       0.08        0.50       0.51       0.51
  Net Realized and Unrealized Gains (Losses) on
    Investments                                         0.10       (0.16)      0.31      (0.20)      (0.59)     (0.59)      0.44
--------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      0.29        0.21       0.72      (0.12)      (0.09)     (0.08)      0.95

Less Distributions:
  From Net Investment Income/(d)/                      (0.19)      (0.37)     (0.41)     (0.08)      (0.50)     (0.51)     (0.51)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                  (0.19)      (0.37)     (0.41)     (0.08)      (0.50)     (0.51)     (0.51)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $    8.83   $    8.73  $    8.89  $    8.58   $    8.78  $    9.37  $    9.96
================================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
  Total Return                                          +3.4%       +2.4%      +8.6%      -1.4%       -0.9%      -1.0%     +10.1%
  Net Assets, End of Period (In Millions)          $     230   $     243  $     261  $     259   $     274  $     370  $     287
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                      0.9%*       1.1%       1.0%       0.8%*       0.8%       0.7%       0.7%
  Ratio of Expenses to Average Net Assets                0.9%*       1.1%       0.9%       0.8%*       0.8%       0.7%       0.7%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                           4.4%*       4.2%       4.8%       5.2%*       5.6%       5.1%       5.2%
  Portfolio Turnover Rate                               57.8%       95.1%     118.3%       7.2%       19.2%      22.4%      58.5%

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
--------------------------------------------------------------------------------

                                                                                    Period Ended
                                                   -----------------------------------------------------------------------------
                                                   April 30,    Oct. 31,   Oct. 31,   Oct. 31,    Aug. 31,   Aug. 31,   Aug. 31,
Selected Per-Share Data/(a)/                       2003/(b)/      2002       2001     2000/(c)/     2000       1999     1998/(e)/
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   9.38      $    9.56  $    9.58  $    9.60   $    9.99  $   10.17  $   10.00

Income From Investment Operations:
  Net Investment Income (Loss)                         0.22           0.44       0.50       0.08        0.51       0.50       0.37
  Net Realized and Unrealized Gains (Losses) on
    Investments                                        0.00/(f)/     (0.18)     (0.02)     (0.02)      (0.39)     (0.18)      0.17
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     0.22           0.26       0.48       0.06        0.12       0.32       0.54

Less Distributions:
  From Net Investment Income/(d)/                     (0.22)         (0.44)     (0.50)     (0.08)      (0.51)     (0.50)     (0.37)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                 (0.22)         (0.44)     (0.50)     (0.08)      (0.51)     (0.50)     (0.37)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $   9.38      $    9.38  $    9.56  $    9.58   $    9.60  $    9.99  $   10.17
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                         +2.4%          +2.8%      +5.1%      +0.7%       +1.3%      +3.2%      +5.5%
  Net Assets, End of Period (In Millions)          $    135      $     124  $     139  $     133   $     140  $     182  $     101
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                     0.7%*          0.8%       0.8%       0.7%*       0.7%       0.7%       1.0%*
  Ratio of Expenses to Average Net Assets               0.7%*          0.8%       0.7%       0.7%*       0.6%       0.4%       0.4%*
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                          4.7%*          4.7%       5.1%       5.1%*       5.2%       4.9%       5.0%*
  Portfolio Turnover Rate                              19.8%          68.9%      62.8%       6.0%       27.9%      22.7%       8.1%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from August to October.
(d) Tax-exempt for regular federal income tax purposes.
(e) For the period from December 1, 1997 (public launch date) to August 31,
    1998.
(f) Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MINNESOTA TAX-FREE FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                             Period Ended
                                                             ------------
                                                               April 30,
Selected Per-Share Data/(a)/                                   2003/(b)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                       0.12
  Net Realized and Unrealized Gains (Losses) on Investments          0.25
-------------------------------------------------------------------------
  Total from Investment Operations                                   0.37
Less Distributions:
  From Net Investment Income/(c)/                                   (0.12)
-------------------------------------------------------------------------
  Total Distributions                                               (0.12)
-------------------------------------------------------------------------
Net Asset Value, End of Period                               $      10.25
=========================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------
  Total Return                                                       +3.7%
  Net Assets, End of Period (In Millions)                    $          3
  Ratio of Expenses to Average Net Assets before Expense
    Offsets                                                           4.7%*
  Ratio of Expenses to Average Net Assets                             0.0%/(d)/*
  Ratio of Net Investment Income (Loss) to Average Net Assets         3.7%*
  Portfolio Turnover Rate/(f)/                                        5.3%

STRONG MINNESOTA TAX-FREE FUND--CLASS C
--------------------------------------------------------------------------

                                                             Period Ended
                                                             -------------
                                                               April 30,
Selected Per-Share Data/(a)/                                   2003/(b)/
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $       10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                        0.12
  Net Realized and Unrealized Gains (Losses) on
    Investments                                                       0.25
--------------------------------------------------------------------------
  Total from Investment Operations                                    0.37

Less Distributions:
  From Net Investment Income/(c)/                                    (0.12)
--------------------------------------------------------------------------
  Total Distributions                                                (0.12)
--------------------------------------------------------------------------
Net Asset Value, End of Period                               $       10.25
==========================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------
  Total Return                                                        +3.7%
  Net Assets, End of Period (In Millions)                    $           0/(e)/
  Ratio of Expenses to Average Net Assets before Expense
    Offsets                                                            5.1%*
  Ratio of Expenses to Average Net Assets                              0.1%*
  Ratio of Net Investment Income (Loss) to Average Net Assets          3.4%*
  Portfolio Turnover Rate/(f)/                                         5.3%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from December 27, 2002 (public launch date) to April 30, 2003 (unaudited).
(c) Tax-exempt for regular federal income tax purposes.
(d) Amount calculated is less than 0.05%.
(e) Amount calculated is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG SHORT-TERM MUNICIPAL BOND FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                         Period Ended
                                                     -----------------------------------------------------------------------------
                                                     April 30,    Oct. 31,   Oct. 31,   Oct. 31,    Aug. 31,  Aug. 31,    Aug. 31,
Selected Per-Share Data/(a)/                         2003/(b)/      2002       2001    2000/(c)/      2000      1999       1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    9.72   $    9.78  $    9.62  $    9.64   $    9.76  $    9.95  $    9.82

Income From Investment Operations:
  Net Investment Income (Loss)                            0.18        0.40       0.44       0.08        0.46       0.47       0.48
  Net Realized and Unrealized Gains (Losses) on
    Investments                                           0.08       (0.06)      0.16      (0.02)      (0.12)     (0.19)      0.13
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        0.26        0.34       0.60       0.06        0.34       0.28       0.61
Less Distributions:
  From Net Investment Income/(d)/                        (0.18)      (0.40)     (0.44)     (0.08)      (0.46)     (0.47)     (0.48)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                    (0.18)      (0.40)     (0.44)     (0.08)      (0.46)     (0.47)     (0.48)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    9.80   $    9.72  $    9.78  $    9.62   $    9.64  $    9.76  $    9.95
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                            +2.7%       +3.5%      +6.4%      +0.6%       +3.6%      +2.8%      +6.3%
  Net Assets, End of Period (In Millions)            $     622   $     593  $     505  $     317   $     307  $     325  $     211
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                        0.6%*       0.6%       0.6%       0.6%*       0.6%       0.6%       0.6%
  Ratio of Expenses to Average Net Assets                  0.6%*       0.6%       0.6%       0.6%*       0.6%       0.6%       0.6%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                             3.7%*       4.1%       4.5%       4.9%*       4.8%       4.7%       4.8%
  Portfolio Turnover Rate/(f)/                            30.2%       68.2%      73.7%       8.9%       48.6%      22.7%      15.7%

STRONG SHORT-TERM MUNICIPAL BOND FUND -- CLASS C
---------------------------------------------------------------------------

                                                               Period Ended
                                                               ------------
                                                                 April 30,
Selected Per-Share Data/(a)/                                     2003/(e)/
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $       9.79

Income From Investment Operations:
  Net Investment Income (Loss)                                         0.06
  Net Realized and Unrealized Gains (Losses) on Investments            0.00/(g)/
---------------------------------------------------------------------------
  Total from Investment Operations                                     0.06
Less Distributions:
  From Net Investment Income/(d)/                                     (0.06)
---------------------------------------------------------------------------
  Total Distributions                                                 (0.06)
---------------------------------------------------------------------------
Net Asset Value, End of Period                                 $       9.79
===========================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------
  Total Return                                                         +0.6%
  Net Assets, End of Period (In Millions)                      $          1
  Ratio of Expenses to Average Net Assets before Expense
    Offsets                                                             1.7%*
  Ratio of Expenses to Average Net Assets                               1.7%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           2.0%*
  Portfolio Turnover Rate/(f)/                                         30.2%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) In 2000, the Fund changed its fiscal year-end from August to October.
(d) Tax-exempt for regular federal income tax purposes.
(e) For the period from February 3, 2003 (public launch date) to April 30, 2003 (unaudited).
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG WISCONSIN TAX-FREE FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------

                                                                             Period Ended
                                                                   --------------------------------
                                                                   April 30,    Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                       2003/(b)/      2002    2001/(c)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $   10.56   $   10.36  $   10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                          0.23        0.48       0.27
  Net Realized and Unrealized Gains (Losses) on Investments             0.20        0.21       0.36
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.43        0.69       0.63
Less Distributions:
  From Net Investment Income/(d)/                                      (0.23)      (0.48)     (0.27)
  From Net Realized Gains                                                 --       (0.01)        --
---------------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.23)      (0.49)     (0.27)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $   10.76   $   10.56  $   10.36
===================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
  Total Return                                                          +4.1%       +6.8%      +6.4%
  Net Assets, End of Period (In Millions)                          $      77   $      65  $      28
  Ratio of Expenses to Average Net Assets before Expense Offsets         1.1%*       1.1%       1.9%*
  Ratio of Expenses to Average Net Assets                                0.2%*       0.1%       0.0%/(e)/*
  Ratio of Net Investment Income (Loss) to Average Net Assets            4.3%*       4.5%       4.7%*
  Portfolio Turnover Rate/(g)/                                          24.0%       95.3%      53.8%

STRONG WISCONSIN TAX-FREE FUND -- CLASS C
---------------------------------------------------------------------------

                                                               Period Ended
                                                               ------------
                                                                April 30,
Selected Per-Share Data/(a)/                                    2003/(f)/
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $      10.60
Income From Investment Operations:
  Net Investment Income (Loss)                                         0.11
  Net Realized and Unrealized Gains (Losses) on Investments            0.16
---------------------------------------------------------------------------
  Total from Investment Operations                                     0.27
Less Distributions:
  From Net Investment Income/(d)/                                     (0.11)
---------------------------------------------------------------------------
  Total Distributions                                                 (0.11)
---------------------------------------------------------------------------
Net Asset Value, End of Period                                 $      10.76
===========================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------
  Total Return                                                         +2.5%
  Net Assets, End of Period (In Millions)                      $          1
  Ratio of Expenses to Average Net Assets before Expense
    Offsets                                                             1.9%*
  Ratio of Expenses to Average Net Assets                               1.5%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           2.6%*
  Portfolio Turnover Rate/(g)/                                         24.0%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2003 (unaudited).
(c) For the period from April 9, 2001 (public launch date) to October 31, 2001.
(d) Tax-exempt for regular federal income tax purposes.
(e) Amount calculated is less than 0.05%.
(f) For the period from December 27, 2002 (public launch date) to April 30, 2003 (unaudited).
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.
     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.
     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro Goldwyn Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; Manpower, Inc. (a world-wide provider of staffing services) since 2001; and Alliance Insurance (formerly the Fireman's
Fund) (an insurance company) from 1975 to 1990; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; and former President of the Reserve Homeowners Association.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; and former Fellow of the American College of Medical Practice Executives.

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Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
     Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; and Vice President of the Advisor from August 2000 to April 2001. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. She was Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse-Madison from December 1993 to August 1996.

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.
     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; and Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
     Mr. Zoeller has been Secretary of the Advisor from December 2001 to November 2002; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; and Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
     Richard S. Strong
     Willie D. Davis
     Gordon B. Greer
     Stanley Kritzik
     Neal Malicky
     William F. Vogt

Officers
     Richard S. Strong, Chairman of the Board
     Thomas M. Zoeller, Vice President
     Richard W. Smirl, Vice President and Secretary
     Susan A. Hollister, Vice President and Assistant Secretary
     Gilbert L. Southwell III, Assistant Secretary
     John W. Widmer, Treasurer
     Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor
     Strong Capital Management, Inc.
     P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor
     Strong Investments, Inc.
     P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian
     State Street Bank and Trust Company
     801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
     Strong Investor Services, Inc.
     P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Accountants
     PricewaterhouseCoopers LLP
     100 East Wisconsin Avenue, Milwaukee,Wisconsin 53202

Legal Counsel
     Godfrey & Kahn, S.C.
     780 North Water Street, Milwaukee,Wisconsin 53202

[STRONG LOGO]

--------------------------------------------------------------------------------

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT34373 06-03

                                                         SMUNI/WH2160      04-03

Item 2.  Code of Ethics

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.  Audit Committee Financial Expert

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.  Principal Accountant Fees and Services

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 5 - 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         (a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant's management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant's management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and
         (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

         The following exhibits are attached to this Form N-CSR:

         10(b)(1)     Certification of Principal Executive Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2)     Certification of Principal Financial Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong High-Yield Municipal Bond Fund, Inc.

By:      /s/ Richard W. Smirl
         -------------------------------------
         Richard W. Smirl, Vice President and Secretary

Date:    June 24, 2003
         -------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard S. Strong
         -------------------------------------
         Richard S. Strong, Principal Executive Officer

Date:    June 24, 2003
         -------------


By:      /s/ John W. Widmer
         -------------------------------------
         John W. Widmer, Treasurer (Principal Financial Officer)

Date:    June 24, 2003
         -------------